1933 Act No. 333-37453
                                                       1940 Act No. 811-08413

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
    Pre-Effective Amendment No.                                           [ ]
    Post-Effective Amendment No. 24                                       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
     Amendment No. 25                                                     [X]


                             EVERGREEN EQUITY TRUST

              200 Berkeley Street, Boston, Massachusetts 02116-5034
                    (Address of Principal Executive Offices)

                                 (617) 210-3200
                         (Registrant's Telephone Number)

                          The Corporation Trust Company
                               1209 Orange Street
                           Wilmington, Delaware 19801
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)

                             EVERGREEN EQUITY TRUST

                                   CONTENTS OF

                         POST-EFFECTIVE AMENDMENT NO. 24
                                       to
                             REGISTRATION STATEMENT

     This Post-Effective Amendment No. 24 to Registrant's Registration Statement No. 333-37453/811-08413 consists of the following pages, items of information and documents:

                                The Facing Sheet

                               The Contents Page

                                     PART A
                                     ------

       Prospectus for Evergreen Aggressive Growth Fund, Evergreen Capital
               Growth Fund (formerly Mentor Capital Growth Portfolio), Evergreen Fund, Evergreen Growth Fund (formerly Mentor Growth Portfolio),
         Evergreen Masters Fund, Evergreen Omega Fund, Evergreen Small
        Company Growth Fund, Evergreen Strategic Growth Fund, Evergreen
             Stock Selector Fund and Evergreen Tax Strategic Equity
                            Fund is contained herein.

            Prospectus for Evergreen Capital Income and Growth Fund (formerly Mentor Income and Growth Portfolio) is contained herein.

                 Prospectus for Evergreen Capital Balanced Fund
           (formerly Mentor Balanced Portfolio) is contained herein.

     Prospectus for Evergreen Healthcare Fund and Evergreen Technology Fund
                 contained in Post-Effective Amendment No. 23 to
        Registration Statement No 333-37453/811-08413 filed on
              December 22, 1999 is incorporated by reference herein.

 Prospectus for Evergreen Equity Income Fund, Evergreen Growth and Income Fund,
   Evergreen Income and Growth Fund, Evergreen Small Cap Value Fund, Evergreen Value Fund, Evergreen Utility Fund and Evergreen Blue Chip Fund contained in
          Post-Effective Amendment No. 21 to Registration Statement No.
               333-37453/811-08413 filed on November 29, 1999 are
                       incorporated by reference herein.

   Prospectus for Evergreen America's Utility Fund (formerly America's Utility
    Fund, Inc.) contained in Post-Effective Amendment No. 10 to Registration
              Statement No. 33-45437/811-6549 filed on May 3, 1999
                      is incorporated by reference herein.

      Prospectus for Evergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund is contained in Post-Effective
  Amendment No. 16 to Registration Statement No. 333-37453/811-08413 filed on
             July 29, 1999 and is incorporated by reference herein.


                                     PART B
                                     ------

          Statement of Additional Information for Evergreen Aggressive
           Growth Fund, Evergreen Capital Growth Fund (formerly Mentor
              Capital Growth Portfolio), Evergreen Fund, Evergreen
                 Growth Fund (formerly Mentor Growth Portfolio),
          Evergreen Masters Fund, Evergreen Omega Fund, Evergreen Small
         Company Growth Fund, Evergreen Strategic Growth Fund, Evergreen
             Stock Selector Fund and Evergreen Tax Strategic Equity
                            Fund is contained herein.

    Statement of Additional Information for Evergreen Capital Balanced Fund
         (formerly Mentor Balanced Portfolio) is contained herein.

        Statement of Additional Information for Evergreen Capital Income
          and Growth Fund (formerly Mentor Income and Growth Portfolio)
                              is contained herein.

      Statement of Additional Information for Evergreen Healthcare Fund and
              Evergreen Technology Fund contained in Post-Effective
   Amendment No. 23 to Registration Statement No 333-37453/811-08413 filed on
             December 22, 1999 is incorporated by reference herein.

      Statement of Additional Information for Evergreen Equity Income Fund,
       Evergreen Growth and Income Fund, Evergreen Income and Growth Fund,
              Evergreen Small Cap Value Fund, Evergreen Value Fund,
        Evergreen Utility Fund and Evergreen Blue Chip Fund contained in
            Post-Effective Amendment No. 21 to Registration Statement
               No. 333-37453/811-08413 filed on November 29, 1999
                      is incorporated by reference herein.

   Statement of Additional Information for Evergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund is contained in
          Post-Effective Amendment No. 16 to Registration Statement No.
                333-37453/811-08413 filed on July 29, 1999 and is
                       incorporated by reference herein.

               Statement of Additional Information for Evergreen
         America's Utility Fund (formerly America's Utility Fund, Inc.) contained in Post-Effective Amendment No. 10 to Registration Statement
  of America's Utility Fund, Inc. Registration Nos. 33-45437/811-6549 filed on
                May 3, 1999 is incorporated by reference herein.

                                     PART C
                                     ------

                                    Exhibits

                                 Indemnification

              Business and Other Connections of Investment Adviser

                             Principal Underwriter

                        Location of Accounts and Records

                                  Undertakings

                                   Signatures

                             EVERGREEN EQUITY TRUST

                                     PART A

                                   PROSPECTUS

                        EVERGREEN DOMESTIC GROWTH FUNDS

   Evergreen Aggressive Growth Fund
   Evergreen Capital Growth Fund
   (formerly Mentor Capital Growth Portfolio)
   Evergreen Fund
   Evergreen Growth Fund
   (formerly Mentor Growth Portfolio)
   Evergreen Masters Fund
   Evergreen Omega Fund
   Evergreen Small Company Growth Fund
   Evergreen Stock Selector Fund
   Evergreen Strategic Growth Fund
   Evergreen Tax Strategic Equity Fund
   Class A
   Class B
   Class C
   Class Y

   Prospectus, February 1, 2000

[LOGO OF EVERGREEN FUNDS]

   The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks......................................................   2

Evergreen Aggressive Growth Fund............................................   4

Evergreen Capital Growth Fund...............................................   6

Evergreen Fund..............................................................   8

Evergreen Growth Fund.......................................................  10

Evergreen Masters Fund......................................................  12

Evergreen Omega Fund........................................................  14

Evergreen Small Company Growth Fund.........................................  16

Evergreen Stock Selector Fund...............................................  18

Evergreen Strategic Growth Fund.............................................  20

Evergreen Tax Strategic Equity Fund.........................................  22


GENERAL INFORMATION:

The Funds' Investment Advisors..............................................  24

The Funds' Portfolio Managers...............................................  25

Calculating the Share Price.................................................  26

How to Choose an Evergreen Fund.............................................  26

How to Choose the Share Class That Best Suits You...........................  26


How to Buy Shares...........................................................  29

How to Redeem Shares........................................................  30

Other Services..............................................................  31

The Tax Consequences of Investing in the Funds..............................  31

Fees and Expenses of the Funds..............................................  32

Financial Highlights........................................................  33

Other Fund Practices........................................................  47

In general, Funds included in this prospectus seek to provide investors with capital growth. These Funds tend to have more growth potential, risk and volatility than less aggressive funds.




Fund Summaries Key
Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL
What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY
How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS
What are the specific risks for an investor in the Fund?

PERFORMANCE
How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES
How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

                             OVERVIEW OF FUND RISKS

           Domestic
           Growth
            Funds

typically rely on a combination of the following strategies:
 . investing primarily in common stocks;
 . investing in companies expected to provide capital growth; and . selling a portfolio investment when the issuer's investment fundamentals begin to deteriorate, when the investment no longer appears to meet the Fund's investment objective, when the Fund must meet redemptions, or for other investment reasons which the portfolio manager deems necessary.

may be appropriate for investors who:
 . seek an investment expected to grow over time;
 . can tolerate substantial volatility in the value of their investment.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

 Risk Factors For All Mutual Funds
 Please remember that mutual fund shares are:
 . not guaranteed to achieve their investment goal
 . not a deposit with a bank
 . not insured, endorsed or guaranteed by the FDIC or any government agency . subject to investment risks, including possible loss of your original investment

 Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

 Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

 Stock Market Risk
 Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on your investment would likely decline. Even if general economic conditions do not change, your investment may decline in value if the particular industries, issuers or sectors your Fund invests in do not perform well.

 Market Capitalization Risk
 Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

 Investment Style Risk
 Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of

DOMESTIC GROWTH FUNDS

                             OVERVIEW OF FUND RISKS

 different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

 Interest Rate Risk
 When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Fund invests a significant portion of its portfolio in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of and total return earned on your investment may decline. When interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

 Credit Risk
 The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If the Fund invests in debt securities then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis.

 Foreign Investment Risk
 A Fund's investment in non-U.S. securities could expose it to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                            Aggressive Growth Fund

 FUND FACTS:

 Goal:
 . Long-term Capital Growth

 Principal Investments:
 . U.S. Common Stocks of All Market Caps

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Evergreen Investment Management Company

 Portfolio Manager:
 . Maureen E. Cullinane

 NASDAQ Symbols:
 . EAGAX (Class A)
 . EAGBX (Class B)
 . EAGYX (Class Y)

 Dividend Payment Schedule:
 . Annually


   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund invests at least 65%, and under normal conditions substantially all, of its assets in the common stock of U.S. companies across all market capitalizations ranging from emerging growth companies to larger, more well-established companies. The Fund's portfolio manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The portfolio manager's active style of portfolio management may lead to high portfolio turnover, but that will not limit the portfolio manager's investment decisions.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

                                    [CHART]
                                1990      -4.51
                                1991      77.23
                                1992      13.90
                                1993      17.88
                                1994      -9.31
                                1995      34.34
                                1996      17.23
                                1997       7.66
                                1998      23.54
                                1999      48.24

Best Quarter:  4th Quarter 1999 +33.05%
Worst Quarter: 3rd Quarter 1990 -19.85%

The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000 Growth Index which is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

                         Inception                                       Performance
                           Date                                             Since
                         of Class      1 year     5 year     10 year      4/15/1983
  Class A                4/15/1983     41.18%     24.22%     19.81%        15.73%
  Class B                 7/7/1995     42.18%     24.49%     20.02%        15.85%
  Class C                 8/3/1995     45.15%     24.60%     20.00%        15.84%
  Class Y                7/11/1995     48.60%     25.76%     20.55%        16.16%
  Russell 1000 Growth                  33.16%     32.41%     20.32%        17.78%

*Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder Transaction
  Expenses                  Class A Class B Class C Class Y
  Maximum sales              4.75%    None    None   None
  charge imposed
  on Purchases (as
  a % of offering
  price)
  Maximum deferred           None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

           Management 12b-1  Other       Total Fund
              Fees    Fees  Expenses Operating Expenses
  Class A    0.52%    0.25%  0.41%         1.18%
  Class B    0.52%    1.00%  0.41%         1.93%
  Class C    0.52%    1.00%  0.41%         1.92%
  Class Y    0.52%    0.00%  0.41%         0.93%

+ Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                       Assuming
                          End of Period                         No Redemption
              -------------------------------------------     ------------------
  After:      Class A     Class B     Class C     Class Y     Class B    Class C
  1 year        $590        $696        $395         $95        $196        $195
  3 years       $832        $906        $603        $296        $606        $603
  5 years     $1,093      $1,242      $1,037        $515      $1,042      $1,037
  10 years    $1,839      $1,968      $2,243      $1,143      $1,968      $2,243

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

Capital Growth Fund

 FUND FACTS:

 Goal:
 . Long-term Capital Growth

 Principal Investments:
 . Large Cap U.S. Common Stocks

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Mentor Investment Advisors, LLC

 Portfolio Managers:
 . John G. Davenport
 . Richard H. Skeppstrom, II
 . Steven A. Certo
 . E. Craig Dauer
 . John G. Jordan, III

 NASDAQ Symbols:
 . ECPGX (Class A)
 . ECPTX (Class C)

 Dividend Payment Schedule:
 . Annually

 ................................................................................

   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund seeks to achieve its goal by investing primarily in common stocks of large U.S. companies which the portfolio managers believe have the potential for capital appreciation over the intermediate- and long-term. The Fund may also invest without limit in preferred stocks, convertible securities and any other securities that the portfolio managers believe may permit the Fund to achieve its investment goal. The Fund's portfolio managers select stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies which the Fund's portfolio managers believe are undervalued.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since the Class A shares' inception on 4/29/1992. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

                                    [CHART]
                                 1993      3.53
                                 1994     -2.70
                                 1995     26.41
                                 1996     26.49
                                 1997     31.14
                                 1998     27.34
                                 1999      5.54

Best Quarter:  4th Quarter 1998 +20.55%
Worst Quarter: 3rd Quarter 1998 -11.37%

The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index, which is an unmanaged index that measures the performance of the large-cap company segment of the U.S. market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

               Inception                                                        Performance
                  Date                                                             Since
                of Class          1 year         5 year         10 year          4/29/1992
  Class A       4/29/1992          0.52%         22.20%           N/A             14.95%
  Class B      10/25/1999          0.33%         23.18%           N/A             15.65%
  Class C       4/29/1992          2.50%         22.44%           N/A             14.84%
  Class Y      11/19/1997          5.86%         23.52%           N/A             15.76%
  S&P 500                         21.04%         28.56%           N/A             20.58%

*Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder Transaction
  Expenses                  Class A Class B Class C Class Y
  Maximum sales              4.75%    None    None   None
  charge imposed
  on Purchases (as
  a % of offering
  price)

  Maximum deferred           None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

           Management 12b-1  Other       Total Fund
              Fees    Fees  Expenses Operating Expenses
  Class A    0.80%    0.25%  0.34%         1.39%
  Class B    0.80%    1.00%  0.34%         2.14%++
  Class C    0.80%    1.00%  0.34%         2.14%
  Class Y    0.80%    0.00%  0.34%         1.14%

+Actual for the fiscal year ended 9/30/1999.
++Estimated for the fiscal year ending 9/30/2000.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                       Assuming
                          End of Period                         No Redemption
              -------------------------------------------     ------------------
  After:      Class A     Class B     Class C     Class Y     Class B    Class C
  1 year        $610        $717        $417        $116        $217        $217
  3 years       $894        $970        $670        $362        $670        $670
  5 years     $1,199      $1,349      $1,149        $628      $1,149      $1,149
  10 years    $2,064      $2,192      $2,472      $1,386      $2,192      $2,472

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                Evergreen Fund

 FUND FACTS:

 Goal:
 . Long-term Capital Growth

 Principal Investments:
 . Large Cap U.S. Common Stocks

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Evergreen Asset Management Corp.

 Portfolio Managers:
 . Jean Ledford
 . Richard Welsh

 NASDAQ Symbols:
 . EVRAX (Class A)
 . EVRBX (Class B)
 . EVRCX (Class C)
 . EVGRZ (Class Y)

 Dividend Payment Schedule:
 . Annually

   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund invests primarily in the common stocks of large U.S. companies. The Fund's portfolio managers select stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies which the Fund's portfolio managers believe are undervalued. Other equity securities in which the Fund may invest include preferred stocks and securities convertible into common stocks.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Class Y shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Class Y Shares (%)

                                    [CHART]
                                1990      -11.72
                                1991       40.05
                                1992        8.73
                                1993        6.27
                                1994        0.73
                                1995       37.19
                                1996       17.55
                                1997       30.34
                                1998        7.23
                                1999       16.05

Best Quarter:  1st Quarter 1991 +19.63%
Worst Quarter: 3rd Quarter 1990 -21.34%

The next table lists the Fund's average annual total return by class over the past one, five, and ten years and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index, which is an unmanaged index that measures the performance of the large-cap company segment of the U.S. market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

               Inception                                                        Performance
                  Date                                                             Since
                of Class          1 year         5 year         10 year         10/15/1971
  Class A        1/3/1995         10.22%         19.65%         13.44%            16.22%
  Class B        1/3/1995          9.88%         19.82%         13.61%            16.28%
  Class C        1/3/1995         13.00%         20.01%         13.61%            16.28%
  Class Y      10/15/1971         16.05%         21.21%         14.17%            16.49%
  S&P 500                         21.04%         28.56%         18.21%            14.34%

*Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder Transaction
  Expenses                  Class A Class B Class C Class Y
  Maximum sales              4.75%    None    None   None
  charge imposed
  on purchases (as
  a % of offering
  price)

  Maximum deferred           None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                Management           12b-1            Other                 Total Fund
                   Fees              Fees            Expenses           Operating Expenses
  Class A         0.79%              0.25%            0.35%                   1.39%
  Class B         0.79%              1.00%            0.35%                   2.14%
  Class C         0.79%              1.00%            0.35%                   2.14%
  Class Y         0.79%              0.00%            0.35%                   1.14%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                       Assuming
                          End of Period                         No Redemption
              -------------------------------------------     -------------------
  After:      Class A     Class B     Class C     Class Y     Class B     Class C
  1 year        $610        $717        $417        $116        $217        $217
  3 years       $894        $970        $670        $362        $670        $670
  5 years     $1,199      $1,349      $1,149        $628      $1,149      $1,149
  10 years    $2,064      $2,192      $2,472      $1,386      $2,192      $2,472

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                  Growth Fund

 FUND FACTS:

 Goal:
 . Long-term Capital Growth

 Principal Investments:
 . Small and Mid Cap U.S. Common Stocks

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Mentor Investment Advisors, LLC

 Portfolio Managers:
 . Theodore W. Price
 . Linda Ziglar
 . Jeffrey S. Drummond

 NASDAQ Symbols:
 . EGWAX (Class A)
 . EGRTX (Class C)
 . EGRYX (Class Y)

 Dividend Payment Schedule:
 . Annually

   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund seeks to achieve its goal by investing at least 75% of its assets in common stocks of small and medium sized U.S. companies but may invest in companies of any size. The Fund's portfolio managers employ a growth-style of equity management and will purchase stocks of companies which have demonstrated earnings, asset values or growth potential which they believe are not yet reflected in the stock's market price. A key indicator of undervaluation considered by the portfolio managers would be a company whose earnings growth is above the S&P 500 Index's performance.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Class C shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class C Shares (%)

                                    [CHART]
                                1990      -11.27
                                1991       50.25
                                1992       15.56
                                1993       15.60
                                1994       -4.45
                                1995       39.42
                                1996       21.01
                                1997       17.70
                                1998        0.86
                                1999       20.30

Best Quarter:  4th Quarter 1999 +30.54%
Worst Quarter: 3rd Quarter 1998 -22.68%

The next table lists the Fund's average annual total return by class over the past one-, five- and ten years and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000 Index, which is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any muutal fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

                   Inception                                                Performance
                    Date of                                                    Since
                     Class          1 year       5 year       10 year        4/15/1985
  Class A            6/5/1995       15.47%       18.90%       15.00%          13.61%
  Class B          10/18/1999       15.36%       19.04%       15.16%          13.72%
  Class C           4/15/1985       18.30%       19.23%       15.15%          13.71%
  Class Y          11/19/1997       21.52%       19.53%       15.23%          13.74%
  Russell 2000                      21.26%       16.69%       13.40%          12.65%

*Historical performance shown for Classes A, B and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns of Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder
  Transaction
  Expenses          Class A Class B Class C Class Y
  Maximum sales      4.75%    None    None   None
  charge imposed
  on Purchases (as
  a % of offering
  price)
  Maximum deferred   None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

           Management 12b-1  Other       Total Fund
              Fees    Fees  Expenses Operating Expenses
  Class A    0.70%    0.25%  0.35%         1.30%
  Class B    0.70%    1.00%  0.35%         2.05%++
  Class C    0.70%    1.00%  0.35%         2.05%
  Class Y    0.70%    0.00%  0.35%         1.05%

+Actual for the fiscal year ended 9/30/1999.
++Estimated for the fiscal year ending 9/30/2000.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                Assuming Redemption at         Assuming
                     End of Period           No Redemption
            ------------------------------- ---------------
 After:     Class A Class B Class C Class Y Class B Class C
  1 year      $601    $708    $408    $107    $208    $208
  3 years     $868    $943    $643    $334    $643    $643
  5 years   $1,154  $1,303  $1,103    $579  $1,103  $1,103
  10 years  $1,968  $2,097  $2,379  $1,283  $2,097  $2,379

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                 Masters Fund

 FUND FACTS:

 Goal:
 . Long-term Capital Growth

 Principal Investment:
 . Common Stocks of All Market Caps

 Classes of Shares
 Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Evergreen Investment Management

 Portfolio Manager:
 . By Committee

 NASDAQ Symbols:
 . EMFAX (Class A)
 . EMFBX (Class B)

 Dividend Payment Schedule:
 . Annually

   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund's investment program is based on the Manager of Managers strategy of the investment advisor which allocates the Fund's portfolio assets on an approximately equal basis among four investment management organizations or sub-advisors--each of which employs a different investment style.

The Fund's current sub-advisors are:

  Evergreen Asset Management Corp. (EAMC)
  MFS Institutional Advisors, Inc. (MFS)
  OppenheimerFunds, Inc. (Oppenheimer)
  Putnam Investment Management, Inc. (Putnam)

The following investment styles will be applied by the sub-advisors to the segment of the Fund's portfolio for which that sub-advisor is responsible.

EAMC's segment of the portfolio will primarily be invested in equity securities of U.S. and foreign companies with market capitalizations between approximately $500 million and $5 billion. EAMC invests in companies it believes the market has temporarily undervalued in relation to such factors as the company's assets, cash flow and earnings potential. EAMC will use a value-oriented investment strategy.

MFS manages its segment of the portfolio by primarily investing in equity securities of companies with market capitalizations falling within the range of the Russell Midcap Growth Index at the time of the Fund's investment. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth. MFS may invest up to 25% (and generally expects to invest between 0% and 10%) of its segment of the Fund's assets in foreign securities (not including American Depositary Receipts), including foreign growth securities, which are not traded on a U.S. exchange. MFS will use a growth-oriented investment strategy.

Oppenheimer manages its segment of the portfolio by investing primarily in equity securities of those companies with market capitalizations over $5 billion; however, Oppenheimer may, when it deems advisable, invest in the equity securities of mid-cap and small-cap companies. In purchasing portfolio securities, Oppenheimer may invest without limit in foreign securities and may, to a limited degree, invest in non-convertible debt securities and preferred stocks which have the potential for capital appreciation. Oppenheimer will use a blended growth- and value-oriented investment strategy.

Putnam's segment of the portfolio will primarily be invested in equity securities of U.S. and foreign issuers with market capitalizations of $3 billion or more. Putnam may also purchase non-convertible debt securities which offer the opportunity for capital appreciation. In the evaluation of a company, more consideration is given to growth potential than to dividend income. Putnam will use a growth-oriented investment strategy.

The Fund may invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk
 .Interest Rate Risk
 .Credit Risk
 .Foreign Investment Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 12/31/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

                                    [CHART]
                                1999      24.20

Best Quarter:  4th Quarter 1999 +23.58%
Worst Quarter: 1st Quarter 1999 -2.30%

The next table lists the Fund's average annual total return by class over the past one year and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 400 MidCap and the S&P 500 Indices. The S&P 400 MidCap Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. The S&P 500 Index is an unmanaged index that measures the performance of the large-cap company segment of the U.S. market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)

               Inception                                                        Performance
                  Date                                                             Since
                of Class          1 year         5 year         10 year         12/31/1998
  Class A      12/31/1998         18.29%          N/A             N/A             18.29%
  Class B      12/31/1998         18.30%          N/A             N/A             18.50%
  Class C      12/31/1998         21.30%          N/A             N/A             22.30%
  Class Y      12/31/1998         24.50%          N/A             N/A             24.50%
  S&P 400                         14.72%          N/A             N/A             14.72%
  S&P 500                         21.04%          N/A             N/A             21.04%

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder
  Transaction
  Expenses          Class A Class B Class C Class Y
  Maximum sales      4.75%    None    None   None
  charge imposed
  on Purchases (as
  a % of offering
  price)
  Maximum deferred   None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

           Management 12b-1  Other       Total Fund
              Fees    Fees  Expenses Operating Expenses
  Class A    0.87%    0.25%  0.60%         1.72%
  Class B    0.87%    1.00%  0.60%         2.47%
  Class C    0.87%    1.00%  0.60%         2.47%
  Class Y    0.87%    0.00%  0.60%         1.47%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                Assuming Redemption at         Assuming
                     End of Period           No Redemption
            ------------------------------- ---------------
  After:    Class A Class B Class C Class Y Class B Class C
  1 year      $642    $750    $450    $150    $250    $250
  3 years     $991  $1,070    $770    $465    $770    $770
  5 years   $1,364  $1,516  $1,316    $803  $1,316  $1,316
  10 years  $2,409  $2,535  $2,806  $1,757  $2,535  $2,806

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                  Omega Fund

 FUND FACTS:

 Goal:
 . Long-term Capital Growth

 Principal Investments:
 . U.S. Common Stocks of All Market Caps

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Evergreen Investment Management Company

 Portfolio Managers:
 . Maureen E. Cullinane

 NASDAQ Symbols:
 .EKOAX (Class A)
 .EKOBX (Class B)
 .EKOCX (Class C)

 Dividend Payment Schedule:
 . Annually

   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Fund's portfolio manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. The portfolio manager's active style of portfolio management may lead to high portfolio turnover, but that will not limit the portfolio manager's investment decisions.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

                                    [CHART]
                                 1990     -2.38
                                 1991     54.49
                                 1992      4.00
                                 1993     19.33
                                 1994     -5.66
                                 1995     36.94
                                 1996     11.31
                                 1997     24.53
                                 1998     27.30
                                 1999     24.20

Best Quarter:   4th Quarter 1999 +29.12%
Worst Quarter:  3rd Quarter 1990 -14.82%

The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000 Growth Index and the S&P 500 Index. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index that measures the performance of the large-cap company segment of the U.S. market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

               Inception                                                      Performance
                 Date                                            10              Since
               of Class          1 year         5 year          year           4/29/1968

  Class A      4/29/1968         37.31%         27.12%         19.34%           12.38%
  Class B       8/2/1993         38.09%         27.15%         19.28%           12.36%
  Class C       8/2/1993         41.13%         27.30%         19.30%           12.37%
  Class Y      1/13/1997         44.63%         28.50%         19.99%           12.57%
  S&P 500                        21.04%         28.56%         18.21%           12.92%
  Russell 1000 Growth            33.16%         32.41%         20.32%              N/A

*Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder
  Transaction
  Expenses          Class A Class B Class C Class Y

  Maximum sales      4.75%    None    None   None
  charge
  imposed on
  Purchases (as a
  % of offering
  price)

  Maximum deferred   None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                Management           12b-1            Other                 Total Fund
                   Fees              Fees            Expenses           Operating Expenses

  Class A         0.62%              0.25%            0.43%                   1.30%
  Class B         0.62%              1.00%            0.43%                   2.05%
  Class C         0.62%              1.00%            0.42%                   2.04%
  Class Y         0.62%              0.00%            0.43%                   1.05%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                       Assuming
                          End of Period                         No Redemption
              -------------------------------------------     -------------------
  After:      Class A     Class B     Class C     Class Y     Class B     Class C
  1 year        $601        $708        $407        $107        $208        $207
  3 years       $868        $943        $640        $334        $643        $640
  5 years     $1,154      $1,303      $1,098        $579      $1,103      $1,098
  10 years    $1,968      $2,097      $2,369      $1,283      $2,097      $2,369

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                           Small Company Growth Fund

 FUND FACTS:

 Goal:
 . Long-term Capital Growth

 Principal Investment:
 . Small Cap U.S. Common Stocks

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Evergreen Investment Management Company

 Portfolio Manager:
 . J. Gary Craven

 NASDAQ Symbol:
 . EKAAX (Class A)
 . EKABX (Class B)

 Dividend Payment Schedule:
 . Annually


   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund invests at least 65% of its assets in common stocks of U.S. companies with small market capitalizations (less than $2.5 billion) at the time of the Fund's investment. The Fund may also invest up to 35% of its assets in corporate securities without regard to the market capitalization of the issuer, including (1) common stocks of companies with large and medium market capitalizations, (2) securities convertible into common stocks, and (3) rights or warrants to purchase common stocks. The Fund's stock selection is based on a growth-style of investing which emphasizes companies the Fund's portfolio manager believes have anticipated above-average earnings growth potential. While income is not a goal of the Fund, securities with strong income potential may be included in the portfolio as long as they do not conflict with the Fund's goal of long-term capital growth. The Fund may also invest up to 25% of its assets in foreign securities.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk
 .Foreign Investment Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class B Shares (%)

                                    [CHART]
                                1990       -6.01
                                1991       72.90
                                1992        9.86
                                1993       25.34
                                1994        0.18
                                1995       36.27
                                1996        0.82
                                1997       13.39
                                1998      -17.00
                                1999       74.72

Best Quarter:   4th Quarter 1999 +47.10%
Worst Quarter: 3rd Quarter 1998 -29.40%

The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000 Index, which is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

                                                                     Performance
                    Inception                               10          Since
                  Date of Class     1 year     5 year      year       9/11/1935

  Class A           1/20/1998       67.37%     17.37%     17.80%       10.61%
  Class B           9/11/1935       69.72%     17.49%     17.61%       10.56%
  Class C           1/26/1998       72.40%     17.66%     17.42%       10.45%
  Class Y           1/26/1998       76.15%     18.82%     18.66%       10.76%
  Russell 2000                      21.26%     16.69%     13.40%          N/A

*Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Classes A and Y would have been lower.
   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder Transaction
  Expenses                  Class A Class B Class C Class Y

  Maximum sales              4.75%    None    None   None
  charge imposed
  on Purchases (as
  a % of offering
  price)
  Maximum deferred           None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                Management           12b-1            Other                 Total Fund
                   Fees              Fees            Expenses           Operating Expenses
  Class A         0.45%              0.25%            0.47%                   1.17%
  Class B         0.45%              1.00%            0.48%                   1.93%
  Class C         0.45%              1.00%            0.48%                   1.93%
  Class Y         0.45%              0.00%            0.47%                   0.92%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                        Assuming
                          End of Period                         No Redemption
              -------------------------------------------     -------------------
  After:      Class A     Class B     Class C     Class Y     Class B     Class C
  1 year        $589        $696        $396         $94        $196        $196
  3 years       $829        $906        $606        $293        $606        $606
  5 years     $1,088      $1,242      $1,042        $509      $1,042      $1,042
  10 years    $1,828      $1,964      $2,254      $1,131      $1,964      $2,254

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                              Stock Selector Fund

 FUND FACTS:

 Goal:
 . Maximum Capital Growth

 Principal Investments:
 . Large Cap U.S. Common Stocks

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Meridian Investment Company

 Portfolio Managers:
 . Jay Zelko
 . Eric M. Teal
 . Timothy M. Stevenson

 NASDAQ Symbols:
 . EVSAX (Class A)
 . EVSYX (Class Y)

 Dividend Payment Schedule:
 . Quarterly


   INVESTMENT GOAL

The Fund seeks maximum capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund strives to provide maximum appreciation greater than that of the S&P 500 Index by investing primarily in the common stocks of large U.S. companies expected to experience growth in earnings and price. Although the Fund focuses on large-cap stocks, the Fund's portfolio managers will consider companies of any market capitalization. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies which the Fund's portfolio managers believe are undervalued. The Fund may also invest up to 20% of its assets in preferred stocks, securities convertible into common stock and warrants.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 2/28/1990. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

                                    [CHART]
                                1991      43.19
                                1992       9.18
                                1993       8.01
                                1994      -2.59
                                1995      35.43
                                1996      27.19
                                1997      30.43
                                1998      12.55
                                1999      19.73

Best Quarter:   4th Quarter 1998 +26.52%
Worst Quarter:  3rd Quarter 1998 -18.28%

The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index, which is an unmanaged index that measures the performance of the large-cap company segment of the U.S. market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

               Inception                                                       Performance
                 Date                                                             Since
               of Class          1 year         5 year         10 year          2/28/1990

  Class A      2/28/1990         14.02%         23.58%           N/A             17.32%
  Class B      11/7/1997         13.88%         22.09%           N/A             16.68%
  Class C      6/30/1999         17.29%         24.71%           N/A             17.86%
  Class Y      2/21/1995         20.09%         25.06%           N/A             18.03%
  S&P 500                        21.04%         28.56%           N/A             19.22%

*Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00%. and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder Transaction
  Expenses                  Class A Class B Class C Class Y
  Maximum sales              4.75%   None    None    None
   charge imposed
   on Purchases
   (as a % of
   offering price)

  Maximum deferred           None*   5.00%   2.00%   None
   sales charge
   (as a % of
   either the
   redemption
   amount or
   initial
   investment,
   whichever is
   lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                Management           12b-1             Other                 Total Fund
                   Fees              Fees             Expenses           Operating Expenses

  Class A          0.66%             0.25%              0.19%                   1.10%
  Class B          0.66%             1.00%              0.19%                   1.85%
  Class C          0.66%             1.00%              0.19%                   1.85%
  Class Y          0.66%             0.00%              0.19%                   0.85%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                       Assuming
                          End of Period                         No Redemption
              -------------------------------------------     -------------------
  After:      Class A     Class B     Class C     Class Y     Class B     Class C
  1 year        $582        $688        $388         $87        $188        $188
  3 years       $808        $882        $582        $271        $582        $582
  5 years     $1,052      $1,201      $1,001        $471      $1,001      $1,001
  10 years    $1,752      $1,881      $2,169      $1,049      $1,881      $2,169

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                             Strategic Growth Fund

 FUND FACTS:

 Goal:
 . Long-term Capital Growth

 Principal Investments:
 . Large Cap U.S. Common Stocks

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Evergreen Investment Management Company

 Portfolio Manager:
 . Maureen E. Cullinane

 NASDAQ Symbols:
 . EKJAX (Class A)
 . EKJBX (Class B)

 Dividend Payment Schedule:
 . Annually


   INVESTMENT GOAL

The Fund seeks long-term capital growth.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund seeks to achieve its goal by investing primarily in the common stocks of large U.S. companies across a wide range of sectors and industries. The Fund's portfolio manager employs a growth style of equity management. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. The Fund may also invest up to 25% of its assets in foreign securities.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk
 .Foreign Investment Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included. Year-by-Year Total Return for Class B Shares (%)

                                    [CHART]


                                 1990     -6.99
                                 1991     41.58
                                 1992      8.36
                                 1993     13.12
                                 1994     -2.95
                                 1995     28.51
                                 1996     11.96
                                 1997     31.71
                                 1998     25.02
                                 1999     37.26

Best Quarter:4th Quarter 1999+27.39%
Worst Quarter:3rd Quarter 1990-15.05%

The next table lists the Fund's average annual total return by class over the past one, five and ten years and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 and Russell 1000 Growth Indices. The S&P 500 Index is an unmanaged index that measures the performance of the large-cap company segment of the U.S. market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. Average Annual Total Return
(for the period ended 12/31/1999)*

                                                                          Performance
                Inception                                                    Since
              Date of Class       1 year       5 year       10 year        9/11/1935
  Class A       1/20/1998         30.76%       25.91%       17.59%          12.14%
  Class B       9/11/1935         31.28%       26.26%       17.60%          12.08%
  Class C       1/22/1998         34.37%       26.24%       17.23%          11.97%
  Class Y       6/30/1999         36.97%       27.47%       18.46%          12.29%
  S&P 500                         21.04%       28.56%       18.21%           8.76%
  Russell 1000 Growth             33.16%       32.41%       20.32%             N/A

*Historical performance shown for Classes A, C and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Class A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Classes A and Y would have been lower.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder
  Transaction
  Expenses          Class A Class B Class C Class Y

  Maximum sales      4.75%   None    None    None
  charge imposed
  on Purchases (as
  a % of offering
  price)
  Maximum deferred   None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

           Management 12b-1   Other       Total Fund
              Fees    Fees   Expenses Operating Expenses

  Class A     0.44%   0.25%    0.31%         1.00%
  Class B     0.44%   1.00%    0.31%         1.75%
  Class C     0.44%   1.00%    0.31%         1.75%
  Class Y     0.44%   0.00%    0.31%         0.75%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                Assuming Redemption at         Assuming
                     End of Period           No Redemption
            ------------------------------- ---------------
  After:    Class A Class B Class C Class Y Class B Class C
  1 year      $572    $678    $378    $77     $178    $178
  3 years     $778    $851    $551   $240     $551    $551
  5 years   $1,001  $1,149    $949   $417     $949    $949
  10 years  $1,641  $1,771  $2,062   $930   $1,771  $2,062

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                           Tax Strategic Equity Fund

 FUND FACTS:

 Goal:
 . Tax-Efficient Long-Term Capital Growth

 Principal Investment:
 . Common Stocks

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Evergreen Asset Management Corp.

 Portfolio Managers:
 . Jean Ledford
 . Richard Welsh

 Dividend Payment Schedule:
 . Annually


   INVESTMENT GOAL

The Fund seeks long-term capital growth within a tax-efficient strategy.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund invests at least 65% of assets in common stocks of companies with large and medium market capitalizations (at least $1 billion). The Fund may also invest up to 35% of its assets in (1) foreign securities, including foreign securities represented by American Depository Receipts and (2) common stocks of companies with small market capitalizations (less than $1 billion). The Fund uses investment techniques that reduce the impact of taxes on shareholder returns. One of these techniques is to purchase securities the Fund expects to hold for growth over the long-term. This practice decreases the Fund's portfolio turnover rate, which in turn lessens the taxable capital gain, if any, the Fund pays to shareholders. Another technique, used when selling securities in the portfolio, involves selling the securities with the highest cost basis in order to minimize realized capital gain. This also lessens taxable distributions to shareholders.

The Fund's portfolio managers select stocks using a "growth-at-a-reasonable-price" method. This style of diversified equity management is best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. "Value" stocks are stocks of companies which the Fund's portfolio managers believe are undervalued.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 2 under the headings:

 .Stock Market Risk
 .Market Capitalization Risk
 .Investment Style Risk
 .Foreign Investment Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for the Class Y shares of the Fund in each calendar year since the Class Y shares' inception on 9/1/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses.

Year-by-Year Total Return for Class Y Shares (%)

                                    [CHART]

                                1999      19.95

Best Quarter:  4th Quarter 1999  +16.34%
Worst Quarter: 3rd Quarter 1999  -7.37%

The next table lists the Fund's average annual total return by class over the past year and since inception (through 12/31/1999), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index, which is an unmanaged index that measures the performance of the large-cap company segment of the U.S. market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

                                                                           Performance
                Inception                                                     Since
              Date of Class       1 year        5 year       10 year        9/1/1998
  Class A        9/4/1998         13.95%         N/A           N/A            39.18%
  Class B      10/14/1998         13.75%         N/A           N/A            40.97%
  Class C       11/4/1998         16.80%         N/A           N/A            43.78%
  Class Y        9/1/1998         19.95%         N/A           N/A            44.97%
  S&P 500                         21.04%         N/A           N/A            35.97%

*Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these had been reflected, returns would have been lower.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder
  Transaction
  Expenses          Class A Class B Class C Class Y
  Maximum sales      4.75%   None    None    None
  charge imposed
  on purchases (as
  a % of offering
  price)
  Maximum deferred   None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment,
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

           Management 12b-1   Other        Total Fund
              Fees    Fees   Expenses Operating Expenses++
  Class A     0.87%   0.25%    1.31%          2.43%
  Class B     0.87%   1.00%    1.31%          3.18%
  Class C     0.87%   1.00%    1.31%          3.18%
  Class Y     0.87%   0.00%    1.31%          2.18%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.
++From time to time the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce its expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Operating Expenses do not reflect fee waivers and expense reimbursements. Including fee waivers and reimbursements (and restating to reflect current fees), Total Fund Operating Expenses were 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, and 1.30% for Class Y for the fiscal year ended 9/30/1999.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                Assuming Redemption at         Assuming
                     End of Period           No Redemption
            ------------------------------- ---------------
  After:    Class A Class B Class C Class Y Class B Class C
  1 year      $709    $821    $521    $221    $321    $321
  3 years   $1,197  $1,280    $980    $682    $980    $980
  5 years   $1,709  $1,864  $1,664  $1,170  $1,664  $1,664
  10 years  $3,110  $3,232  $3,485  $2,513  $3,232  $3,485

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN


THE FUNDS' INVESTMENT ADVISORS

The investment advisor manages a Fund's investments and supervises its daily business affairs. There are five different investment advisors for the Funds. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the U.S., with over $253 billion in consolidated assets as of December 31, 1999. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Asset Management Corp. (EAMC) is the investment advisor to:
 . Evergreen Fund
 . Tax Strategic Equity Fund

EAMC, with its predecessors, has served as investment advisor to the Evergreen Funds since 1971, and currently manages over $22.8 billion in assets for 22 of the Evergreen Funds. EAMC is located at 1311 Mamaroneck Avenue, White Plains, New York 10605. EAMC also sub-advises a portion of Masters Fund.

Evergreen Investment Management Company (EIMC) is the investment advisor to:
 . Aggressive Growth Fund
 . Omega Fund
 . Small Company Growth Fund
 . Strategic Growth Fund

EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $12 billion in assets for 31 of the Evergreen Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Evergreen Investment Management (EIM) is the investment advisor to:
 . Masters Fund

EIM (formerly known as the Capital Management Group), a division of First Union National Bank (FUNB), has been managing money for over 50 years and currently manages over $28.3 billion in assets for 34 of the Evergreen Funds. EIM is located at 201 South College Street, Charlotte, North Carolina 28288-0630.

Subject to the supervision of EIM, each sub-advisor listed below manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the segment, and places orders to purchase and sell securities for the segment. The Fund pays no direct fees to any of the sub-advisors. The four sub-advisors of the Fund are:

EAMC is described above.

MFS Institutional Advisors, Inc. (MFS), 500 Boylston Street, Boston, Massachusetts 02116, is America's oldest mutual fund organization. As of December 31, 1999, MFS managed more than $135 billion on behalf of more than
4.5 million investor accounts.

OppenheimerFunds, Inc. (Oppenheimer), Two World Trade Center, New York, New York 10048, has operated as an investment advisor since 1959. As of December 31, 1999, Oppenheimer and its subsidiaries managed investment companies with assets of more than $120 billion and with more than 5 million shareholder accounts.

Putnam Investment Management, Inc. (Putnam), One Post Office Square, Boston, Massachusetts 02109, has been managing mutual funds since 1937. As of December 31, 1999, Putnam and its affiliates managed more than $391 billion of assets for nearly 12 million shareholder accounts.

Meridian Investment Company (MIC) is the investment advisor to:
 . Stock Selector Fund

MIC has been managing money for over 15 years and currently manages over $3 billion in assets, including $1.1 billion in assets for 5 of the Evergreen Funds. MIC is located at 55 Valley Stream Parkway, Malvern, Pennsylvania 19355.

Mentor Investment Advisors, LLC (MIA) is the investment adviser to:
 . Growth Fund
 . Capital Growth Fund

MIA has been managing money for over 15 years and currently manages over $16.1 billion in assets, including $14.6 billion in assets for 27 of the Evergreen Funds. MIA is located at 901 East Byrd Street, Richmond, Virginia 23219.


DOMESTIC GROWTH FUNDS

                                   EVERGREEN


For the fiscal year ended 9/30/1999, the aggregate advisory fee paid or accrued to the investment advisor by each Fund was as follows:

                            % of the Fund's
  Fund                     average net assets
  Aggressive Growth Fund         0.60%
  Capital Growth Fund            0.80%
  Evergreen Fund                 0.89%
  Growth Fund                    0.70%
  Masters Fund                   0.95%
  Omega Fund                     0.71%
  Small Company Growth
   Fund                          0.54%
  Stock Selector Fund            0.74%
  Strategic Growth Fund          0.53%
  Tax Strategic Equity
   Fund                          0.07%

Through an exemptive order received from the Securities and Exchange
Commission, EIM has ultimate responsibility (subject to oversight by the Board) to oversee Masters Fund's sub-advisors and recommend the hiring, termination and replacement of unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event that there has been a change of control of one of the sub-advisors. Also, the exemptive order permits the disclosure of fees paid to unaffiliated sub-advisors on an aggregate basis only.

For the fiscal year ended 9/30/1999, the fees paid to the sub-advisors by EIM was as follows:

 Sub-advisor                     % of Masters Fund's average net assets
 EAMC                                            0.16%
 MFS, Oppenheimer, Putnam                        0.52%

THE FUNDS' PORTFOLIO MANAGERS

Aggressive Growth Fund
Omega Fund
Strategic Growth Fund
Maureen E. Cullinane has managed the Aggressive Growth Fund since April 1999, the Omega Fund since April 1989 and the Strategic Growth Fund since April 1995. Ms. Cullinane has been a Senior Vice President and senior portfolio manager of EIMC since May 1995. Ms. Cullinane has been employed by EIMC since 1974 and has over 23 years of investment experience.

Capital Growth Fund
John G. Davenport, CFA, Richard H. Skeppstrom, II, Steven A. Certo, E. Craig Dauer, and John G. Jordan, III, CFA are the co-managers of the Fund. Mr. Davenport has co-managed the Fund since December 1992 and is Managing Director, portfolio manager and Team Leader for the Large Capitalization Growth Team; he joined MIA in 1992. Mr. Skeppstrom has co-managed the Fund since December 1992 and is Senior Vice President and portfolio manager for the Large Capitalization Growth Team; he joined MIA in 1992. Mr. Certo has co-managed the Fund since June 1997 and is Vice President and portfolio manager for the Large Capitalization Growth Team; he joined MIA in 1997. From August 1994 until joining MIA he was a research analyst with the Equity Research department of First Union Securities, an affiliate of MIA. Mr. Dauer has co-managed the Fund since June 1999 and is an Assistant Vice President and portfolio manager with the Large Capitalization Growth Team. Mr. Dauer joined MIA in 1999 after previous employment as an equity research analyst at First Union Securities. Prior to joining First Union Securities in September 1996, Mr. Dauer was an MBA candidate at the Darden School of the University of Virginia. Mr. Jordan is a portfolio manager with the Large Capitalization Growth Team of MIA and joined the team in 1999 after eight years of previous employment as an analyst and portfolio manager at Thompson, Siegel & Walmsley.

Evergreen Fund
Tax Strategic Equity Fund
Jean Ledford, CFA and Richard Welsh have co-managed each Fund since August 1999. Ms. Ledford became President and Chief Executive Officer of EAMC in August 1999. From February 1997 until she joined EAMC, Ms. Ledford was employed as a portfolio manager at American Century Investments (American Century). From 1980 until she joined American Century, Ms. Ledford was an investment director at the State of Wisconsin Investment Board. Mr. Welsh joined EAMC as Senior Vice President and portfolio manager in August 1999. Prior to joining EAMC, he was employed for five years as a portfolio manager and analyst at American Century.

Growth Fund
Theodore W. Price, CFA, Linda Ziglar, CFA and Jeffrey S. Drummond, CFA are the co-managers of the Fund. Mr. Price has managed or co-managed the Fund since April 1985 and is a Managing Director, portfolio manager and Leader of the Small Capitalization Growth Team of MIA; he has 30 years of investment management experience including ten years as vice chairman and portfolio manager of Wheat Investment Advisors. Ms. Ziglar has co-managed the Fund since September 1991 and is a
                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN


Managing Director and portfolio manager; she joined MIA in 1991. Mr. Drummond has co-managed the Fund since May 1993 and is a Senior Vice President and portfolio manager; he joined MIA in 1993.

Masters Fund
Manager Oversight - EIM has appointed a committee of investment personnel which is primarily responsible for overseeing the sub-advisors of the Masters Fund. EIM has ultimate responsibility for the investment performance of the Fund.

EIM continuously monitors the performance and investment styles of the Fund's sub-advisors and from time to time may recommend changes of sub-advisors based on factors such as changes in a sub-advisor's investment style or a departure by a sub-advisor from the investment style for which it had been selected, a deterioration in a sub-advisor's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel.

One segment may be larger or smaller at various times than other segments, but EIM will not reallocate assets among the segments to reduce these differences in size until the assets allocated to one sub-advisor either exceed 35% or are less than 15% of the Fund's average daily net assets for a period of three consecutive months. In such event the investment advisor may, but is not obligated to, reallocate assets among sub-advisors to provide for a more equal distribution of the Fund's assets.

Small Company Growth Fund
J. Gary Craven has managed the Fund since November 1996. Mr. Craven is a Senior Vice President and Chief Investment Officer of EIMC, as well as Group Leader for the small-cap equity group. Prior to joining EIMC in November 1996, Mr. Craven was a portfolio manager for 9 years at Invista Capital Management, Inc.

Stock Selector Fund
Jay Zelko, Eric M. Teal and Timothy M. Stevenson, CFA, have co-managed the Fund since October 1999. Mr. Zelko joined FUNB in April 1994 and is an equity portfolio manager within MIC who maintains sector analytical and portfolio management responsibilities. Mr. Zelko has been affiliated with MIC as a portfolio manager since June 1999. Mr. Teal joined FUNB in September 1993 as an investment officer and has been Vice President and quantitative equity analyst since September 1997. Mr. Teal has been affiliated with MIC as a portfolio manager since October 1999. Mr. Stevenson joined FUNB in November 1994 as a Senior Vice President and portfolio manager. Mr. Stevenson has been affiliated with MIC as a portfolio manager since October 1999.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open at 4 p.m. Eastern time or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund may change on days when investors will not be able to purchase or redeem the Fund's shares.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:

 . Most importantly, read the prospectus to see if the Fund is suitable for you. . Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


 . Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1-800-343-2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreen-funds.com.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. Each Fund in this prospectus offers four different share classes: Class A, Class B, Class C and Class Y. Each class except Class Y has its own sales charge. Pay particularly close attention to this fee structure so you know how much you will be paying before you invest.

Class A
If you select Class A shares, you may pay a front-end sales charge of up to 4.75%, but, except as stated below, you do not pay a deferred sales charge. In addition, Class A shares are subject to 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:


                         As a % of     As a %       Dealer
  Your                 NAV excluding  of your     commission
  Investment           sales charge  investment as a % of NAV
  Up to $49,999            4.75%       4.99%        4.25%
  $50,000-$99,999          4.50%       4.71%        4.25%
  $100,000-
   $249,999                3.75%       3.90%        3.25%
  $250,000-
   $499,999                2.50%       2.56%        2.00%
  $500,000-
   $999,999                2.00%       2.04%        1.75%
  $1,000,000 and over      0.00%       0.00%    1.00% to 0.25%

Although no front-end sales charge applies to purchases of $1,000,000 and over, you will pay a 1% deferred sales charge if you redeem any such shares within 13 months of purchase.

 Two ways you can reduce your Class
 A sales charges:
 1. Rights of Accumulation allow you to combine your investment with all existing investments in all your Evergreen Fund accounts when determining whether you meet the threshold for a reduced Class A sales charge.
 2. Letter of Intent. If you agree to purchase at least $50,000 over a 13-month period, you pay the same sales charge as if you had invested the full amount all at once. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Contact your broker or the Evergreen Service Company at 1-800-343-2898 if you think you may qualify for either of these services.

Each Fund may also sell Class A shares at net asset value without a front-end or deferred sales charges to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

Class B
If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an additional expense, known as 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

                                                              Deferred
  Time Held                                                 Sales Charge
  Month of Purchase + First 12 Month Period                     5.00%
  Month of Purchase + Second 12 Month Period                    4.00%
  Month of Purchase + Third 12 Month Period                     3.00%
  Month of Purchase + Fourth 12 Month Period                    3.00%
  Month of Purchase + Fifth 12 Month Period                     2.00%
  Month of Purchase + Sixth 12 Month Period                     1.00%
  Thereafter                                                    0.00%
  After 7 Years                                          Converts to Class A
  Dealer Allowance                                              4.00%

If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is based on the lesser of (1) the net asset value of the shares at the time of redemption or
(2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the deferred sales charge a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the deferred sales charge and/or shares held the longest, in that order. The deferred sales charge on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its successor.

Class C
Like Class B Shares, you do not pay a front-end sales charge on Class C shares. However, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN


fee paid by the Class C shares continues for the life of the account.

The maximum amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

                              Maximum Deferred
  Time Held                   Sales Charge
  Month of Purchase + First
   12 Month Period                2.00%
  Month of Purchase +
   Second 12 Month Period         1.00%
  Thereafter                      0.00%
  Dealer Allowance                2.00%

The maximum deferred sales charge will be reduced for certain investors.

 Waiver of Class B or Class C Deferred Sales Charges
 You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:
 . When the shares were purchased through reinvestment of dividends/capital gains
 . Death or disability
 . Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
 . Automatic IRA withdrawals if your age is at least 59 1/2
 . Automatic withdrawals of up to 1.0% of the account balance per month
 . Loan proceeds and financial hardship distributions from a retirement plan
 . Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class Y
Each Fund offers Class Y shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned shares in an Evergreen Fund advised by EAMC on or before December 31, 1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

HOW TO BUY SHARES

Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.
Minimum Investments

                                   Initial Additional
  Regular Accounts                 $1,000     None
  IRAs                               $250     None
  Systematic Investment Plan          $50      $25

  Method       Opening an Account                                                  Adding to an Account
  By Mail or   . Complete and sign the account application.                         . Make your check payable to Evergreen Funds.
  through an   . Make the check payable to Evergreen Funds.                         . Write a note specifying:
  Investment   . Mail the application and your check to the address below:            - the Fund name
  Professional   Evergreen Service Company          Overnight Address:                - share class
                 P.O. Box 2121                      Evergreen Service Company         - your account number
                 Boston, MA 02106-2121              200 Berkeley St.                  - the name(s) in which the account is
                                                    Boston, MA 02116-5039               registered.
               . Or deliver them to your investment representative (provided he or    Mail to the address below or deliver
                 she has a broker-dealer arrangement with EDI).                       to your investment representative.

  By Phone     . Call 1-800-343-2898 to set up an account number and get wiring    . Call the Evergreen Express Line at
                 instructions (call before 12 noon if you want wired funds to be     1-800-346-3858 24 hours a day or
                 credited that day).                                                 1-800-343-2898 between 8 a.m. and 6 p.m.
               . Instruct your bank to wire or transfer your purchase (they may      Eastern time, on any business day.
                 charge a wiring fee).                                             . If your bank account is set up on file,
               . Complete the account application and mail to:                       you can request either:
                 Evergreen Service Company          Overnight Address:               - Federal Funds Wire (offers
                 P.O. Box 2121                      Evergreen Service Company          immediate access to funds) or
                 Boston, MA 02106-2121              200 Berkeley St.                 - Electronic transfer throughthe Automated
                                                    Boston, MA 02116-5039              Clearing House which avoids wiring fees.
                 Wires received after 4 p.m. Eastern time on market trading days will receive the next market day's closing price.*

  By Exchange  . You can make an additional investment by exchange from an existing Evergreen Funds account by contacting your investment representative or calling the Evergreen Express Line at 1-800-346-3858.**
               . You can only exchange shares within the same class.
               . There is no sales charge or redemption fee when exchanging funds within the Evergreen Funds family.***
               . Orders placed before 4 p.m. Eastern time on market trading days will receive that day's closing share price (if not, you will receive the next market day's closing price).*
               . Exchanges are limited to three per calendar quarter, and five per calendar year.
               . Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee
                 (see below).

  Systematic   . You can transfer money automatically from your bank               . To establish automatic investing
  Investment     account into your Fund on a monthly basis.                          for an existing account, call
  Plan (SIP)   . Initial investment minimum is $50 if you invest at least            1-800-343-2898 for an application.
                 $25 per month with this service.                                  . The minimum is $25 per month or $75
               . To enroll, check off the box on the account application and         per quarter.
                 provide:                                                          . You can also establish an investing
                 - your bank account information                                     program through direct deposit
                 - the amount and date of your monthly                               from your paycheck.
                   investment.                                                       Call 1-800-343-2898 for details.

 * The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.
** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.
*** This does not apply to exchanges from Class A shares of an Evergreen money market fund.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

  Methods      Requirements
  Call Us      . Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or 1-800-343-
                 2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
               . This service must be authorized ahead of time, and is only available for regular accounts.**
               . All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. will be processed the following business day.*
               . We can either:
                 -wire the proceeds into your bank account (service charges may apply)
                 -electronically transmit the proceeds to your bank account via the Automated
                  Clearing House service
                 -mail you a check.
               . All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe are genuine.
               . See exceptions list below for requests that must be made in writing.
  Write Us     . You can mail a         Evergreen Service Company    Overnight Address:
                 redemption request     P.O. Box 2121                Evergreen Service Company
                 to:                    Boston, MA 02106-2121        200 Berkeley St.
                                                                     Boston, MA 02116-5039
               . Your letter of instructions must:
                 -list the Fund name and the account number
                 -indicate the number of shares or dollar value you wish to redeem
                 -be signed by the registered owner(s).
               . See exceptions list below for requests that must be signature guaranteed.
               . To redeem from an IRA or other retirement account, call 1-800-343-2898 for a special application.
  Redeem Your  . You may also redeem your shares through participating broker-dealers by
  Shares in      delivering a letter as described above to your broker-dealer.
  Person       . A fee may be charged for this service.

  Systematic   . You can transfer money automatically from your Fund account on a monthly or
  Withdrawal     quarterly basis--without redemption fees.
  Plan (SWP)   . The withdrawal can be mailed to you, or deposited directly to your bank account.
               . The minimum is $75 per month.
               . The maximum is 1% of your account per month or 3% per quarter.
               . To enroll, call 1-800-343-2898 for an application.

* The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.
** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer.

We also reserve the right to redeem in kind by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee
To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee.
The following circumstances require signature guarantees:

 .You are redeeming more than $50,000.
 .You want the proceeds transmitted to a bank account not listed on the account. .You want the proceeds payable to anyone other than the registered owner(s) of the account.
 .Either your address or the address of your bank account has been changed within 30 days.
 .The account is registered in the name of a fiduciary corporation or any other organization.
In these cases, additional documentation is required:
 corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:

 .Commercial Bank
 .Trust Company
 .Savings Association
 .Credit Union
 .Member of a U.S. stock exchange

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

OTHER SERVICES

Evergreen Express Line
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4:00 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class--automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinvestment Privileges
Under certain circumstances, shareholders may, within one year of redemption, reinstate their accounts at the current price. This is the Fund's net asset value, also sometimes referred to as the Fund's "NAV."

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

You may be taxed in two ways:
 . On Fund distributions (capital gains and dividends)
 . On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

 . Dividends. To the extent that regular dividends are derived from interest that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays either a quarterly or annual dividend from the dividends, interest and other income on the securities in which it invests. The frequency of dividends for each Fund is listed under the Fund Facts section in the summary of each Fund previously presented.
 . Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN


Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

Retirement Plans
You may invest in each Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), IRAs, 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee
The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees
The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. Up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B shares and Class C shares may be payable as 12b-1 fees. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the initial sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Funds to the public. The Funds may use 12b-1 fees for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses
The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.0%; and 3) a Fund's advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN


FINANCIAL HIGHLIGHTS
This section looks in detail at the results for one share in each share class of the Funds--how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables have been derived from financial information audited by KPMG
LLP: Omega Fund, Small Company Growth Fund, Strategic Growth Fund, Tax
Strategic Equity Fund, Masters Fund, Growth Fund and Capital Growth Fund for each fiscal year or period shown; and for the Evergreen Fund, Aggressive Growth Fund and Stock Selector Fund for the fiscal year
--------------------------------------------------------------------------------

AGGRESSIVE GROWTH FUND        CLASS A

                                    Year Ended September 30,                      Year Ended
                         -------------------------------------------------------  October 31,
                          1999 #     1998 #     1997 #     1996     1995 (a) (b)  1994 (a) #
---------------------------------------------------------------------------------------------
Net asset value,
 beginning of period     $  21.26   $  23.48   $  21.04   $ 17.37     $ 13.85       $ 14.44
                         --------   --------   --------   -------     -------       -------
Income from investment
 operations
Net investment loss         (0.22)     (0.25)     (0.21)    (0.15)      (0.16)        (0.13)
Net realized and
 unrealized gains or
 losses on securities        7.46      (1.12)      2.65      4.46        3.68         (0.22)
                         --------   --------   --------   -------     -------       -------
Total from investment
 operations                  7.24      (1.37)      2.44      4.31        3.52         (0.35)
                         --------   --------   --------   -------     -------       -------
Distributions to
 shareholders from
Net realized gains          (2.63)     (0.85)         0     (0.64)          0         (0.24)
                         --------   --------   --------   -------     -------       -------
Total distributions to
 shareholders               (2.63)     (0.85)         0     (0.64)          0         (0.24)
                         --------   --------   --------   -------     -------       -------
Net asset value, end of
 period                  $  25.87   $  21.26   $  23.48   $ 21.04     $ 17.37       $ 13.85
                         --------   --------   --------   -------     -------       -------
Total return*               36.92%     (5.93%)    11.60%    25.62%      25.42%        (2.42%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $166,524   $137,776   $173,982   $96,608     $70,858       $64,635
Ratios to average net
 assets
 Expenses**                  1.18%      1.33%      1.26%     1.22%       1.47%+        1.25%
 Net investment income      (0.92%)    (1.14%)    (1.05%)   (0.86%)     (1.12%)+      (0.92%)
Portfolio turnover rate        86%        22%        56%       33%         31%           59%

(a) Effective June 30, 1995, Evergreen Aggressive Growth Fund, a new series of Evergreen Equity Trust, acquired substantially all of the net assets of ABT Emerging Growth Fund. ABT Emerging Growth Fund, which had a fiscal year that ended on October 31 was the accounting survivor in the combination. Accordingly, the information above includes the result of operations of ABT Emerging Growth Fund prior to June 30, 1995.
(b) For the eleven months ended September 30, 1995. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

--------------------------------------------------------------------------------

CAPITAL GROWTH FUND                 CLASS A

                                        Year Ended September 30,
                                ----------------------------------------------
                                  1999       1998     1997     1996     1995
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                         $  22.71   $  22.42  $ 19.36  $ 16.02  $ 14.88
                                --------   --------  -------  -------  -------
Income from investment
 operations
Net investment income (loss)       (0.05)     (0.10)   (0.02)    0.11     0.02
Net realized and unrealized
 gains or losses on securities
 and futures contracts              4.27       2.34     5.87     3.73     2.91
                                --------   --------  -------  -------  -------
Total from investment
 operations                         4.22       2.24     5.85     3.84     2.93
                                --------   --------  -------  -------  -------
Distributions to shareholders
 from
Net investment income                  0      (0.01)       0        0        0
Net realized gains                 (2.55)     (1.94)   (2.79)   (0.50)   (1.79)
                                --------   --------  -------  -------  -------
Total distributions to
 shareholders                      (2.55)     (1.95)   (2.79)   (0.50)   (1.79)
                                --------   --------  -------  -------  -------
Net asset value, end of period  $  24.38   $  22.71  $ 22.42  $ 19.36  $ 16.02
                                --------   --------  -------  -------  -------
Total return*                      20.21%     10.72%   34.78%   24.63%   20.18%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $285,690   $145,117  $65,703  $31,889  $29,852
Ratios to average net assets
 Expenses**                         1.39%      1.34%    1.41%    1.43%    1.87%
 Net investment income             (0.21%)     0.06%    0.53%    0.51%    0.27%
Portfolio turnover rate               82%       104%      64%      98%     157%

*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

ended September 30, 1999. The following tables have been derived from financial information audited by other accountants: Evergreen Fund for each fiscal year or period of the four-year period ended September 30, 1998; Aggressive Growth Fund for each fiscal year or period ended September 30, 1995 to September 30, 1998; and Stock Selector Fund for the fiscal period ended September 30, 1998. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.
--------------------------------------------------------------------------------

AGGRESSIVE GROWTH FUND            CLASS B

                                     Year Ended September 30,
                             ------------------------------------------------
                             1999 #    1998 #    1997 #     1996     1995 (c)
-------------------------------------------------------------------------------
Net asset value, beginning
 of period                   $ 20.78   $ 23.18   $ 20.89   $ 17.35    $15.82
                             -------   -------   -------   -------    ------

Income from investment
 operations
Net investment loss            (0.40)    (0.41)    (0.37)    (0.16)    (0.03)
Net realized and unrealized
 gains or losses on
 securities                     7.29     (1.14)     2.66      4.34      1.56
                             -------   -------   -------   -------    ------
Total from investment
 operations                     6.89     (1.55)     2.29      4.18      1.53
                             -------   -------   -------   -------    ------

Net realized gains             (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Distributions to
 shareholders from
Total distributions to
 shareholders                  (2.63)    (0.85)        0     (0.64)        0
                             -------   -------   -------   -------    ------
Net asset value, end of
 period                      $ 25.04   $ 20.78   $ 23.18   $ 20.89    $17.35
                             -------   -------   -------   -------    ------
Total return*                  36.00%    (6.82%)   10.96%    24.88%     9.67%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                 $56,466   $36,301   $41,167   $21,644    $2,858
Ratios to average net
 assets
 Expenses**                     1.93%     2.08%     2.02%     1.98%     2.09%+
 Net investment income         (1.67%)   (1.88%)   (1.80%)   (1.60%)   (1.71%)+
Portfolio turnover rate           86%       22%       56%       33%       31%

(a) For the period from August 3, 1995 (commencement of class operations) to September 30, 1995.
(b) For the period from July 11, 1995 (commencement of class operations) to September 30, 1995.
(c) For the period from July 7, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

--------------------------------------------------------------------------------

CAPITAL GROWTH FUND              CLASS B (a)

                                  Year Ended September 30,
                         --------------------------------------------------
                           1999       1998       1997      1996      1995
-------------------------------------------------------------------------------
Net asset value,
 beginning of period     $  21.72   $  21.68   $  18.92   $ 15.79   $ 14.80
                         --------   --------   --------   -------   -------
Income from investment
 operations
Net investment income
 (loss)                     (0.22)     (0.08)         0     (0.04)     0.25
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts       4.02       2.07       5.55      3.67      2.53
                         --------   --------   --------   -------   -------
Total from investment
 operations                  3.80       1.99       5.55      3.63      2.78
                         --------   --------   --------   -------   -------
Distributions to
 shareholders from
Net investment income           0      (0.01)         0         0         0
Net realized gains          (2.55)     (1.94)     (2.79)    (0.50)    (1.79)
                         --------   --------   --------   -------   -------
Total distributions to
 shareholders               (2.55)     (1.95)     (2.79)    (0.50)    (1.79)
                         --------   --------   --------   -------   -------
Net asset value, end of
 period                  $  22.97   $  21.72   $  21.68   $ 18.92   $ 15.79
                         --------   --------   --------   -------   -------
Total return*               19.08%      9.86%     33.88%    23.64%    19.26%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $253,281   $196,751   $113,587   $68,213   $57,648
Ratios to average net
 assets
 Expenses**                  2.14%      2.09%      2.16%     2.18%     2.56%
 Net investment income      (0.96%)    (0.70%)    (0.22%)   (0.24%)   (0.41%)
Portfolio turnover rate        82%       104%        64%       98%      157%

(a) Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Capital Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

-------------------------------------------------------------------------------


CLASS C
                                      Year Ended September 30,
 -----------------------------------------------------------------------------------------------
  1999 #           1998 #                 1997 #                  1996                  1995 (a)
--------------------------------------------------------------------------------------------------
  $20.75           $23.16                 $20.88                 $17.31                  $16.42
  ------           ------                 ------                 ------                  ------

   (0.39)           (0.41)                 (0.36)                 (0.15)                  (0.01)
    7.25            (1.15)                  2.64                   4.36                    0.90
  ------           ------                 ------                 ------                  ------
    6.86            (1.56)                  2.28                   4.21                    0.89
  ------           ------                 ------                 ------                  ------

   (2.63)           (0.85)                     0                  (0.64)                      0
  ------           ------                 ------                 ------                  ------
   (2.63)           (0.85)                     0                  (0.64)                      0
  ------           ------                 ------                 ------                  ------
  $24.98           $20.75                 $23.16                 $20.88                  $17.31
  ------           ------                 ------                 ------                  ------
   35.90%           (6.87%)                10.92%                 25.11%                   5.42%

  $4,685           $2,570                 $3,992                 $  991                  $  416

    1.92%            2.08%                  2.02%                  1.96%                   2.09%+
   (1.67%)          (1.88%)                (1.80%)                (1.57%)                 (1.51%)+
      86%              22%                    56%                    33%                     31%

CLASS Y
                                  Year Ended September 30,
  -------------------------------------------------------------------------------------------
  1999 #           1998 #                1997 #                 1996                 1995 (b)
----------------------------------------------------------------------------------------------
  $ 21.46          $ 23.57               $ 21.09               $ 17.38                $15.79
  -------          -------               -------               -------                ------

    (0.17)           (0.20)                (0.17)                (0.06)                (0.01)
     7.57            (1.06)                 2.65                  4.41                  1.60
  -------          -------               -------               -------                ------
     7.40            (1.26)                 2.48                  4.35                  1.59
  -------          -------               -------               -------                ------

    (2.63)           (0.85)                    0                 (0.64)                    0
  -------          -------               -------               -------                ------
    (2.63)           (0.85)                    0                 (0.64)                    0
  -------          -------               -------               -------                ------
  $ 26.23          $ 21.46               $ 23.57               $ 21.09                $17.38
  -------          -------               -------               -------                ------
    37.36%           (5.43%)               11.76%                25.84%                10.07%

  $28,867          $28,314               $44,384               $25,918                $1,889

     0.93%            1.08%                 1.01%                 0.97%                 1.08%+
    (0.67%)          (0.89%)               (0.78%)               (0.60%)               (0.71%)+
       86%              22%                   56%                   33%                   31%

-------------------------------------------------------------------------------


CLASS Y
          Year Ended September 30,
  ------------------------------------------
   1999                             1998 (a)
----------------------------------------------
  $22.74                             $20.81
  ------                             ------

       0                               0.02

    4.31                               2.16
  ------                             ------
    4.31                               2.18
  ------                             ------


   (2.55)                             (0.25)
  ------                             ------
   (2.55)                             (0.25)
  ------                             ------
  $24.50                             $22.74
  ------                             ------
   20.57%                             10.56%

  $    1                             $    1

    1.14%                              1.09%+
    0.08%                              0.38%+
      82%                               104%

(a) For the period from November 19, 1997 (commencement of class operations to September 30, 1998.
+   Annualized.
                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

EVERGREEN FUND                      CLASS A

                                           Year Ended September 30,
                                     -----------------------------------------
                                     1999 #  1998 #   1997 #   1996   1995 (a)
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $21.11  $22.96   $17.64  $15.55   $11.97
                                     ------  ------   ------  ------   ------
Income from investment operations
Net investment income                  0.02    0.06     0.11    0.12     0.01
Net realized and unrealized gains
 or losses on securities               3.22   (1.31)    5.71    2.61     3.57
                                     ------  ------   ------  ------   ------
Total from investment operations       3.24   (1.25)    5.82    2.73     3.58
                                     ------  ------   ------  ------   ------
Distributions to shareholders from
Net investment income                 (0.04)  (0.10)   (0.09)  (0.06)       0
Net realized gains                    (0.07)  (0.50)   (0.41)  (0.58)       0
                                     ------  ------   ------  ------   ------
Total distributions to shareholders   (0.11)  (0.60)   (0.50)  (0.64)       0
                                     ------  ------   ------  ------   ------
Net asset value, end of period       $24.24  $21.11   $22.96  $17.64   $15.55
                                     ------  ------   ------  ------   ------
Total return*                         15.34%  (5.59%)  33.72%  18.07%   29.91%
Ratios and supplemental data
Net assets, end of period
 (millions)                          $  180  $  183   $  161  $   87   $   29
Ratios to average net assets
 Expenses**                            1.39%   1.44%    1.40%   1.45%    1.70%+
 Net investment income                 0.06%   0.24%    0.58%   0.63%    0.13%+
Portfolio turnover rate                  35%      7%      12%     15%      19%

(a) For the period from January 3, 1995 (commencement of class operations) to September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

--------------------------------------------------------------------------------

GROWTH FUND                         CLASS A

                                 Year Ended September 30,
                         -------------------------------------------------
                          1999      1998       1997      1996     1995 (a)
-------------------------------------------------------------------------------
Net asset value,
 beginning of period     $ 14.60   $ 19.94   $  18.47   $ 16.08   $ 13.37
                         -------   -------   --------   -------   -------
Income from investment
 operations
Net investment income
 (loss)                    (0.12)    (0.12)     (0.17)    (0.10)    (0.01)
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts      2.07     (4.03)      4.19      4.23      2.72
                         -------   -------   --------   -------   -------
Total from investment
 operations                 1.95     (4.15)      4.02      4.13      2.71
                         -------   -------   --------   -------   -------
Distributions to
 shareholders from
Net realized gains         (0.56)    (1.19)     (2.55)    (1.74)        0
                         -------   -------   --------   -------   -------
Total distributions to
 shareholders              (0.56)    (1.19)     (2.55)    (1.74)        0
                         -------   -------   --------   -------   -------
Net asset value, end of
 period                  $ 15.99   $ 14.60   $  19.94   $ 18.47   $ 16.08
                         -------   -------   --------   -------   -------
Total return*              13.90%   (22.08%)    25.81%    29.15%    20.27%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $92,229   $77,720   $105,033   $40,272   $20,368
Ratios to average net
 assets
 Expenses**                 1.30%     1.26%      1.28%     1.28%     1.36%+
 Net investment income     (0.71%)   (0.56%)    (0.67%)   (0.39%)   (0.65%)+
Portfolio turnover rate      108%       88%        77%      105%       70%

(a) For the period from June 5, 1995 (commencement of class operations) to September 30, 1995.
(b) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergreen Growth Fund.
(c) For the nine months ended September 30, 1995. The Fund changed its fiscal year end from December 30 to September 30, effective September 30, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

-------------------------------------------------------------------------------

CLASS B

                      Year Ended September 30,
  ----------------------------------------------------------------------------------------------
  1999 #           1998 #                 1997 #                  1996                  1995 (a)
--------------------------------------------------------------------------------------------------
  $20.82           $22.69                 $17.49                 $15.48                  $11.97
  ------           ------                 ------                 ------                  ------

   (0.17)           (0.12)                 (0.03)                 (0.03)                  (0.02)
    3.22            (1.25)                  5.64                   2.64                    3.53
  ------           ------                 ------                 ------                  ------
    3.05            (1.37)                  5.61                   2.61                    3.51
  ------           ------                 ------                 ------                  ------

       0                0                      0                  (0.02)                      0
   (0.07)           (0.50)                 (0.41)                 (0.58)                      0
  ------           ------                 ------                 ------                  ------
   (0.07)           (0.50)                 (0.41)                 (0.60)                      0
  ------           ------                 ------                 ------                  ------
  $23.80           $20.82                 $22.69                 $17.49                  $15.48
  ------           ------                 ------                 ------                  ------
   14.65%           (6.18%)                32.69%                 17.29%                  29.32%

  $  646           $  624                 $  503                 $  254                  $   74

    2.14%            2.19%                  2.15%                  2.18%                   2.32%+
   (0.70%)          (0.50%)                (0.16%)                (0.10%)                 (0.48%)+
      35%               7%                    12%                    15%                     19%

-------------------------------------------------------------------------------

CLASS B (b)

              Year Ended September 30,                               Year Ended
  -------------------------------------------------------------     December 31,
    1999         1998         1997         1996       1995 (c)          1994
--------------------------------------------------------------------------------
  $  14.18     $  19.53     $  18.29     $  16.05     $  12.15        $  13.78
  --------     --------     --------     --------     --------        --------

     (0.25)       (0.23)       (0.22)       (0.17)       (0.13)          (0.15)

      2.02        (3.93)        4.01         4.15         4.03           (0.47)
  --------     --------     --------     --------     --------        --------
      1.77        (4.16)        3.79         3.98         3.90           (0.62)
  --------     --------     --------     --------     --------        --------

     (0.56)       (1.19)       (2.55)       (1.74)           0           (1.01)
  --------     --------     --------     --------     --------        --------
     (0.56)       (1.19)       (2.55)       (1.74)           0           (1.01)
  --------     --------     --------     --------     --------        --------
  $  15.39     $  14.18     $  19.53     $  18.29     $  16.05        $  12.15
  --------     --------     --------     --------     --------        --------
     13.01%      (22.62%)      24.66%       28.18%       32.10%          (4.48%)

  $334,484     $383,188     $506,230     $371,578     $246,326        $190,126

      2.05%        2.01%        2.03%        2.03%        2.08%+          2.01%
     (1.45%)      (1.30%)      (1.42%)      (1.13%)      (1.20%)+        (1.20%)
       108%          88%          77%         105%          70%             77%

CLASS C

                                     Year Ended September 30,
  ----------------------------------------------------------------------------------------------
  1999 #           1998 #                 1997 #                  1996                  1995 (a)
--------------------------------------------------------------------------------------------------
  $20.79           $22.66                 $17.47                 $15.48                  $11.97
  ------           ------                 ------                 ------                  ------

   (0.16)           (0.11)                 (0.04)                     0                   (0.01)
    3.21            (1.26)                  5.64                   2.61                    3.52
  ------           ------                 ------                 ------                  ------
    3.05            (1.37)                  5.60                   2.61                    3.51
  ------           ------                 ------                 ------                  ------

       0                0                      0                  (0.04)                      0
   (0.07)           (0.50)                 (0.41)                 (0.58)                      0
  ------           ------                 ------                 ------                  ------
   (0.07)           (0.50)                 (0.41)                 (0.62)                      0
  ------           ------                 ------                 ------                  ------
  $23.77           $20.79                 $22.66                 $17.47                  $15.48
  ------           ------                 ------                 ------                  ------
   14.67%           (6.19%)                32.67%                 17.29%                  29.32%

  $   14           $   13                 $    9                 $    6                  $    2

    2.14%            2.19%                  2.16%                  2.14%                   2.12%+
   (0.70%)          (0.50%)                (0.18%)                (0.07%)                 (0.31%)+
      35%               7%                    12%                    15%                     19%

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

EVERGREEN FUND                      CLASS Y

                                           Year Ended September 30,
                                      ---------------------------------------
                                      1999 #  1998 #   1997 #   1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of period  $21.25  $23.07   $17.71  $15.59  $14.62
                                      ------  ------   ------  ------  ------
Income from investment operations
Net investment income                   0.07    0.12     0.16    0.24    0.10
Net realized and unrealized gains or
 losses on securities                   3.28   (1.30)    5.73    2.55    3.10
                                      ------  ------   ------  ------  ------
Total from investment operations        3.35   (1.18)    5.89    2.79    3.20
                                      ------  ------   ------  ------  ------
Distributions to shareholders from
Net investment income                  (0.05)  (0.14)   (0.12)  (0.09)  (0.07)
Net realized gains                     (0.07)  (0.50)   (0.41)  (0.58)  (2.16)
                                      ------  ------   ------  ------  ------
Total distributions to shareholders    (0.12)  (0.64)   (0.53)  (0.67)  (2.23)
                                      ------  ------   ------  ------  ------
Net asset value, end of period        $24.48  $21.25   $23.07  $17.71  $15.59
                                      ------  ------   ------  ------  ------
Total return                           15.79%  (5.25%)  34.08%  18.43%  26.79%
Ratios and supplemental data
Net assets, end of period (millions)  $1,086  $1,028   $1,104  $  841  $  612
Ratios to average net assets
 Expenses**                             1.14%   1.18%    1.15%   1.15%   1.16%
 Interest expense                        N/A     N/A      N/A     N/A    0.06%
 Net investment income                  0.30%   0.49%    0.80%   0.93%   0.53%
Portfolio turnover rate                   35%      7%      12%     15%     19%

** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
# Net investment income is based on average shares outstanding during the period.

--------------------------------------------------------------------------------

GROWTH FUND                                               CLASS Y

                                                              Year Ended
                                                            September 30,
                                                           ------------------
                                                            1999     1998 (a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 14.63   $ 18.12
                                                           -------   -------
Income from investment operations
Net investment income (loss)                                 (0.07)    (0.02)
Net realized and unrealized gains or losses on securities
 and futures contracts                                        2.05     (3.28)
                                                           -------   -------
Total from investment operations                              1.98     (3.30)
                                                           -------   -------
Distributions to shareholders from
Net realized gains                                           (0.56)    (0.19)
                                                           -------   -------
Total distributions to shareholders                          (0.56)    (0.19)
                                                           -------   -------
Net asset value, end of period                             $ 16.05   $ 14.63
                                                           -------   -------
Total return                                                 14.08%    18.36%
Ratios and supplemental data
Net assets, end of period (thousands)                      $35,427   $25,353
Ratios to average net assets
 Expenses*                                                    1.05%     1.01%+
 Net investment income                                       (0.47%)   (0.04%)+
Portfolio turnover rate                                        108%       88%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

MASTERS FUND                                                     CLASS A

                                                          Period Ended
                                                     September 30, 1999 (a)
-----------------------------------------------------------------------------
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.05)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.10
                                                             ------
Total from investment operations                               0.05
                                                             ------
Net asset value, end of period                               $10.05
                                                             ------
Total return*                                                  0.50%
Ratios and supplemental data
Net assets, end of period (millions)                         $  168
Ratios to average net assets
 Expenses**                                                    1.72%+
 Net investment income                                        (0.70%)+
Portfolio turnover rate                                          63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

--------------------------------------------------------------------------------

OMEGA FUND                    CLASS A

                          Year Ended September 30,           Year Ended December 31,
                         -------------------------------    ----------------------------
                          1999 #     1998 #    1997 (a)#      1996       1995     1994
------------------------------------------------------------------------------------------
Net asset value,
 beginning of period     $  21.50   $  22.69   $  19.52     $  19.56   $  15.54  $ 17.11
                         --------   --------   --------     --------   --------  -------
Income from investment
 operations
Net investment income
 (loss)                     (0.17)     (0.09)     (0.03)       (0.06)         0     0.04
Net realized and
 unrealized gains or
 losses on securities        8.10       1.03       4.05         2.15       5.58    (1.00)
                         --------   --------   --------     --------   --------  -------
Total from investment
 operations                  7.93       0.94       4.02         2.09       5.58    (0.96)
                         --------   --------   --------     --------   --------  -------
Distributions to
 shareholders from
Net realized gains          (2.61)     (2.13)     (0.85)       (2.13)     (1.56)   (0.61)
                         --------   --------   --------     --------   --------  -------
Total distributions to
 shareholders               (2.61)     (2.13)     (0.85)       (2.13)     (1.56)   (0.61)
                         --------   --------   --------     --------   --------  -------
Net asset value, end of
 period                  $  26.82   $  21.50   $  22.69     $  19.52   $  19.56  $ 15.54
                         --------   --------   --------     --------   --------  -------
Total return*               39.56%      4.43%     21.45%       11.31%     36.94%   (5.66%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $371,361   $156,220   $162,847     $154,825   $135,079  $99,569
Ratios to average net
 assets
 Expenses**                  1.30%      1.32%      1.32%+       1.33%      1.38%    1.41%
 Net investment income      (0.66%)    (0.38%)    (0.20%)+     (0.29%)     0.00%    0.27%
Portfolio turnover rate       120%       159%        76%         173%       159%     137%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective
    September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

MASTERS FUND                                                     CLASS B

                                                          Period Ended
                                                     September 30, 1999 (a)
-----------------------------------------------------------------------------
Net asset value, beginning of period                         $10.00
                                                             ------
Income from investment operations
Net investment loss                                           (0.09)
Net realized and unrealized gains on securities and
 foreign currency related transactions                         0.10
                                                             ------
Total from investment operations                               0.01
                                                             ------
Net asset value, end of period                               $10.01
                                                             ------
Total return*                                                  0.10%
Ratios and supplemental data
Net assets, end of period (millions)                         $   83
Ratios to average net assets
 Expenses**                                                    2.47%+
 Net investment income                                        (1.48%)+
Portfolio turnover rate                                          63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

--------------------------------------------------------------------------------

OMEGA FUND                     CLASS B

                           Year Ended September 30,         Year Ended December 31,
                         --------------------------------   ---------------------------
                          1999 #     1998 #    1997 (a) #    1996      1995      1994
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of period     $  20.32   $  21.71    $  18.83    $ 19.10   $ 15.34   $ 17.06
                         --------   --------    --------    -------   -------   -------
Income from investment
 operations
Net investment loss         (0.34)     (0.25)      (0.15)     (0.17)    (0.09)    (0.06)
Net realized and
 unrealized gains or
 losses on securities        7.62       0.99        3.88       2.03      5.41     (1.60)
                         --------   --------    --------    -------   -------   -------
Total from investment
 operations                  7.28       0.74        3.73       1.86      5.32     (1.66)
                         --------   --------    --------    -------   -------   -------
Distributions to
 shareholders from
Net realized gains          (2.61)     (2.13)      (0.85)     (2.13)    (1.56)    (0.06)
                         --------   --------    --------    -------   -------   -------
Total distributions to
 shareholders               (2.61)     (2.13)      (0.85)     (2.13)    (1.56)    (0.06)
                         --------   --------    --------    -------   -------   -------
Net asset value, end of
 period                  $  24.99   $  20.32    $  21.71    $ 18.83   $ 19.10   $ 15.34
                         --------   --------    --------    -------   -------   -------
Total return*               38.57%      3.64%      20.68%     10.31%    35.70%    (6.57%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $372,956   $114,068    $110,349    $89,921   $71,636   $32,266
Ratios to average net
 assets
 Expenses**                  2.05%      2.10%       2.18%+     2.20%     2.29%     2.30%
 Net investment income      (1.41%)    (1.16%)     (1.06%)+   (1.15%)   (0.94%)   (0.58%)
Portfolio turnover rate       120%       159%         76%       173%      159%      137%


(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

-------------------------------------------------------------------------------

CLASS C

       Period Ended
  September 30, 1999 (a)
----------------------
          $10.00
          ------

           (0.09)
            0.09
          ------
            0.00
          ------
          $10.00
          ------
            0.00%

          $    5

            2.47%+
           (1.48%)+
              63%

-------------------------------------------------------------------------------

CLASS C

        Year Ended September 30,                   Year Ended December 31,
  -------------------------------------      ------------------------------------
  1999 #       1998 #        1997 (a)#        1996          1995          1994
---------------------------------------------------------------------------------
  $ 20.37      $ 21.74        $ 18.86        $ 19.13       $ 15.37       $17.09
  -------      -------        -------        -------       -------       ------

    (0.33)       (0.25)         (0.15)         (0.18)        (0.13)       (0.07)
     7.62         1.01           3.88           2.04          5.45        (1.04)
  -------      -------        -------        -------       -------       ------
     7.29         0.76           3.73           1.86          5.32        (1.11)
  -------      -------        -------        -------       -------       ------

    (2.61)       (2.13)         (0.85)         (2.13)        (1.56)       (0.61)
  -------      -------        -------        -------       -------       ------
    (2.61)       (2.13)         (0.85)         (2.13)        (1.56)       (0.61)
  -------      -------        -------        -------       -------       ------
  $ 25.05      $ 20.37        $ 21.74        $ 18.86       $ 19.13       $15.37
  -------      -------        -------        -------       -------       ------
    38.52%        3.73%         20.65%         10.29%        35.62%       (6.56%)

  $26,929      $13,752        $16,067        $17,628       $13,963       $9,900
     2.04%        2.11%          2.18%+         2.21%         2.30%        2.30%
    (1.40%)      (1.16%)        (1.05%)+       (1.17%)       (0.91%)      (0.63%)
      120%         159%            76%           173%          159%         137%

CLASS Y

     Period Ended
September 30, 1999 (a)
----------------------
        $10.00
        ------

         (0.01)
          0.08
        ------
          0.07
        ------
        $10.07
        ------
          0.70%

        $    3

          1.50%+
         (0.43%)+
            63%


CLASS Y

                  Year Ended September 30,
 ----------------------------------------------------------
 1999 #                  1998 #                  1997 (b) #
-----------------------------------------------------------
 $21.54                  $22.68                    $19.98
 ------                  ------                    ------

  (0.11)                  (0.02)                    (0.01)
   8.14                    1.01                      3.56
 ------                  ------                    ------
   8.03                    0.99                      3.55
 ------                  ------                    ------

  (2.61)                  (2.13)                    (0.85)
 ------                  ------                    ------
  (2.61)                  (2.13)                    (0.85)
 ------                  ------                    ------
 $26.96                  $21.54                    $22.68
 ------                  ------                    ------
  39.99%                   4.67%                    18.60%

 $4,586                  $  571                    $    5

   1.05%                   1.11%                     1.24%+
  (0.42%)                 (0.09%)                   (0.21%)+
    120%                    159%                       76%

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND                                  CLASS A

                                                              Year Ended
                                                             September 30,
                                                           -------------------
                                                           1999 #   1998 (a) #
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 5.72     $ 7.75
                                                           ------     ------
Income from investment operations
Net investment loss                                         (0.04)     (0.04)
Net realized and unrealized gains or losses on securities
 and futures contracts                                       1.97      (1.99)
                                                           ------     ------
Total from investment operations                             1.93      (2.03)
                                                           ------     ------
Distributions to shareholders from
Net realized gains                                          (1.18)         0
                                                           ------     ------
Total distributions to shareholders                         (1.18)         0
                                                           ------     ------
Net asset value, end of period                             $ 6.47     $ 5.72
                                                           ------     ------
Total return*                                               39.74%    (26.19%)
Ratios and supplemental data
Net assets, end of period (millions)                       $  712     $  589
Ratios to average net assets
 Expenses**                                                  1.17%      1.15%+
 Net investment income                                      (0.63%)    (0.50%)+
Portfolio turnover rate                                       125%        97%


(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the four months ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

--------------------------------------------------------------------------------

STOCK SELECTOR FUND          CLASS A

                            Year Ended
                          September 30,            Year Ended June 30,         Period Ended October 31,
                         ------------------    ------------------------------- ------------------------
                                                                               Retail Class Prior Class
                          1999     1998 (e)     1998      1997    1996 (b) (c)   1995 (a)      1994
-------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period     $ 18.34   $ 22.43     $ 21.13   $ 17.28    $ 17.08       $15.00      $ 15.39
                         -------   -------     -------   -------    -------       ------      -------
Income from investment
 operations
Net investment income
 (loss)                    (0.02)        0       (0.02)     0.07       0.12         0.18         0.11
Net realized and
 unrealized gains or
 losses on securities       5.86     (4.09)       4.24      5.32       1.49         2.87         0.22
                         -------   -------     -------   -------    -------       ------      -------
Total from investment
 operations                 5.84     (4.09)       4.22      5.39       1.61         3.05         0.33
                         -------   -------     -------   -------    -------       ------      -------
Distributions to
 shareholders from
Net investment income      (0.01)        0           0     (0.07)     (0.11)       (0.17)       (0.11)
Net realized gains         (4.11)        0       (2.92)    (1.47)     (1.30)       (0.80)       (0.61)
                         -------   -------     -------   -------    -------       ------      -------
Total distributions to
 shareholders              (4.12)        0       (2.92)    (1.54)     (1.41)       (0.97)       (0.72)
                         -------   -------     -------   -------    -------       ------      -------
Net asset value, end of
 period                  $ 20.06   $ 18.34     $ 22.43   $ 21.13    $ 17.28       $17.08      $ 15.00
                         -------   -------     -------   -------    -------       ------      -------
Total return*              35.15%   (18.23%)     21.54%    32.74%     19.11%       21.94%        2.21%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $20,930   $15,910     $20,509   $16,043    $11,178       $6,591      $50,128
Ratios to average net
 assets
 Expenses**                 1.10%     1.18%+      1.25%     1.23%      1.22%+       1.34%        1.49%+
 Net investment income     (0.16%)   (0.06%)+    (0.10%)    0.38%      0.89%+       1.23%        0.75%+
Portfolio turnover rate       85%       28%         61%       79%       114%         119%          35%


(a) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.
(d) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(e) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
(f) Amounts adjusted to reflect a reverse stock split which occurred on June 24, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

CLASS B

       Year Ended September 30,                         Year Ended May 31,
-------------------------------------         -------------------------------------
 1999 #       1998 #         1997 (b) #         1997           1996           1995
-----------------------------------------------------------------------------------
 $ 5.69       $ 9.44           $ 8.44          $10.35         $ 8.62         $ 7.64
 ------       ------           ------          ------         ------         ------

  (0.07)       (0.07)           (0.04)          (0.11)         (0.13)         (0.07)
   1.95        (2.90)            1.74           (0.78)          2.87           1.68
 ------       ------           ------          ------         ------         ------
   1.88        (2.97)            1.70           (0.89)          2.74           1.61
 ------       ------           ------          ------         ------         ------

  (1.18)       (0.78)           (0.70)          (1.02)         (1.01)         (0.63)
 ------       ------           ------          ------         ------         ------
  (1.18)       (0.78)           (0.70)          (1.02)         (1.01)         (0.63)
 ------       ------           ------          ------         ------         ------
 $ 6.39       $ 5.69           $ 9.44          $ 8.44         $10.35         $ 8.62
 ------       ------           ------          ------         ------         ------
  38.95%      (33.91%)          21.43%          (8.61%)        33.03%         23.58%

 $  107       $  200           $1,546          $1,407         $2,006         $1,460

   1.93%        1.36%            1.77%+          1.75%          1.73%          1.78%
  (1.35%)      (0.89%)          (1.43%)+        (1.32%)        (1.34%)        (1.10%)
    125%          97%              28%             48%            94%            38%


--------------------------------------------------------------------------------

CLASS B



          Year Ended September 30,
  -----------------------------------------              Year Ended
     1999                       1998 (d)              June 30, 1998 (e)
-----------------------------------------------------------------------
  $     18.23                  $     22.33                 $22.76 (f)
  -----------                  -----------                 ------

        (0.06)                       (0.03)                 (0.09)
         5.71                        (4.07)                  2.90
  -----------                  -----------                 ------
         5.65                        (4.10)                  2.81
  -----------                  -----------                 ------

            0                            0                      0
        (4.11)                           0                  (3.24)(f)
  -----------                  -----------                 ------
        (4.11)                           0                  (3.24)
  -----------                  -----------                 ------
  $     19.77                  $     18.23                 $22.33
  -----------                  -----------                 ------
        34.18%                      (18.36%)                14.38%

  $     2,376                  $       413                 $  349

         1.82%                        1.94%+                 2.00%+
        (0.86%)                      (0.76%)+               (0.85%)+
           85%                          28%                    61%

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN


-------------------------------------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND                     CLASS C                             CLASS Y

                                                 Year Ended September 30,          Year Ended September 30,
                                                ---------------------------       --------------------------
                                                1999 #           1998 (a) #       1999 #          1998 (a) #
---------------------------------------------------------------------------     ------------------------------
Net asset value, beginning of period            $ 5.70             $ 7.73           $ 5.74          $  7.73
                                                ------             ------           ------          -------
Income from investment operations
Net investment loss                              (0.07)             (0.10)           (0.03)           (0.02)
Net realized and unrealized gains or losses on
 securities and futures contracts                 1.94              (1.93)            1.98            (1.97)
                                                ------             ------           ------          -------
Total from investment operations                  1.87              (2.03)            1.95            (1.99)
                                                ------             ------           ------          -------
Distributions to shareholders from
Net realized gains                               (1.18)                 0           (1.18)                0
                                                ------             ------          ------           -------
Total distributions to shareholders              (1.18)                 0           (1.18)                0
                                                ------             ------          ------           -------
Net asset value, end of period                  $ 6.39             $ 5.70          $ 6.51           $  5.74
                                                ------             ------          ------           -------
Total return*                                    38.65%            (26.26%)         40.01%           (25.74%)
Ratios and supplemental data
Net assets, end of period (millions)            $    2             $    4          $    2           $     1
Ratios to average net assets
 Expenses**                                       1.93%              1.90%+          0.92%             0.91%+
 Net investment income                           (1.36%)            (1.32%)+        (0.42%)           (0.33%)+
Portfolio turnover rate                            125%                97%            125%               97%

(a) For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

-------------------------------------------------------------------------------------------------------------------------------

STOCK SELECTOR
FUND
                               CLASS C                   CLASS Y

                                                        Year Ended                                          Institutional Class
                                                       September 30,            Year Ended June 30,              Year Ended
                             Period Ended           --------------------  -------------------------------- --------------------
                        September 30, 1999 (e)        1999      1998 (d)    1998      1997    1996 (b) (c) October 31, 1995 (a)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period                     $21.58                  $  18.35   $  22.43   $  21.11  $  17.26    $  17.07         $  15.00
                            ------                  --------   --------   --------  --------    --------         --------
Income from
 investment
 operations
Net investment
 loss                        (0.01)                    0.02       0.01       0.04      0.12        0.14             0.19
Net realized and
 unrealized gains
 on securities               (1.55)                    5.87      (4.09)      4.24      5.32        1.49             2.87
                            ------                 --------   --------   --------  --------    --------         --------
Total from
 investment
 operations                  (1.56)                    5.89      (4.08)      4.28      5.44        1.63             3.06
                            ------                 --------   --------   --------  --------    --------         --------
Distributions to
 shareholders from
Net investment
 income                          0                    (0.02)         0      (0.04)    (0.12)      (0.14)           (0.19)
Net realized gains               0                    (4.11)         0      (2.92)    (1.47)      (1.30)           (0.80)
                            ------                 --------   --------   --------  --------    --------         --------
Total
 distributions to
 shareholders                    0                    (4.13)         0      (2.96)    (1.59)      (1.44)           (0.99)
                            ------                 --------   --------   --------  --------    --------         --------
Net asset value,
 end of period              $20.02                 $  20.11   $  18.35   $  22.43  $  21.11    $  17.26         $  17.07
                            ------                 --------   --------   --------  --------    --------         --------
Total return*                (7.23%)                  35.49%    (18.19%)    21.90%    33.10%      19.24%           22.00%
Ratios and
 supplemental data
Net assets, end of
 period
 (thousands)                $   78                 $476,928   $424,992   $563,987  $515,015    $414,824         $378,352
Ratios to average
 net assets
 Expenses**                   1.87%+                   0.85%      0.93%+     1.00%     0.98%       0.97%+           1.05%+
 Net investment
  income                     (0.78%)+                  0.09%      0.19%+     0.15%     0.63%       1.15%+           1.44%+
Portfolio turnover
 rate                           85%                      85%        28%        61%       79%        114%             119%


(a) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.
(d) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(e) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

STRATEGIC GROWTH FUND      CLASS A          CLASS B

                            Year Ended                                       Year Ended
                           September 30,     Year Ended September 30,        October 31,
                         ------------------- ---------------------------- ---------------------
                         1999 #   1998 (a) # 1999 #   1998 #   1997 (b) # 1996    1995    1994
-------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period     $ 9.67     $9.12    $ 9.63   $10.61     $ 8.68   $8.05   $7.54   $9.00
                         ------     -----    ------   ------     ------   -----   -----   -----
Income from investment
 operations
Net investment income
 (loss)                   (0.03)     0.01     (0.11)   (0.03)      0.01   (0.04)  (0.02)      0
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions              2.73      0.54      2.71     0.39       2.96    1.04    1.13    0.23
                         ------     -----    ------   ------     ------   -----   -----   -----
Total from investment
 operations                2.70      0.55      2.60     0.36       2.97    1.00    1.11    0.23
                         ------     -----    ------   ------     ------   -----   -----   -----
Distributions to
 shareholders from
Net investment income         0         0         0    (0.02)         0   (0.01)      0       0
Net realized gains        (1.34)        0     (1.34)   (1.32)     (1.04)  (0.36)  (0.60)  (1.69)
                         ------     -----    ------   ------     ------   -----   -----   -----
Total distributions to
 shareholders             (1.34)        0     (1.34)   (1.34)     (1.04)  (0.37)  (0.60)  (1.69)
                         ------     -----    ------   ------     ------   -----   -----   -----
Net asset value, end of
 period                  $11.03     $9.67    $10.89   $ 9.63     $10.61   $8.68   $8.05   $7.54
                         ------     -----    ------   ------     ------   -----   -----   -----
Total return*             30.15%     6.03%    29.15%    3.87%     37.74%  12.95%  15.05%   3.55%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $  862     $ 706    $  103   $  130     $  920   $ 497   $ 492   $ 417
Ratios to average net
 assets
 Expenses**                1.00%     1.10%+    1.75%    1.36%      1.19%+  1.91%   2.01%   1.73%
 Net investment income    (0.29%)    0.08%+   (1.03%)  (0.26%)     0.12%+ (0.48%) (0.25%) (0.17%)
Portfolio turnover rate     132%      141%      132%     141%        71%    156%    140%     68%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

--------------------------------------------------------------------------------

TAX STRATEGIC EQUITY FUND  CLASS A                       CLASS B

                         Year Ended September 30,
                         -----------------------------         Period Ended
                           1999 #         1998 (a) #     September 30, 1999 (b) #
---------------------------------------------------------------------------------
Net asset value,
 beginning of period     $      10.65     $      10.11            $10.26
                         ------------     ------------            ------
Income from investment
 operations
Net investment income
 (loss)                         (0.03)               0             (0.13)
Net realized and
 unrealized gains on
 securities                      3.41             0.54              3.83
                         ------------     ------------            ------
Total from investment
 operations                      3.38             0.54              3.70
                         ------------     ------------            ------
Distributions to
 shareholders from
Net investment income           (0.02)               0             (0.02)
                         ------------     ------------            ------
Total distributions to
 shareholders                   (0.02)               0             (0.02)
                         ------------     ------------            ------
Net asset value, end of
 period                  $      14.01     $      10.65            $13.94
                         ------------     ------------            ------
Total return*                   31.69%            5.34%            36.01%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $      5,055     $         10            $7,882
Ratios to average net
 assets
 Expenses**                      1.58%            1.54%+            2.33%+
 Net investment income          (0.25%)           9.12%+           (1.03%)+
Portfolio turnover rate            90%               0%               90%

(a) For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

STRATEGIC GROWTH FUND                    CLASS C             CLASS Y

                                     Year Ended
                                    September 30,
                                  -------------------        Period Ended
                                  1999 #   1998 (a) #  September 30, 1999 (b) #
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $ 9.63     $9.25             $ 11.28
                                  ------     -----             -------
Income from investment
 operations
Net investment income (loss)       (0.12)    (0.07)                  0
Net realized and unrealized
 gains/losses on securities
 and foreign currency related
 transactions                       2.72      0.45               (0.36)
                                  ------     -----             -------
Total from investment operations    2.60      0.38               (0.36)
                                  ------     -----             -------
Distributions to shareholders
 from
Net realized gains                 (1.34)        0                   0
                                  ------     -----             -------
Total distributions to
 shareholders                      (1.34)        0                   0
                                  ------     -----             -------
Net asset value, end of period    $10.89     $9.63             $ 10.92
                                  ------     -----             -------
Total return                       29.15%     4.11%              (3.19%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $2,452     $ 453             $   238
Ratios to average net assets
 Expenses**                         1.75%     1.84%+              0.75%+
 Net investment income             (1.08%)   (0.80%)+            (0.10%)+
Portfolio turnover rate              132%      141%                132%

(a) For the period from January 22, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

--------------------------------------------------------------------------------

TAX STRATEGIC EQUITY FUND             CLASS C             CLASS Y

                                                               Year Ended
                                                              September 30,
                                         Period Ended       -------------------
                                   September 30, 1999 (a) # 1999 #   1998 (b) #
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                                     $12.51          $10.65     $10.00
                                            ------          ------     ------
Income from investment operations
Net investment income                        (0.14)              0          0
Net realized and unrealized gains
 on securities                                1.61            3.45       0.65
                                            ------          ------     ------
Total from investment operations              1.47            3.45       0.65
                                            ------          ------     ------
Distributions to shareholders
 from
Net investment income                        (0.02)          (0.02)         0
                                            ------          ------     ------
Total distributions to
 shareholders                                (0.02)          (0.02)         0
                                            ------          ------     ------
Net asset value, end of period              $13.96          $14.08     $10.65
                                            ------          ------     ------
Total return*                                11.71%          32.34%      6.50%
Ratios and supplemental data
Net assets, end of period
 (thousands)                                $2,162          $2,454     $3,629
Ratios to average net assets
 Expenses**                                   2.33%+          1.32%      1.30%+
 Net investment income                       (0.98%)+        (0.01%)     8.87%+
Portfolio turnover rate                         90%             90%         0%


(a) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.
(b) For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

OTHER FUND PRACTICES

The Funds may invest in futures and options which are forms of derivatives. Each Fund other than Capital Growth and Growth Fund may also engage in short sales. Such practices are used to hedge a Fund's portfolio to protect against changes in interest rates and to adjust the portfolio's duration. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

In addition, the Funds may borrow money and lend their securities. Borrowing is a form of leverage, which may magnify a Fund's gain or loss. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

While not a principal investment strategy, the Capital Growth Fund may invest up to 15%, the Omega Fund may invest up to 25%, and the Stock Selector Fund may invest up to 20%, of its assets, respectively, in foreign securities. If the Fund invests in foreign securities, which may include foreign currency transactions, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund is incorrect in its judgement of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

 Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

                                                           DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                     Notes

DOMESTIC GROWTH FUNDS

                                   EVERGREEN

                                Evergreen Funds


Money Market
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Municipal Money Market Fund
U.S. Government Money Market Fund

Tax Advantaged
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
High Grade Municipal Bond Fund
Maryland Municipal Bond Fund
Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Short-Intermediate Municipal Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Diversified Bond Fund
High Income Fund
High Yield Bond Fund
Intermediate Term Bond Fund
Quality Income Fund
Short-Intermediate Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced
Balanced Fund
Capital Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth & Income
Blue Chip Fund
Equity Income Fund
Growth and Income Fund
Income and Growth Fund
Select Equity Index Fund
Small Cap Value Fund
Utility Fund
Value Fund

Domestic Growth
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Masters Fund
Omega Fund
Select Special Equity Fund
Small Company Growth Fund
Stock Selector Fund
Strategic Growth Fund
Tax Strategic Equity Fund

Global International
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

                                                           DOMESTIC GROWTH FUNDS

                             QUICK REFERENCE GUIDE

1  Evergreen Express Line
    Call 1-800-346-3858
    24 hours a day to
    . check your account
    . order a statement
    . get a Fund's current price, yield and total return
    . buy, redeem or exchange Fund shares

2  Investor Services
    Call 1-800-343-2898
    Monday through Friday, 8 a.m. to 6 p.m. Eastern time to . buy, redeem or exchange shares
    . order applications
    . get assistance with your account

3  Information Line for Hearing and Speech Impaired (TTY/TDD)
    Call 1-800-343-2888
    Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4  Write us a letter
    Evergreen Service Company
    P.O. Box 2121
    Boston, MA 02106-2121
    . to buy, redeem or exchange shares
    . to change the registration on your account
    . for general correspondence

5  For express, registered or certified mail:
    Evergreen Service Company
    200 Berkeley Street
    Boston, MA 02116-5039

6  Visit us on-line:
    www.evergreen-funds.com

7  Regular communications you will receive:
    Account Statements -- You will receive quarterly statements for each Fund you invest in.

    Confirmation Notices -- We send a confirmation of any transaction you make within five days of the transaction.

    Annual and Semiannual reports -- You will receive a detailed financial report on each Fund you invest in twice a year.

    Tax Forms -- Each January you will receive any Fund tax information you need to include in your tax returns as well as the Evergreen Tax Information Guide.

    For More Information About the Evergreen Domestic Growth Funds, Ask for:

    The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

    The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

    For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment representative. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreen-funds.com.

    Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington DC 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call the SEC at 1-202-942-8090.

                          Evergreen Distributor, Inc.
                                 90 Park Avenue
                            New York, New York 10016

                                                      SEC File No.: 811-08413

52529                                                        536122 RV6

                                                           --------------
                                                              BULK RATE
[LOGO OF EVERGREEN FUNDS]                                   U.S. POSTAGE
                                                                PAID
                                                            PERMIT NO. 19
401 South Tryon St.                                           HUDSON, MA
Charlotte, NC 28288                                        ---------------

                             EVERGREEN EQUITY TRUST

                                     PART A

                                   PROSPECTUS

Evergreen Equity and Fixed Income Funds




Evergreen Capital Income and Growth Fund
(formerly Mentor Income and Growth Portfolio)
         A series of Evergreen Equity Trust

Evergreen Municipal Income Fund
(formerly Mentor Municipal Income Portfolio)
         A series of Evergreen Municipal Trust

Evergreen Short-Duration Income Fund
(formerly Mentor Short-Duration Income Portfolio)
         A series of Evergreen Fixed Income Trust



Class A
Class C
Class Y



Prospectus, February 1, 2000

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks........................1

Evergreen Capital Income and Growth Fund......2

Evergreen Municipal Income Fund...............4

Evergreen Short-Duration Income Fund..........6


GENERAL INFORMATION:
The Funds' Investment Advisors................8
The Funds' Portfolio Managers.................8
Calculating the Share  Price..................8
How to Choose an Evergreen Fund...............9
How to Choose the Share
Class That Best Suits You.....................9
How to Buy Shares............................12
How to Redeem  Shares........................13
Other  Services..............................14
The Tax Consequences
of Investing in the Funds....................14
Fees and Expenses of the Funds...............15
Financial Highlights.........................16
Other Fund Practices.........................22



In general, Funds included in this prospectus invest in a diversified portfolio of equity or fixed-income securities which the investment advisor believes will produce both income and growth of capital consistent with preservation of capital (Capital Income and Growth Fund), high current income exempt from federal income tax (Municipal Income Fund), and current income and preservation of capital (Short-Duration Income Fund).

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

Investment Goal
What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

Investment Strategy
How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

Risk Factors
What are the specific risks for an investor in the Fund?

Performance
How well has the Fund performed in the past year? The past five years? The past ten years?

Expenses
How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?


                             OVERVIEW OF FUND RISKS



Evergreen Capital Income and Growth Fund
Evergreen Municipal Income Fund
Evergreen Short-Duration Income Fund

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds
Please remember that mutual fund shares are:
o  not guaranteed to achieve their investment goal
o  not a deposit with a bank
o  not insured,  endorsed or  guaranteed by the FDIC or any  government  agency
o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an Evergreen Fund could fluctuate significantly in value over time and could result in a loss of money.

Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Stock  Market  Risk

An investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on an investment would likely decline. Even if general economic conditions do not change, an investment may decline in value if the particular industries, issuers or sectors the Fund invests in do not perform well.

Interest  Rate Risk

When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Fund invests a significant portion of its portfolio in either debt securities or stocks purchased primarily for dividend income, if interest rates rise, then the value of an investment in the Fund may decline. When interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. Credit Risk The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If the Fund invests in debt securities, the value of an investment in the Fund may decline if an issuer fails to pay an obligation on a timely basis.

Below  Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value.

Foreign Investment Risk

If the Fund invests in non-U.S. securities, it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Mortgage-Backed Securities Risk

Like other debt securities,  changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

Market  Capitalization  Risk

Stocks  fall into three  broad  market
capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.


Investment Style Risk

Securities with different characteristics tend to shift in
and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform other funds that employ a different style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

CAPITAL INCOME AND GROWTH FUND

FUND  FACTS:

Goals:
o        Income
o        Capital Growth

Principal Investments:
o        Large-Cap Common Stocks
o        Bonds

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class C
o        Class Y

Investment Advisor:
o        Mentor Investment Advisors, LLC

Portfolio Managers:
o        John G. Davenport
o        P. Michael Jones

NASDAQ Symbols:
o        EIGRX (Class A)
o        EIGTX (Class C)

Dividend Payment Schedule:
o        Quarterly


Investment Goal

The Fund seeks to provide a conservative combination of income and growth of capital consistent with preservation of capital.

Investment Strategy

The following supplements the investment strategies discussed in the "Overview of Fund Risks " on page 1.

The Fund invests in a diversified portfolio of equity securities of companies the investment advisor believes exhibit sound fundamental characteristics and in investment grade fixed-income securities and U.S. government securities. The investment advisor will manage the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Fund will normally have some portions of its assets invested in each asset class at all times but may invest without limit in any asset class.

The Fund may invest in a wide variety of equity securities, such as common stocks and preferred stocks, as well as debt securities convertible into equity securities or that are accompanied by warrants or other equity securities. In selecting equity investments, the investment advisor will attempt to identify securities it believes are conservatively valued. Within the equity asset class, the Fund seeks to achieve long-term growth of capital and a moderate income level by selecting investments in out-of-favor companies with sound fundamentals. These decisions are based primarily on the investment advisor's fundamental research and security valuations.

Within the fixed-income asset class, the investment advisor seeks to invest in a portfolio that provides as high a level of current income as is consistent with prudent investment risk. The Fund may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. government securities, corporate debt securities (including zero-coupon securities) and, with respect to up to 15% of its total assets, debt securities issued by foreign governments and by companies located outside the United States. The Fund will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Services ("S&P") or which, if unrated, are deemed by the investment advisor to be of comparable quality. While fixed-income securities rated Baa or BBB are considered to be of investment grade, they have more speculative characteristics than higher rated securities.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:
o Stock Market Risk
o Interest Rate Risk
o Credit Risk
o Foreign Investment Risk
o Market Capitalization Risk
o Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


Performance
The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.


The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since its inception on 5/24/1993. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses but not sales charges. Returns would be lower if sales charges were included.


Year-by-Year Total Return for Class A Shares (%)

1994     1995     1996     1997     1998    1999
-6.42    23.71%   12.62%   25.27%   -1.09%  2.23%

Best Quarter:       2nd Quarter 1997           +9.87%
Worst Quarter:      3rd Quarter 1999           -4.35%


The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI) and the S&P 500 Index. The LBABI is an unmanaged fixed-income index of U.S. government, corporate and mortgage-backed securities. The S&P 500 is an unmanaged index of 500 publicly traded U.S. stocks and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities nor any mutual fund fees. It is not possible to invest directly in an index.


Average Annual Total Return
(for the period ended 12/31/1999)*

        Inception                                Performance Since
       Date of Class 1 year   5 year   10 year   5/24/1993

Class A  5/24/1993  -2.64%   14.55%     N/A      12.16%
Class C  5/24/1993  -0.40%   14.78%     N/A      12.18%
Class Y 11/19/1997   2.60%   15.33%     N/A      12.50%
LBABI               -0.82%    7.73%     N/A       6.05%
S&P 500             21.04%   28.56%     N/A      22.19%

*Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Class Y have not been adjusted to eliminate the effect of 12b-1 fees. 12b-1 fees for Class A are 0.25% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been eliminated, returns for Class Y would have been higher.


EXPENSES
This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses             Class A      Class C     Class Y

Maximum sales charge imposed on                4.75%        None       None
purchases (as a % of offering price)

Maximum deferred sales charge                  None(1)      2.00%      None
(as a % of either  the redemption
amount or initial investment whichever
is lower)

(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+


          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses Operating Expenses

Class A      0.75%     0.25%     0.36%         1.36%
Class C      0.75%     1.00%     0.36%         2.11%
Class Y      0.75%     0.00%     0.36%         1.11%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                        Assuming Redemption at            Assuming
                            End of Period               No Redemption
                    ------------------------------      -------------
                    Class A   Class C     Class Y          Class C
  After 1 year      $607      $414        $113             $214
  After 3 years     $885      $661        $353             $661
  After 5 years     $1,184    $1,134      $612             $1,134
  After 10 years    $2,032    $2,441      $1,352           $2,441

MUNICIPAL INCOME FUND


FUND  FACTS:

Goals:
o        High Current Income
o        Preservation of Capital

Principal Investment:
o        Tax-Exempt Municipal Securities

Classes of Shares Offered in this Prospectus:
o        Class A
o        Class C
o        Class Y

Investment Advisor:
o        Mentor Investment Advisors, LLC

Portfolio Managers:
o        George J. Kimball
o        James T. Colby III

NASDAQ Symbols:
o        EMIXS (Class A)
o        EMITX (Class C)

Dividend Payment Schedule:
o        Monthly


Investment Goal

The Fund seeks to provide investors with a high level of current income exempt from federal regular income tax, consistent with the preservation of capital.

Investment Strategy

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund normally invests at least 80% of its total assets in tax-exempt municipal securities, rated investment grade (rated Baa or better by Moody's or BBB or better by S&P), or deemed by the investment advisor to be of comparable quality. These municipal securities include general obligation bonds and special revenue bonds, variable rate securities and municipal notes.

The Fund may invest a substantial portion of its assets in municipal securities that pay interest that is a tax preference item under the alternative minimum tax (AMT). The Fund may not be a suitable investment for investors who are already subject to the AMT or who would become subject to the AMT as a result of an investment in the Fund.

The Fund may invest up to 20% of its assets in tax-exempt municipal securities rated between BB and B- by S&P or between Ba and B3 by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that the investment advisor considers to be of comparable quality. The Fund will not invest in securities rated below B- by S&P or below B3 by Moody's at the time of purchase.

The investment advisor attempts to maintain an average duration of 5 to 10 years and an average maturity of 15 to 25 years regarding the Fund's investment in municipal securities.

The Fund generally will not invest more than 25% of its total assets in any one industry. The Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if the investment advisor believes it to be advisable. The Fund reserves the right to invest more than 25% of its assets in industrial development or private activity bonds or in issuers located in any individual state, although the investment advisor has no present intention to invest more than 25% of the Fund's assets in issuers located in the same state.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:
o Interest Rate Risk
o Credit Risk
o Below Investment Grade Bond Risk

In addition, the Fund is subject to the risks of concentration. A fund that concentrates its investments in a single industry or state is more vulnerable to any development in that industry or state that may weaken or jeopardize the ability of the issuers to pay interest and prinicipal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a Fund investing in municipal bonds from a number of different industries or states.

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."


Performance
The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since its inception on 4/29/1992. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses but not sales charges. Returns would be lower if sales charges were included.


Year-by-Year Total Return for Class A Shares (%)

1993     1994     1995     1996     1997    1998     1999
15.62%   -7.55%   16.84%   3.71%    9.55%   5.40%    -6.16%

Best Quarter:       1st Quarter 1995           +6.26%
Worst Quarter:      1st Quarter 1994           -7.53%

The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), which is an unmanaged index which tracks the municipal bond market. An index does not include transaction costs associated with buying and selling securities nor any mutual fund fees. It is not possible to invest directly in an index.


Average Annual Total Return
(for the period ended 12/31/1999)*

        Inception                               Performance Since
       Date of Class  1 year   5 year   10 year   4/29/1992

Class A  4/29/1992    -10.62%   4.57%     N/A       4.80%
Class C  4/29/1992    -8.32%    5.10%     N/A       4.96%
Class Y 11/19/1997    -6.11%    5.60%     N/A       5.47%
LBMBI                 -2.06%    6.91%     N/A       6.31%
*Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Class Y have not been adjusted to eliminate the effect of 12b-1 fees. 12b-1 fees for Class A are 0.25% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been eliminated, returns for Class Y would have been higher.



EXPENSES
This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses             Class A      Class C    Class Y

Maximum sales charge imposed on               4.75%        None       None
purchases (as a % of offering price)

Maximum deferred sales charge                 None(1)      2.00%      None
(as a % of either  the redemption
amount or initial investment whichever
is lower)

(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses  Operating Expenses

Class A      0.60%     0.25%     0.31%         1.16%
Class C      0.60%     1.00%     0.31%         1.91%
Class Y      0.60%     0.00%     0.31%         0.91%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                        Assuming Redemption at            Assuming
                            End of Period               No Redemption
                    -----------------------------       --------------
                    Class A    Class C    Class Y          Class C
  After 1 year      $588       $394       $93               $194
  After 3 years     $826       $600       $290              $600
  After 5 years     $1,083     $1,032     $504              $1,032
  After 10 years    $1,817     $2,233     $1,120            $2,233

SHORT-DURATION INCOME FUND

FUND  FACTS:

Goals:
o        Current Income
o        Preservation of Capital

Principal Investment:
o        Investment Grade Debt Securities

Classes of Shares
Offered in this
Prospectus:
o        Class A
o        Class C
o        Class Y

Investment Advisor:
o        Mentor Investment Advisors, LLC

Portfolio Managers:
o        P. Michael Jones
o        Timothy E. Anderson
o        Jan J. Buskop
o        Dennis L. Clary
o        Todd C. Kuimjian

NASDAQ Symbols:
o        ESDAX (Class A)
o        ESDRX (Class C)

Dividend Payment Schedule:
o        Monthly


Investment Goal

The Fund seeks current income. As a secondary objective, the Fund seeks preservation of capital, to the extent consistent with its objective of current income.

Investment Strategy

The following supplements the investment strategies discussed in the "Overview of Fund Risks " on page 1.

The Fund will invest at least 65% of its assets in debt securities with a duration of three years or less. The Fund may invest in U.S. government securities and debt obligations of private issuers and in preferred stocks and dividend-paying common stocks, and may hold a portion of its assets in cash or money market instruments.

The Fund may invest any portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations and certain other stripped mortgage-backed securities (including certain "residual" interests). The Fund may also invest any portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables.

The investment advisor will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions, although there can be no assurance that any such estimation will accurately predict actual prepayment rates or their effect on the volatility or value of a security.

The Fund will invest primarily in debt securities and preferred stocks of investment grade and, under normal market conditions, the Fund will seek to maintain a portfolio of securities with a dollar-weighted average rating of Baa or better by Moody's or BBB or better by S&P. A security will be considered to be of "investment grade" if, at the time of investment, it is rated at least Baa3 by Moody's or BBB- by S&P or the equivalent by another nationally recognized rating organization or, if unrated, determined by the investment advisor to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

The Fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated or rated under a different system, determined by the investment advisor to be of comparable quality. The Fund will not invest more than 10% of its assets in securities rated below Ca by Moody's or CC by S&P.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

Risk Factors

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:
o Interest Rate Risk
o Credit Risk
o Below Investment Grade Bond Risk
o Mortgage-Backed Securities Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

PERFORMANCE
The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class C shares of the Fund in each calendar year since its inception on 4/29/1994. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class C Shares (%)

1995     1996     1997     1998     1999
12.54%   3.62%    5.65%    5.79%    1.50%

Best Quarter:       2nd Quarter 1995           +3.68%
Worst Quarter:      1st Quarter 1996           -0.73%

The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch 1-3 year Treasury Index (ML1-3YTI), which is a market capitalization weighted index including U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. An index does not include transaction costs associated with buying and selling securities nor any mutual fund fees. It is not possible to invest directly in an index.


Average Annual Total Return
(for the period ended 12/31/1999)*

        Inception                                Performance Since
       Date of Class  1 year   5 year   10 year   4/29/1994

Class A  6/16/1995    -1.24%    5.39%     N/A       4.91%
Class C  4/29/1994    -0.42%    5.76%     N/A       5.23%
Class Y 11/19/1997     2.37%    5.98%     N/A       5.47%
ML1-3YTI               3.06%    6.51%     N/A       5.98%
*Historical performance shown for Classes A and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fee. These fees for Class A are 0.25% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.

EXPENSES
This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses             Class A      Class C   Class Y

Maximum sales charge imposed on              3.25%        None       None
purchases (as a % of offering price)

Maximum deferred sales charge                None(1)      2.00%      None
(as a % of either  the redemption
amount or initial investment whichever
is lower)

(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

          Management   12b-1     Other      Total Fund
             Fees      Fees    Expenses Operating Expenses++

Class A      0.50%     0.25%     0.26%         1.01%
Class C      0.50%     1.00%     0.26%         1.76%
Class Y      0.50%     0.00%     0.26%         0.76%

+Restated for the fiscal year ended 9/30/1999 to reflect current fees.

++From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Total Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements, and restating to reflect current fees, Total Fund Operating Expenses were 0.93% for Class A, 1.68% for Class C, and 0.68% for Class Y for the fiscal year ended 9/30/1999.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                        Assuming Redemption at         Assuming
                            End of Period            No Redemption
                    ----------------------------     -------------
                    Class A   Class C    Class Y       Class C
  After 1 year      $425      $379       $78           $179
  After 3 years     $636      $554       $243          $554
  After 5 years     $865      $954       $422          $954
  After 10 years    $1,521    $2,073     $942          $2,073

THE FUNDS' INVESTMENT ADVISORS
The investment advisor manages a Fund's investments and supervises its daily business affairs. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States, with over $253 billion in consolidated assets as of 12/31/1999. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Mentor Investment Advisors, LLC (Mentor Advisors) is the investment advisor to the Funds. Mentor Advisors currently manages over $14 billion in assets for 27 of the Evergreen Funds. Mentor Advisors is located at 901 East Byrd Street, Richmond, Virginia 23219.

For the fiscal year ended 9/30/1999, the aggregate advisory fee paid to Mentor Advisors by each Fund was as follows:
                               % of the Fund's average
Fund                              daily net assets

Capital Income and
    Growth Fund                     0.75%
Municipal Income Fund               0.60%
Short-Duration Income Fund          0.47%


THE FUNDS' PORTFOLIO MANAGERS

Capital Income and Growth Fund
John G. Davenport, CFA, and P. Michael Jones, CFA, have been the co-managers of the Fund since July 1999. Mr. Davenport is Managing Director, portfolio manager and Team Leader for the Large Cap Growth Team joining Mentor Advisors in 1992. Mr. Jones joined Mentor Advisors in 1993 and is Managing Director, fixed-income portfolio manager and Team Leader for the Fixed Income team.

Municipal Income Fund
George J. Kimball, CFA, and James T. Colby III have been the co-managers of the Fund since June 1999. Mr. Kimball was an analyst at Evergreen Investment Management Company (EIMC), a subsidiary of First Union Corporation, from July 1991 until December 1996, when he became a portfolio manager with EIMC. He has been a Vice President at EIMC since December 1995. Mr. Colby has been a Vice President and portfolio manager at First Union National Bank since 1992. Mr. Kimball and Mr. Colby have been affiliated with Mentor Advisors as portfolio managers since June 1999.

Short-Duration Income Fund
P. Michael Jones, CFA, Timothy E. Anderson, CFA, Jan J. Buskop, CFA, Dennis L. Clary, CFA, and Todd C. Kuimjian are the co-managers of the Fund.

Mr. Jones has been co-managing the Fund since its inception in April 1994. He has been Managing Director, portfolio manager and team leader for the fixed-income team since joining Mentor Advisor 1993

Mr. Anderson has been a co-manager of the Fund since June 1998. He has been a Senior Vice President and portfolio manager with Mentor Advisors since June 1998. Prior to joining Mentor Advisors, he was a senior fixed income analyst at Investment Advisors, Inc. from June 1996 to June 1998. From August 1991 to June 1996, Mr. Anderson was a senior investment analyst with St. Paul Companies.

Jan J. Buskop has been co-managing the Fund since March 1999. Mr. Buskop has been a Senior Vice President and portfolio manager with Mentor Advisors since March 1999. Prior to joining Mentor Advisors, Mr. Buskop was a senior portfolio manager at Chase Bank of Texas, where he served as a portfolio manager from March 1986 until February 1999.

Dennis L. Clary has been co-managing the Fund since May 1998. Mr. Clary has been a Senior Vice President and portfolio manager with Mentor Advisors since May 1998. Prior to joining Mentor Advisors, Mr. Clary was a senior portfolio manager at First America Investment Corporation from November 1995 until May 1998.

Todd C. Kuimjian has been co-managing the Fund since January 1997. Mr. Kuimjian has been a portfolio manager at Mentor Advisors since May 1998. From January 1997 until May 1998, Mr. Kuimjian was a fixed income research analyst and from January 1995 until January 1997, he was a senior investment administrator with Mentor Advisors.


CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open at 4 p.m. Eastern time or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund may change on days when investors will not be able to purchase or redeem the Fund's shares.

HOW TO CHOOSE AN EVERGREEN FUND WHEN CHOOSING AN EVERGREEN FUND, YOU SHOULD:

o  Most importantly, read the prospectus to see if the Fund is suitable for you.
o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus.
   He or she can also assist you through all phases of opening your account.
o  Request any  additional  information  you want about the Fund,  such as the
   Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1-800-343-2898. In addition, any of these documents, with
   the  exception  of  the  SAI,  may  be  downloaded   from  our  website  at
   www.evergreen-funds.com.


HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. Each Fund in this prospectus offers three different share classes: Class A, Class C and Class Y. Each class except Class Y has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A
If you select Class A shares, you may pay a front-end sales charge of up to 4.75% (except for Evergreen Short-Duration Income Fund which charges up to 3.25%) but you do not pay a deferred sales charge. In addition, Class A shares are subject to a 12b-1 fee. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                  As a % of      As a %         Dealer
  Your           NAV excluding  of your       commission
Investment       sales charge   investment    as a % of NAV

  Up to $49,999       4.75%       4.99%          4.25%
  $50,000-$99,999     4.50%       4.71%          4.25%
  $100,000-$249,999   3.75%       3.90%          3.25%
  $250,000-$499,999   2.50%       2.56%          2.00%
  $500,000-$999,999   2.00%       2.04%          1.75%
  $1,000,000 and over 0.00%      0.00%      1.00 to 0.25%

Evergreen Short-Duration Income Fund only:

                  As a % of       As a %         Dealer
  Your           NAV excluding   of your      commission
Investment       sales charge   investment    as a % of NAV
  Up to $49,999       3.25%       3.36%          2.75%
  $50,000-$99,999     3.00%       3.09%          2.75%
  $100,000-$249,999   2.50%       2.56%          2.25%
  $250,000-$499,999   2.00%       2.04%          1.75%
  $500,000-$999,999   1.50%       1.52%          1.25%
  $1,000,000 and over 0.00%       0.00%      1.00 to 0.25%

Although no front-end sales charge applies to purchases of $1,000,000 and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within 13 months of purchase.

Two ways you can reduce your Class A sales charges:
1.Rights of Accumulation allow you to combine your investment with all existing investments in all your Evergreen Fund accounts when determining whether you meet the threshold for a reduced Class A sales charge.

2.Letter of Intent. If you agree to purchase at least $50,000 over a 13-month period, you pay the same sales charge as if you had invested the full amount all at once. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Contact your broker or the Evergreen Service Company at 1-800-343-2898 if you think you may qualify for either of these services.

Each Fund may also sell Class A shares at net asset value without any initial or contingent sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

Class C
If you select Class C shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an expense known as the 12b-1 fee. In addition, you may pay a deferred sales charge if you redeem your shares within the first year after the month of purchase.

   Time Held                                 Maximum Deferred Sales Charge

   Month of Purchase + First 12 month period           2.00%
   Month of Purchase + Second 12 month period          1.00%
   Thereafter                                          0.00%
   Dealer Allowance                                    2.00%

The maximum deferred sales charge will be reduced for certain investors.

The deferred sales charge percentage is applied to the value of the shares when purchased or when redeemed, whichever is less. No deferred sales charge is paid on any gain in the value of your shares.

Waiver of Class C Deferred Sales Charges
You will not be assessed a deferred sales charge for Class C shares if you redeem shares in the following situations: o When the shares were purchased through reinvestment of dividends/capital gains o Death or disability o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA o Automatic IRA withdrawals if your age is at least 59 1/2 o Automatic withdrawals of up to 1.0% of the account balance per month o Loan proceeds and financial hardship distributions from a retirement plan o Returns of excess contributions or excess deferral amounts made to a retirement plan participant

If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the deferred sales charge a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the deferred sales charge. The deferred sales charge on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.

Class Y

Each Fund offers Class Y shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned shares in an Evergreen Fund advised by Evergreen Asset Management Corp. on or before December 31, 1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).


HOW TO BUY SHARES

Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

Minimum Investments
                                   Initial     Additional
  Regular Accounts                 $1,000         None
  IRAs                              $250          None
  Systematic Investment Plan         $50           $25

Method               Opening an Account                                            Adding to an Account
By Mail or through   o        Complete and sign the account application.           o        Make your check payable to
an Investment        o        Make the check payable to Evergreen Funds.                    Evergreen Funds.
Professional         o        Mail the application and your check to the address   o        Write a note specifying:
                              below:                                                             -        The Fund name
                              Evergreen Service Company        Overnight Address:                -        Share class
                              P.O. Box 2121                    Evergreen Service Company         -        Your account number
                              Boston, MA  02106-2121           200 Berkeley St                   -        The name(s) in which the
                                                               Boston,  MA  02116-5039                    account is registered.
                                                                                   o        Mail to the  address to the left or
                                                                                            deliver to your investment
                                                                                            representative
                                                                                   o        Or deliver them to your investment
                                                                                            representative (provided he or she has a
                                                                                            broker-dealer arrangement with EDI).

By Phone             o      Call 1-800-343-2898 to set up an account number        o      Call the Evergreen Express Line at
                            and get wiring instructions (call before 12 noon if           1-800-346-3858 24 hours a day or
                            you want wired funds to be credited that day).                1-800-343-2898 between 8 a.m. and 6
                     o      Instruct your bank to wire or transfer your                   p.m. Eastern time, on any business
                            purchase (they may charge a wiring fee).                      day.
                     o      Complete the account application and mail to:          o        If your bank account is set up on
                            Evergreen Service Company    Overnight Address:                 file, you can request either:
                            P.O. Box 2121                Evergreen Service Company -        Federal Funds Wire (offers
                            Boston, MA  02106-2121       200 Berkeley St.                   immediate access to funds) or
                                                         Boston, MA  02116-5039    -        Electronic transfer through the
                                                                                            Automated Clearing House which avoids
                                                                                            wiring fees.
                     o      Wires received after 4 p.m. Eastern time on market
                            trading days will receive the next market day's
                            closing price.*

By  Exchange         o      You can make an additional  investment by
                            exchange from an existing  Evergreen  Fund's account
                            by  contacting  your  investment  representative  or
                            calling    the    Evergreen    Express    Line    at
                            1-800-346-3858.**
                     o      You can only exchange shares within the same class.
                     o      There is no sales charge or redemption fee when exchanging funds within the Evergreen Funds family.***
                     o      Orders placed  before 4 p.m.  Eastern time on market
                            trading days will receive that day's  closing  share
                            price  (if not,  you will  receive  the next  market
                            day's closing price).*
                     o      Exchanges are limited to three per calendar quarter,
                            but in no event more than five per calendar year.
                     o      Exchanges   between   accounts  which  do  not  have
                            identical  ownership  must be made in writing with a
                            signature guarantee (see below).

Systematic           o        You can transfer money automatically from your bank account       o    To establish automatic
Investment Plan             into your Fund account on a monthly basis.                               investing for an existing
(SIP)                o        Initial investment minimum is $50 if you invest at least $25           account, call
                            per month with this service.                                             1-800-343-2898 for an
                     o        To enroll, check off the box on the account application and            application.
                            provide:                                                            o    The minimum is $25 per
                     -        Your bank account information                                          month or $75 per quarter.
                     -        The amount and date of your monthly investment.                   o    You can also establish
                                                                                                     an investing program
                                                                                                     through direct deposit
                                                                                                     from your paycheck. Call
                                                                                                     1-800-343-2898 for details.

* The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

*** This does not apply to exchanges from Class A shares of an Evergreen money market fund.



HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

Methods           Requirements
Call Us           o  Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or 1-800-343-2898 between 8 a.m.
                     and 6 p.m. Eastern time, on any business day.
                  o   This service must be authorized ahead of time, and is only available for regular accounts.**
                  o   All  authorized  requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests  made after 4 p.m. will be processed the following business day.*
                  o   We can either:
                      -  wire the proceeds into your bank account (service charges may apply)
                      -  electronically  transmit  the  proceeds  into your bank account via the  Automated  Clearing  House service - mail you a check.
                  o   All telephone calls are recorded for your protection.  We
                      are not  responsible  for acting on  telephone  orders we
                      believe are genuine.
                  o   See exceptions  list below for requests that must be made in writing.

Write Us          o   You can mail a redemption request to:
                      Evergreen Service Company    Overnight  Address:
                      P.O. Box 2121                   Evergreen Service Company
                      Boston, MA  02106-2121          200 Berkeley St.
                                                      Boston, MA  02116-5039

                  o   Your letter of instructions must:
                      - list the Fund name and the account number
                      - indicate  the number of shares or dollar  value you wish to redeem - be signed by the registered owner(s).
                  o  See  exceptions  list  below  for  requests  that  must  be signature guaranteed.
                  o  To  redeem  from an IRA or other  retirement  account,  call 1-800-343-2898 for a special application.

Sell Your         o  You may also redeem your shares through participating broker-dealers by   delivering  a  letter  as
Shares  in           described   above  to  your broker-dealer.
Person            o  A fee may be charged for this service.

Systematic        o  You can transfer  money  automatically  from your Fund account on a monthly or quarterly basis
Withdrawal           without redemption fees.
Plan (SWP)        o  The withdrawal can be mailed to you, or deposited directly into your bank account.
                  o   The minimum is $75 per month.
                  o   The maximum is 1% of your account per month or 3% per quarter.
                  o   To enroll, call 1-800-343-2898 for an application.

Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee
To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:
o You are redeeming more than $50,000.
- You want the proceeds transmitted into a bank account not listed on the account.
o You want the proceeds payable to anyone other than the registered owner(s) of the account.
o Either your address or the address of your bank account has been changed within 30 days.
o The account is registered in the name of a fiduciary corporation or any other organization.
In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:

  o        Commercial Bank
  o        Trust Company
  o        Savings Association
  o        Credit Union
  o        Member of a U.S. stock exchange


OTHER SERVICES

Evergreen Express Line
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A and Class C only)
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinvestment Privileges
Under certain circumstances, shareholders may, within one year of redemption, reinstate their accounts at the current price. This is the Fund's net asset value, also sometimes referred to as the Fund's "NAV."


THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

You may be taxed in two ways:
o On Fund distributions (dividends and capital gains) o On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. Evergreen Municipal Income Fund expects that substantially all of its regular dividends will be exempt from federal income tax, other than the AMT. The Funds will distribute two types of taxable income to you:

o Dividends. To the extent that the regular dividends are derived from interest that is not tax exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays either a quarterly or monthly dividend from the dividends, interest and other income on the securities in which it invests. See the "Fund Facts" next to the Fund's Risk/Return Summary to find out the payment schedule of a particular Fund.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year.

Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

Retirement Plans
You may invest in each Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans, (SEPs), IRAs, 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.


FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee
The management fee pays for the normal expenses of managing the fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fee
The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A and Class C shares. Up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares are payable as a 12b-1 fee. However, currently the 12b-1 fee for Class A shares is limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class C shares may, over time, cost more than the initial sales charge of Class A shares. The purpose of the 12b-1 fee is to promote the sale of more shares of the Funds to the public. The Funds might use this fee for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses
The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.0%; and 3) a Fund's advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

                                   EVERGREEN


FINANCIAL HIGHLIGHTS
This section looks in detail at the results for one share in each share class of the Funds--how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds'
financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.
--------------------------------------------------------------------------------

CAPITAL INCOME AND
GROWTH FUND
                                       CLASS A

                                          Year Ended September 30,
                                  --------------------------------------------
                                    1999     1998     1997     1996     1995
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $  19.54  $ 20.60  $ 19.16  $ 17.13  $ 15.27
                                  --------  -------  -------  -------  -------
Income from investment
 operations
Net investment income                 0.51     0.51     0.44     0.37     0.40
Net realized and unrealized
 gains or losses on securities
 and futures contracts                0.98     0.60     3.39     2.75     2.14
                                  --------  -------  -------  -------  -------
Total from investment operations      1.49     1.11     3.83     3.12     2.54
                                  --------  -------  -------  -------  -------
Distributions to shareholders
 from
Net investment income                (0.51)   (0.51)   (0.47)   (0.35)   (0.43)
Net realized gains                   (0.98)   (1.66)   (1.92)   (0.74)   (0.25)
                                  --------  -------  -------  -------  -------
Total distributions to
 shareholders                        (1.49)   (2.17)   (2.39)   (1.09)   (0.68)
                                  --------  -------  -------  -------  -------
Net asset value, end of period    $  19.54  $ 19.54  $ 20.60  $ 19.16  $ 17.13
                                  --------  -------  -------  -------  -------
Total return*                         7.85%    5.81%   22.11%   19.13%   17.24%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $108,815  $98,794  $63,509  $24,210  $19,888
Ratios to average net assets
 Expenses**                           1.37%    1.32%    1.35%    1.36%    1.69%
 Net investment income                2.59%    2.70%    2.63%    2.08%    2.53%
Portfolio turnover rate                126%      40%      75%      72%      62%

(a) Effective October 25, 1999, shareholders of Mentor Income and Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Capital Income and Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Income and Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Income and Growth Fund.
(b) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
+   Annualized.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.

--------------------------------------------------------------------------------

MUNICIPAL INCOME FUND                  CLASS A (a)

                                         Year Ended September 30,
                                  --------------------------------------------
                                   1999      1998     1997     1996     1995
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $ 15.99   $ 15.50  $ 15.04  $ 14.92  $ 14.42
                                  -------   -------  -------  -------  -------
Income from investment
 operations
Net investment income                0.69      0.66     0.81     0.82     0.81
Net realized and unrealized
 gains or losses on securities
 and futures contracts              (1.24)     0.59     0.49     0.12     0.51
                                  -------   -------  -------  -------  -------
Total from investment operations    (0.55)     1.25     1.30     0.94     1.32
                                  -------   -------  -------  -------  -------
Distributions to shareholders
 from
Net investment income               (0.69)    (0.76)   (0.81)   (0.82)   (0.82)
Net realized gains                      0         0    (0.03)       0        0
                                  -------   -------  -------  -------  -------
Total distributions to
 shareholders                       (0.69)    (0.76)   (0.84)   (0.82)   (0.82)
                                  -------   -------  -------  -------  -------
Net asset value, end of period    $ 14.75   $ 15.99  $ 15.50  $ 15.04  $ 14.92
                                  -------   -------  -------  -------  -------
Total return*                       (3.60%)    8.24%    8.89%    6.46%    9.46%
Ratios and supplemental data
Net assets, end of period         $57,456   $51,757  $29,394  $17,558  $20,460
Ratios to average net assets
 Expenses**                          1.16%     1.17%    1.22%    1.24%    1.43%
 Net investment income               4.38%     4.63%    5.09%    5.47%    5.56%
Portfolio turnover rate               146%       62%      59%      46%      43%

(a) Effective October 18, 1999, shareholders of Mentor Municipal Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Municipal Income Fund. Additionally, the accounting and performance history of Class B shares of Mentor Municipal Income Portfolio was redesignated as that of Class C shares of Evergreen Municipal Income Fund.
(b) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+  Annualized.

EVERGREEN FUNDS

                                   EVERGREEN

----------------------------------------------------------------------------------------------------------------------
CAPITAL INCOME AND
GROWTH FUND
                                                   CLASS C (a)                                         CLASS Y

                                                                                                         Year Ended
                                                            Year Ended September 30,                    September 30,
                                                   ----------------------------------------------      ----------------
                                                     1999      1998      1997     1996     1995         1999   1998 (b)
-------------------------------------------------------------------------------------------------      ----------------
Net asset value, beginning of period               $  19.53  $  20.59  $  19.18  $ 17.14  $ 15.28      $19.54   $18.75
                                                   --------  --------  --------  -------  -------      ------   ------
Income from investment operations
Net investment income                                  0.37      0.37      0.34     0.23     0.28        0.59     0.54
Net realized and unrealized gains
 or losses on securities and futures
  contracts                                            0.98      0.59      3.35     2.76     2.14        0.97     0.82
                                                   --------  --------  --------  -------  -------      ------   ------
Total from investment operations                       1.35      0.96      3.69     2.99     2.42        1.56     1.36
                                                   --------  --------  --------  -------  -------      ------   ------
Distributions to shareholders from
Net investment income                                 (0.38)    (0.36)    (0.36)   (0.21)   (0.31)      (0.17)   (0.54)
Net realized gains                                    (0.98)    (1.66)    (1.92)   (0.74)   (0.25)      (0.98)   (0.03)
                                                   --------  --------  --------  -------  -------      ------   ------
Total distributions to shareholders                   (1.36)    (2.02)    (2.28)   (0.95)   (0.56)      (1.15)   (0.57)
                                                   --------  --------  --------  -------  -------      ------   ------
Net asset value, end of period                     $  19.52  $  19.53  $  20.59  $ 19.18  $ 17.14      $19.95   $19.54
                                                   --------  --------  --------  -------  -------      ------   ------
Total return*                                          7.06%     5.01%    21.24%   18.26%   16.32%       8.21%    7.29%
Ratios and supplemental data
Net assets, end of period (thousands)              $136,593  $143,846  $107,816  $66,548  $46,678      $    1   $    1

Ratios to average net assets
 Expenses**                                            2.11%     2.07%     2.10%    2.13%    2.43%       1.02%    1.07%+


 Net investment income                                 1.83%     1.95%     1.87%    1.32%    1.78%       2.93%    3.15%+
Portfolio turnover rate                                 126%       40%       75%      72%      62%        126%      40%

--------------------------------------------------------------------------------------------------------------------

MUNICIPAL INCOME FUND                             CLASS C (a)                                     CLASS Y

                                                                                                    Year Ended
                                                         Year Ended September 30,                  September 30,
                                                  --------------------------------------------    -----------------
                                                   1999      1998     1997     1996     1995       1999    1998 (b)
----------------------------------------------------------------------------------------------    -----------------
Net asset value, beginning of period              $ 15.94   $ 15.49  $ 15.05  $ 14.95  $ 14.43    $16.00    $15.51
                                                  -------   -------  -------  -------  -------    ------    ------
Income from investment operations
Net investment income                                0.60      1.30     0.71     0.75     0.74      0.83      1.39
Net realized and unrealized gains
 or losses on securities and futures
 contracts                                          (1.21)    (0.14)    0.52     0.11     0.52     (1.37)    (0.23)
                                                  -------   -------  -------  -------  -------    ------    ------
Total from investment operations                    (0.61)     1.16     1.23     0.86     1.26     (0.54)     1.16
                                                  -------   -------  -------  -------  -------    ------    ------
Distributions to shareholders from
Net investment income                               (0.60)    (0.71)   (0.71)   (0.76)   (0.74)
Net realized gains                                      0         0    (0.08)       0        0     (0.22)    (0.67)
                                                  -------   -------  -------  -------  -------    ------    ------
Total distributions to shareholders                 (0.60)    (0.71)   (0.79)   (0.76)   (0.74)    (0.22)    (0.67)
                                                  -------   -------  -------  -------  -------    ------    ------
Net asset value, end of period                    $ 14.73   $ 15.94  $ 15.49  $ 15.05  $ 14.95    $15.24    $16.00
                                                  -------   -------  -------  -------  -------    ------    ------
Total return*                                       (3.93%)    7.70%    8.33%    5.87%    9.01%    (3.36%)    7.51%
Ratios and supplemental data
Net assets, end of period (thousands)             $51,146   $59,351  $44,272  $37,191  $39,493    $    1    $    1
Ratios to average net assets
 Expenses**                                          1.66%     1.67%    1.72%    1.74%    1.92%     0.89%     0.92%+
 Net investment income                               3.89%     4.13%    4.60%    4.95%    5.07%     4.78%     5.66%+
Portfolio turnover rate                               146%       62%      59%      46%      43%      146%       62%

                                                                  EVERGEEN FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

SHORT-DURATION INCOME FUND            CLASS A

                                          Year Ended September 30,
                                  --------------------------------------------
                                    1999     1998     1997     1996   1995 (a)
Net asset value, beginning of
 period                           $  12.74  $ 12.62  $ 12.50  $12.68   $12.74
                                  --------  -------  -------  ------   ------
Income from investment
 operations
Net investment income                 0.68     0.70     0.77    0.82     0.22
Net realized and unrealized
 gains or losses on
 securities
 and futures contracts               (0.51)    0.15     0.12   (0.23)   (0.03)
                                  --------  -------  -------  ------   ------
Total from investment operations      0.17     0.85     0.89    0.59     0.19
                                  --------  -------  -------  ------   ------
Distributions to shareholders
 from
Net investment income                (0.71)   (0.73)   (0.77)  (0.77)   (0.25)
                                  --------  -------  -------  ------   ------
Total distributions to
 shareholders                        (0.71)   (0.73)   (0.77)  (0.77)   (0.25)
                                  --------  -------  -------  ------   ------
Net asset value, end of period    $  12.20  $ 12.74  $ 12.62  $12.50   $12.68
                                  --------  -------  -------  ------   ------
Total return*                         1.38%    6.98%    7.33%   4.80%    1.51%
Ratios and supplemental data
Net assets, end of period
 (thousands)                      $116,886  $93,135  $27,619  $7,450   $1,002
Ratios to average net assets
 Expenses**                           0.88%    0.86%    0.86%   0.86%    0.71%+
 Net investment income                5.29%    5.24%    6.00%   5.90%    4.10%+
Portfolio turnover rate                218%     171%      75%    411%     126%

--------------------------------------------------------------------------------

SHORT-DURATION INCOME FUND
                             CLASS C (b)

                                                                         Year Ended
                                 Year Ended September 30,               December 31,
                         --------------------------------------------   ------------
                          1999     1998     1997     1996    1995 (c)     1994 (d)
Net asset value,
 beginning of period     $ 12.75  $ 12.62  $ 12.50  $ 12.67  $ 12.18      $ 12.50
                         -------  -------  -------  -------  -------      -------
Income from investment
 operations
Net investment income       0.62     0.66     0.73     0.73     0.59         0.41
Net realized and
 unrealized gains or
 losses on
 securities and futures
 contracts                 (0.50)    0.16     0.12    (0.17)    0.52        (0.29)
                         -------  -------  -------  -------  -------      -------
Total from investment
 operations                 0.12     0.82     0.85     0.56     1.11         0.12
                         -------  -------  -------  -------  -------      -------
Distributions to
 shareholders from
Net investment income      (0.66)   (0.69)   (0.73)   (0.73)   (0.62)       (0.44)
                         -------  -------  -------  -------  -------      -------
Total distributions to
 shareholders              (0.66)   (0.69)   (0.73)   (0.73)   (0.62)       (0.44)
                         -------  -------  -------  -------  -------      -------
Net asset value, end of
 period                  $ 12.21  $ 12.75  $ 12.62  $ 12.50  $ 12.67      $ 12.18
                         -------  -------  -------  -------  -------      -------
Total return*               0.99%    6.68%    6.96%    4.53%    9.22%        0.95%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $44,074  $53,908  $27,089  $24,517  $19,871      $17,144
Ratios to average net
 assets
 Expenses**                 1.19%    1.16%    1.16%    1.16%    1.20%+       1.29%+
 Net investment income      5.00%    4.94%    5.70%    5.60%    5.04%+       4.90%+
Portfolio turnover rate      218%     171%      75%     411%     126%         166%

(a) For the period from June 16, 1995 (commencement of class operations) to September 30, 1995.
(b) Effective October 25, 1999, shareholders of Mentor Short-Duration Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Short-Duration Income Fund. Additionally, the accounting and performance history of Class B shares of Mentor Short-Duration Income Portfolio was redesignated as that of Class C shares of Evergreen Short-Duration Income Fund.
(c) For the period from January 1, 1995 to September 30, 1995. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1996.
(d) For the period from April 29, 1994 (commencement of class operations) to December 31, 1994.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

EVERGREEN FUNDS

                                   EVERGREEN

--------------------------------------------------------------------------------

SHORT-DURATION INCOME FUND                      CLASS Y

                                                Year Ended September 30,
                                                ------------------------
                                                  1999++        1998 (a)
Net asset value, beginning of period            $      12.79   $      12.57
                                                ------------   ------------
Income from investment operations
Net investment income                                   0.88           0.67
Net realized and unrealized gains or losses on
 securities and futures contracts                      (0.67)          0.16
                                                ------------   ------------
Total from investment operations                        0.21           0.83
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (0.20)         (0.61)
                                                ------------   ------------
Total distributions to shareholders                    (0.20)         (0.61)
                                                ------------   ------------
Net asset value, end of period                  $      12.80   $      12.79
                                                ------------   ------------
Total return                                            1.63%          6.64%
Ratios and supplemental data
Net assets, end of period (thousands)           $          1   $          1
Ratios to average net assets
 Expenses*                                              0.62%          0.61%+
 Net investment income                                  5.46%          6.10%+
Portfolio turnover rate                                  218%           171%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
++  Calculation based on average shares outstanding.

                                                                 EVERGREEN FUNDS





OTHER FUND PRACTICES

The Funds may invest in futures and options. Such practices are used to hedge the Fund's portfolio to protect against changes in interest rates, to adjust the portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although intended to increase returns, these practices may actually reduce returns or increase volatility.

If a Fund invests in foreign securities, which may include foreign currency transactions, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund is incorrect in its judgement of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Capital Income and Growth Fund may invest up to 10% of its assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests in real estate. Such investments may involve many of the risks of direct investment in real estate, such as declines in the value of real estate, risks related to general and local economic conditions, and adverse changes in interest rates.

Capital Income and Growth Fund may also invest in mortgage-backed securities. See "Overview of Fund Risks" for an explanation of the risks associated with this investment practice.

Municipal Income Fund may invest up to 5% of the its net assets in municipal leases, and up to 10% of its assets in tax-exempt money market funds, which will be considered tax-exempt municipal securities.



Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.


                                 EVERGREEN FUNDS


Money Market
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

Tax Advantaged
Connecticut  Municipal  Bond Fund
Florida High Income  Municipal
Bond Fund
Florida  Municipal  Bond Fund
Georgia  Municipal  Bond Fund
High Grade
Municipal Bond Fund
Maryland  Municipal Bond Fund
Municipal Bond Fund
New Jersey
Municipal Bond Fund
North Carolina  Municipal Bond Fund
Pennsylvania  Municipal
Bond Fund
Short-Intermediate  Municipal Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Diversified Bond Fund
High Income Fund
High Yield Bond Fund
Intermediate Term Bond Fund
Quality Income Fund
Short-Intermediate Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced
Balanced Fund
Capital Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund


Growth & Income
Blue Chip Fund
Equity Income Fund
Growth and Income Fund
Income and Growth Fund
Select Equity Index Fund
Small Cap Value Fund
Utility Fund
Value Fund

Domestic Growth
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Masters Fund
Omega Fund
Select Special Equity Fund
Small Company Growth Fund
Stock Selector Fund
Strategic Growth Fund
Tax Strategic Equity Fund


Global International
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund



Express Line
800.346.3858

Investor Services
800.343.2898


www.evergreen-funds.com

1.       Evergreen Express Line
     Call 1-800-346-3858
     24 hours a day to
     o check your account
     o order a statement
     o get a Fund's current price, yield and
       total return
     o buy, redeem or exchange Fund shares

2.       Non-retirement account holders
     Call 1-800-343-2898
     Monday through Friday, 8 a.m. to 6 p.m. Eastern time to
     o buy, redeem or exchange shares
     o order applications
     o get assistance with your account

3.   Information   Line  for  Hearing  and  Speech   Impaired   (TTY/TDD)   Call
     1-800-343-2888 Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4.       Write us a letter
     Evergreen Service Company
     P.O. Box 2121
     Boston, MA  02106-2121
     o to buy, redeem or exchange shares
     o to change the registration on your account
     o for general correspondence

5.       For express, registered or certified mail:
     Evergreen Service Company
     200 Berkeley Street
     Boston, MA  02116-5039

6.       Visit us on-line:
     www.evergreen-funds.com

7.       Regular communications you will receive:
     Account Statements -- You will receive quarterly statements for each Fund you invest in.

     Confirmation Notices -- We send a confirmation of any transaction you make within five days of the transaction.

     Annual and Semi-annual reports -- You will receive a detailed financial report on each Fund you invest in twice a year.

     Tax Forms -- Each January you will receive any Fund tax information you need to include in your tax return as well as the Evergreen Tax Information Guide.

     For More Information About the Funds, Ask for:

     The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.



     The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.



     For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment representative. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded from our website at www.evergreen-funds.com.




     Information about these Funds (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington, DC 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call the SEC at 1-202-942-8090.



                     [LOGO OF EVERGREEN FUNDS APPEARS HERE]



                           Evergreen Distributor, Inc.

                                 90 Park Avenue

                            New York, New York 10016





                       SEC File Nos.: 811-07246 (Evergreen Fixed Income Trust),

                                          811-08367 (Evergreen Municipal Trust)

                                             811-08413 (Evergreen Equity Trust)

                             EVERGREEN EQUITY TRUST

                                     PART A

                                   PROSPECTUS

                    EVERGREEN EQUITY AND FIXED INCOME FUNDS


   Evergreen Capital Balanced Fund
   (formerly Mentor Balanced Portfolio)
   Evergreen High Income Fund
   (formerly Mentor High Income Portfolio)
   Evergreen Quality Income Fund
   (formerly Mentor Quality Income Portfolio)
   Evergreen Perpetual Global Fund
   (formerly Mentor Perpetual Global Portfolio)
   Class A
   Class B
   Class C
   Class Y
   Prospectus, February 1, 2000                      [LOGO OF EVERGREEN FUNDS]

   The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS


FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks......................................................   1
Evergreen Capital Balanced Fund.............................................   2
Evergreen High Income Fund..................................................   4
Evergreen Quality Income Fund...............................................   6
Evergreen Perpetual Global Fund.............................................   8

GENERAL INFORMATION:

The Funds' Investment Advisors..............................................  10
The Funds' Portfolio Managers...............................................  10
Calculating the Share Price.................................................  11
How to Choose an Evergreen Fund.............................................  11
How to Choose the Share Class
 That Best Suits You........................................................  12
How to Buy Shares...........................................................  14
How to Redeem Shares........................................................  15
Other Services..............................................................  16
The Tax Consequences of Investing in the Funds..............................  16
Fees and Expenses of the Funds..............................................  17
Financial Highlights........................................................  18
Other Fund Practices........................................................  25

In general, Funds included in this prospectus invest in a diversified portfolio of equity and fixed-income securities which the investment advisor believes will produce capital growth and current income (Capital Balanced), high current income (High Income, Quality Income) or long-term growth of capital (Perpetual Global).



 Fund Summaries Key
 Each Fund's summary is organized around the following basic topics and questions:

 INVESTMENT GOAL
 What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

 INVESTMENT STRATEGY
 How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

 RISK FACTORS
 What are the specific risks for an investor in the Fund?

 PERFORMANCE
 How well has the Fund performed in the past year? The past five years? The past ten years?

 EXPENSES
 How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

                            OVERVIEW OF FUND RISKS

     Equity
        and
      Fixed Income
     Funds

Following this overview, you will find information on each Fund's specific investment strategies and risks.
 ................................................................................

 Risk Factors For All Mutual Funds
 Please remember that mutual fund shares are:
 . not guaranteed to achieve their investment goal
 . not a deposit with a bank
 . not insured, endorsed or guaranteed by the FDIC or any government agency . subject to investment risks, including possible loss of your original investment

 Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

 Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

 Stock Market Risk
 Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on your investment would likely decline. Even if general economic conditions do not change, your investment may decline in value if the particular industries, issuers or sectors your Fund invests in do not perform well.

 Interest Rate Risk
 When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the Fund invests a significant portion of its portfolio in either debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of and total return earned on your investment may decline. When interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays.

 Credit Risk
 The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis.

 Below Investment Grade Bond Risk
 Below investment grade bonds are commonly referred to as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value.

 Mortgage-Backed Securities Risk
 Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

 Market Capitalization Risk
 Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

 Investment Style Risk
 Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.
 A Fund may outperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.
                                                   EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN

                             Capital Balanced Fund

 FUND FACTS:

 Goals:
 . Capital Growth
 . Current Income

 Principal Investments:
 . Equity Securities of Large U.S. Companies
 . Investment Grade Fixed-Income Securities

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Mentor Investment Advisors, LLC

 Portfolio Managers:
 . John G. Davenport
 . P. Michael Jones

 NASDAQ Symbols:
 - EBLAX (Class A)
 - EBATX (Class C)

 Dividend Payment Schedule:
 - Quarterly

   INVESTMENT GOAL

The Fund seeks capital growth and current income.

   INVESTMENT STRATEGY

The Fund invests in a diversified portfolio of equity and fixed-income securities which the investment advisor believes will produce both capital growth and current income. In order to achieve this objective, the Fund may invest in almost any type of security and will consider such factors as growth in value, current income and stability of principal when choosing securities. The investment advisor will adjust the proportions of the Fund's assets invested in the different types of securities in response to changing market conditions. Under normal circumstances, the Fund will invest at least 25% of its assets in fixed-income securities and 25% of its assets in equity securities.

The fixed income portion of the Fund will be invested primarily in investment grade debt securities and preferred stocks. Under normal market conditions the Fund will seek to maintain a portfolio of such securities with a dollar-weighted average rating of A or better and an average duration of four to six years. A security will be considered to be of "investment grade" quality if, at the time of investment by the Fund, it is rated at least Baa3 by Moody's Investors Service, Inc. (Moody's) or BBB- or better by Standard & Poor's Ratings Services (S&P) or which, if unrated, are deemed by the investment advisor to be of comparable quality.

The Fund's equity portion is primarily invested in the securities of large U.S. companies, including common and preferred stocks. The Fund's portfolio manager employs a diversified style of equity management which allows for considering both growth and value factors in choosing stocks. The Fund's portfolio manager looks for high quality companies with strong growth levels at what the portfolio managers believe are reasonable prices.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

 . Stock Market Risk
 . Interest Rate Risk
 . Credit Risk
 . Market Capitalization Risk
 . Investment Style Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN

   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class C shares of the Fund in each calendar year since its inception on 6/21/1994. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class C Shares (%)

                                    [CHART]

                                 1995    24.52
                                 1996    18.96
                                 1997    25.43
                                 1998    20.16
                                 1999     2.63

Best Quarter:  4th Quarter 1998 +11.78%
Worst Quarter: 3rd Quarter 1999 -4.63%

The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index and the Lehman Brothers Aggregate Bond Index (LBABI). The S&P 500 Index is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. LBABI is an unmanaged fixed income index of U.S. government, corporate and mortgage-backed securities. An index does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

                                                                          Performance
              Inception                                                      Since
            Date of Class       1 year        5 year        10 year        6/21/1994
Class A       9/16/1998         -1.49%        17.11%          N/A            15.58%
Class B      10/18/1999         -2.39%        17.81%          N/A            16.30%
Class C       6/21/1994          0.65%        18.04%          N/A            16.40%
Class Y       9/16/1998          3.43%        18.30%          N/A            16.64%
S&P 500                         21.04%        28.56%          N/A            26.74%
LBABI                           -0.82%         7.73%          N/A             7.20%

* Historical performance shown for Classes A, B and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder Transaction
  Expenses                  Class A Class B Class C Class Y

  Maximum sales              4.75%   None    None    None
  charge imposed
  on purchases (as
  a % of offering
  price)
  Maximum deferred           None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment
  whichever is
  lower)

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

                Management           12b-1             Other                 Total Fund
                   Fees              Fees             Expenses           Operating Expenses
  Class A          0.75%             0.25%              0.48%                   1.48%
  Class B          0.75%             1.00%              0.48%                   2.23%++
  Class C          0.75%             1.00%              0.48%                   2.23%
  Class Y          0.75%             0.00%              0.48%                   1.23%

 + Restated for the fiscal year ended 9/30/1999 to reflect current fees. ++ Estimated for the fiscal year ending 9/30/2000.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                       Assuming
                          End of Period                         No Redemption
   After:     Class A     Class B     Class C     Class Y     Class B     Class C
  1 year      $  618      $  726      $  426      $  125      $  226      $  226
  3 years     $  921      $  997      $  697      $  390      $  697      $  697
  5 years     $1,245      $1,395      $1,195      $  676      $1,195      $1,195
  10 years    $2,159      $2,287      $2,565      $1,489      $2,287      $2,565

                                                   EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN

                               High Income Fund

 FUND FACTS:

 Goals:
 . High Current Income
 . Capital Growth

 Principal Investment:
 . Lower- and Higher-Rated Fixed-Income Securities

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Mentor Investment Advisors, LLC

 Portfolio Managers:
 . Timothy Anderson
 . P. Michael Jones

 NASDAQ Symbols:
 - EHIAX (Class A)
 - EHBCX (Class C)

 Dividend Payment Schedule:
 - Monthly


   INVESTMENT GOAL

The Fund seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

   INVESTMENT STRATEGY

The Fund may invest in both lower-rated and higher-rated fixed-income securities, including debt securities, convertible securities, and preferred stocks that are consistent with its primary investment objective of high current income. The Fund may at times hold a substantial portion of its assets in mortgage-backed and other asset-backed securities.

The Fund may invest in securities of any maturity. The investment advisor will adjust the expected average life of the investments held in the Fund from time to time, depending on its assessment of relative yields and risks of securities of different maturities and its expectations of future changes in interest rates. At times when the expected average life of the investments held by the Fund is longer, the values of the securities held by the Fund will generally change more in response to changes in interest rates than at times when the expected average life is shorter.

The Fund may invest any portion of its assets (and normally will invest at least 65% of its assets) in securities rated Baa or lower by Moody's or BBB or lower by S&P, and in unrated securities determined by the investment advisor to be of comparable quality, in an attempt to capture higher yields. The Fund may at times invest up to 10% of its assets in securities rated in the lower grades (Ca or C in the case of Moody's and CC, C or D in the case of S&P or in unrated securities determined by the investment advisor to be of comparable quality), if the investment advisor believes that there are prospects for an upgrade in a security's rating or a favorable conversion of a security into other securities.

The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of seeking high current income, by investing in securities which may be expected to appreciate in value as a result of declines in long-term interest rates or of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

-Stock Market Risk
-Interest Rate Risk
-Credit Risk
-Below Investment Grade Bond Risk
-Mortgage-Backed Securities Risk
For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN

   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since its inception on 6/23/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

                                    [CHART]

                                  1999   2.79

Best Quarter:  4th Quarter 1999 + 2.46%
Worst Quarter: 3rd Quarter 1999 - 2.29%

The next table lists the Fund's average annual total return by class over the past year and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch High Yield Master Index II (MLHYM2), which provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. An index does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

                                                                         Performance
              Inception                                                     Since
            Date of Class       1 year        5 year       10 year        6/23/1998
Class A       6/23/1998          2.08%         N/A           N/A            -3.49%
Class B      10/18/1999         -2.01%         N/A           N/A            -2.41%
Class C       6/23/1998          0.51%         N/A           N/A            -1.47%
Class Y      10/18/1999          2.84%         N/A           N/A            -0.32%
MLHYM2                           1.57%         N/A           N/A             0.50%

*Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder Transaction
  Expenses                  Class A Class B Class C Class Y

  Maximum sales              4.75%   None    None    None
  charge imposed
  on purchases (as
  a % of offering
  price)
  Maximum deferred           None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment
  whichever is
  lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

                Management           12b-1             Other                 Total Fund
                   Fees              Fees             Expenses           Operating Expenses
  Class A          0.70%             0.25%              0.30%                   1.25%
  Class B          0.70%             1.00%              0.30%                   2.00%++
  Class C          0.70%             1.00%              0.30%                   2.00%
  Class Y          0.70%             0.00%              0.30%                   1.00%

 + Restated for the fiscal year ended 9/30/1999 to reflect current fees. ++ Estimated for the fiscal year ending 9/30/2000.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                       Assuming
                          End of Period                         No Redemption
              ---------------------------------------------   ---------------------
   After:     Class A     Class B     Class C     Class Y     Class B     Class C
  1 year      $  596      $  703      $  403      $  102      $  203      $  203
  3 years     $  853      $  927      $  627      $  318      $  627      $  627
  5 years     $1,129      $1,278      $1,078      $  552      $1,078      $1,078
  10 years    $1,915      $2,043      $2,327      $1,225      $2,043      $2,327

                                                   EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN

                              Quality Income Fund

 FUND FACTS:

 Goal:
 . High Current Income Consistent with Prudent Risk

 Principal Investment:
 . Higher-Rated Debt Securities

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Mentor Investment Advisors, LLC

 Portfolio Managers:
 . Timothy Anderson
 . Jan Buskop
 . Dennis Clary
 . P. Michael Jones
 . Todd C. Kuimjian

 NASDAQ Symbols:
 - EQUAX (Class A)
 - EQUTX (Class C)

 Dividend Payment Schedule:
 - Monthly

   INVESTMENT GOAL

The Fund seeks high current income consistent with what the investment advisor believes to be prudent risk.

   INVESTMENT STRATEGY

The Fund may invest in debt securities, including both U.S. government and corporate obligations, and in other income-producing securities, including preferred stocks and dividend-paying common stocks. Normally the Fund invests at least 80% of its assets in U.S. government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by the investment advisor to be of comparable quality. The Fund may invest the remaining 20% of its assets in lower-rated securities, including securities rated below investment grade (or, if unrated, determined by the investment advisor to be of comparable quality.) The Fund will not invest more than 10% of its assets in securities rated Ca or below by Moody's or CC or below by S&P.

The investment advisor may take full advantage of the entire range of maturities of the securities in which the Fund may invest and may adjust the average maturity of the Fund's securities from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. The Fund may invest any portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations and certain stripped mortgage-backed securities (including certain "residual" interests). The Fund may also invest any portion of its assets in securities representing secured or unsecured interest in other types of assets, such as automobile finance or credit card receivables. The Fund may borrow money to invest in additional securities. Borrowing is a form of leverage that may magnify a Fund's gain or loss. The Fund currently intends to use leverage in order to adjust the dollar-weighted average duration of the portfolio.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

 .Interest Rate Risk
 .Credit Risk
 .Below Investment Grade Bond Risk
 .Mortgage-Backed Securities Risk

When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net-asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net invetsment income, and may also either offset any potential capital gains or increase losses.

"Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Fund in residual interests could be substantially reduced and the Fund may be unable to dispose of the interests at prices approximating the values the Fund had previously assigned to them or to recoup its initial investment in the interests.

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN

   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since its inception on 4/29/1992. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not the sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

                                    [CHART]

                                 1993    4.61
                                 1994   -4.26
                                 1995   17.96
                                 1996    2.60
                                 1997    8.35
                                 1998    6.65
                                 1999   -1.30

Best Quarter:  2nd Quarter 1995 +5.34%
Worst Quarter: 1st Quarter 1994 -3.62%

The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Merrill Lynch 5-7 Year Treasury Index (ML5-7YTI), which consist of short-term U.S. Treasury securities maturing in five to seven years with coupons higher than 4.25%. An index does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

                                                                          Performance
               Inception                                                     Since
             Date of Class       1 year        5 year       10 year        4/29/1992
Class A        4/29/1992         -5.99%         5.63%         N/A            4.23%
Class B       10/18/1999         -6.11%         6.32%         N/A            4.90%
Class C        4/29/1992         -3.67%         6.14%         N/A            4.37%
Class Y       11/19/1997         -1.46%         6.61%         N/A            4.85%
ML5-7YTI                          1.24%         7.70%         N/A            7.18%

* Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder
  Transaction
  Expenses          Class A Class B Class C Class Y
  Maximum sales      4.75%   None    None    None
  charge imposed
  on purchases (as
  a % of offering
  price)
  Maximum deferred   None*   5.00%   2.00%   None
  sales charge (as
  a % of either
  the redemption
  amount or
  initial
  investment
  whichever is
  lower)

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

               Management         12b-1           Other                Total Fund
                  Fees            Fees           Expenses         Operating Expenses+++
  Class A         0.60%           0.25%            0.32%                  1.17%
  Class B         0.60%           1.00%            0.32%                  1.92%++
  Class C         0.60%           1.00%            0.32%                  1.92%
  Class Y         0.60%           0.00%            0.32%                  0.92%

  +Restated for the fiscal year ended 9/30/1999 to reflect current fees. ++Estimated for the fiscal year ending 9/30/2000.
+++From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse a Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and expense reimbursements and restating to reflect current fees, Total Fund Operating Expenses would have been 1.05% for Class A, 1.80% for Class B, 1.80% for Class C and 0.80% for Class Y.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption at                       Assuming
                          End of Period                         No Redemption
              ---------------------------------------------   ---------------------
   After:     Class A     Class B     Class C     Class Y     Class B     Class C
  1 year      $  589      $  695      $  395      $   94      $  195      $  195
  3 years     $  829      $  903      $  603      $  293      $  603      $  603
  5 years     $1,088      $1,237      $1,037      $  509      $1,037      $1,037
  10 years    $1,828      $1,957      $2,243      $1,131      $1,957      $2,243

                                                   EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN

                             Perpetual Global Fund

 FUND FACTS:

 Goal:
 . Long-Term Growth of Capital

 Principal Investment:
 . Global Equity Securities

 Classes of Shares Offered in this Prospectus:
 . Class A
 . Class B
 . Class C
 . Class Y

 Investment Advisor:
 . Mentor Perpetual Advisors, LLC

 Portfolio Managers:
 . Ian Brady
 . Paul Chesson
 . Kathryn Langridge
 . Margaret Roddan
 . Stephen Whittaker
 . Robert Yerbury

 NASDAQ Symbols:
 - EPGLX (Class A)
 - EPGTX (Class C)

 Dividend Payment Schedule:
 - Annually


   INVESTMENT GOAL

The Fund seeks long-term growth of capital.

   INVESTMENT STRATEGY

The Fund invests in a diversified portfolio of marketable securities made up primarily of equity securities, including common stocks, preferred stocks, securities convertible into common stocks and warrants. The Fund's portfolio managers choose equity securities across all market capitalizations. The Fund's portfolio managers employ a diversified style of equity management which allows for considering both growth and value factors in choosing stocks. The Fund may also invest in debt securities and other fixed-income securities of private or governmental issuers (including zero-coupon securities) which the investment advisor believes to be consistent with the Fund's objective. Except as described below, debt and fixed-income securities in which the Fund may invest will be investment grade securities or those of equivalent quality as determined by the investment advisor. The Fund may invest up to 5% of its total assets in below investment grade debt securities or securities deemed by the investment advisor to be of comparable quality.

It is expected that the Fund's investments will normally be spread broadly around the world, although (except as described in the next sentence) there is no limit on the amount of the Fund's assets that may be invested in any single country. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of at least three countries, one of which may be the U.S. The Fund may invest all of its assets in securities of issuers outside the U.S., and for temporary defensive purposes may at times invest all of its assets in securities of U.S. issuers. It is likely that, at times, a portion of the Fund's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

 .Stock Market Risk
 .Below Investment Grade Bond Risk
 .Market Capitalization Risk
 .Investment Style Risk

Since the Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

In addition, the Fund may also be subject to an emerging markets risk. An "emerging market" is any country considered to be emerging or developing, has a relatively low gross national product, but the potential for rapid growth (which can lead to instability). Investing in securities of emerging countries has a diversity of risk. Emerging countries are generally small and rely heavily on international trade and could be adversely effected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be speculative.

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN

   PERFORMANCE

The following charts show how the Fund has performed in the past. Past performance is not an indication of future results.

The chart below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since its inception on 3/29/1994. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This graph includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

                                    [CHART]

                                 1995   22.11
                                 1996   14.41
                                 1997   13.22
                                 1998   17.19
                                 1999   31.04

Best Quarter:  4th Quarter 1998 +18.43%
Worst Quarter: 3rd Quarter 1998 -13.13%

The next table lists the Fund's average annual total return by class over the past one and five years and since inception (through 12/31/1999), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Morgan Stanley Capital International World Index (MSCIWI), which is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand and the Far East. An index does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/1999)*

                                                                            Performance
                Inception                                                      Since
              Date of Class       1 year        5 year        10 year        3/29/1994
  Class A       3/29/1994         24.81%        18.03%          N/A            15.25%
  Class B      10/18/1999         25.88%        19.19%          N/A            16.12%
  Class C       3/29/1994         28.07%        18.56%          N/A            15.34%
  Class Y      11/19/1997         31.43%        19.56%          N/A            16.34%
  MSCIWI                          24.93%        19.76%          N/A            18.36%

* Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Shareholder
  Transaction
  Expenses          Class A Class B Class C Class Y
  Maximum sales
   charge imposed
   on purchases
   (as a % of
   offering price)   4.75%    None    None   None
  Maximum deferred
   sales charge
   (as a % of
   either the
   redemption
   amount or
   initial
   investment
   whichever is
   lower)             None*  5.00%   2.00%   None

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                                                                                      Total Fund
                  Management               12b-1                Other                 Operating
                     Fees                  Fees                Expenses                Expenses
  Class A           1.03%                  0.25%                0.55%                   1.83%
  Class B           1.03%                  1.00%                0.55%                   2.58%++
  Class C           1.03%                  1.00%                0.55%                   2.58%
  Class Y           1.03%                  0.00%                0.55%                   1.58%

 + Restated for the fiscal year ended 9/30/1999 to reflect current fees. ++ Estimated for the fiscal year ending 9/30/2000.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                                                                  Assuming
              Assuming Redemption at End of Period              No Redemption
              ------------------------------------              -------------
   After:     Class A     Class B     Class C     Class Y     Class B     Class C
  1 year      $  652      $  761      $  461      $  161      $  261      $  261
  3 years     $1,023      $1,102      $  802      $  499      $  802      $  802
  5 years     $1,418      $1,570      $1,370      $  860      $1,370      $1,370
  10 years    $2,521      $2,646      $2,915      $1,878      $2,646      $2,915

                                                   EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN


THE FUNDS' INVESTMENT ADVISORS

The investment advisor manages a Fund's investments and supervises its daily business affairs. There are two investment advisors for the Funds. All investment advisors for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the U.S., with over $253 billion in consolidated assets as of 12/31/1999. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Mentor Investment Advisors, LLC (Mentor Advisors) is the investment advisor to:
 - Capital Balanced Fund
 - High Income Fund
 - Quality Income Fund

Mentor Advisors has been managing money for over 15 years and currently manages over $15.6 billion in assets including $14.6 in assets for 27 of the Evergreen Funds. Mentor Advisors is located at 901 East Byrd Street, Richmond, Virginia 23219.

Mentor Perpetual Advisors, LLC (Mentor Perpetual) is the investment advisor to:
 - Perpetual Global Fund

Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company, and Mentor Advisors. The Perpetual organization currently serves as investment advisor for assets of more than $18 billion. Its clients include 28 unit and investment trusts and other public investment pools including private individuals, charities, pension plans and life assurance companies. Mentor Perpetual is located at 901 East Byrd Street, Richmond, Virginia 23219.

For the fiscal year ended 9/30/1999, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

                    % of the Fund's average
  Fund                 daily net assets
  Capital Balanced
  Fund                       0.75%
  High Income Fund           0.70%
  Quality Income
  Fund                       0.44%
  Perpetual Global
  Fund                       1.03%

THE FUNDS' PORTFOLIO MANAGERS

Capital Balanced Fund
John G. Davenport and P. Michael Jones have co-managed the Fund since June
1994.

Mr. Davenport, CFA, has been a Managing Director, portfolio manager and team leader for the large capitalization growth team with Mentor Advisors since 1992.

Mr. Jones, CFA, has been a Managing Director, portfolio manager and team leader for the fixed-income team since joining Mentor Advisors in 1993.

High Income Fund
Timothy Anderson and P. Michael Jones have co-managed the Fund since June 1999.

Mr. Anderson, CFA, has been a Senior Vice President and portfolio manager with Mentor Advisors since June 1998. Prior to joining Mentor Advisors, he was a senior fixed income analyst at Investment Advisors, Inc. from June 1996 to June 1998. From August 1991 to June 1996, Mr. Anderson was a senior investment analyst with St. Paul Companies.

Mr. Jones, CFA, has been a Managing Director, portfolio manager and team leader for the fixed-income team since joining Mentor Advisors in 1993.

Quality Income Fund
The Fund is managed by the following team of investment professionals.

Timothy Anderson, CFA, has managed the Fund since June 1995. Mr. Anderson has been a Senior Vice President and portfolio manager with Mentor Advisors since June 1998. Prior to joining Mentor Advisors, Mr. Anderson was a senior fixed income analyst at Investment Advisors, Inc. from June 1996 to June 1998. From August 1991 to June 1996, Mr. Anderson was a senior investment analyst with St. Paul Companies.

Jan J. Buskop, CFA, has been managing the Fund since March 1999. Mr. Buskop has been a Senior Vice President and portfolio manager with Mentor Advisors since March 1999. Prior to joining Mentor Advisors, Mr. Buskop was a senior portfolio manager at Chase Bank of Texas, where he served as a portfolio manager from March 1986 until February 1999.

Dennis L. Clary, CFA, has been managing the Fund since May 1998. Mr. Clary has been a Senior Vice President and portfolio manager with Mentor Advisors since May

EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN


1998. Prior to joining Mentor Advisors, Mr. Clary was a senior portfolio manager at First America Investment Corporation from November 1995 until May 1998.

P. Michael Jones, CFA, has been managing the Fund since March 1995. Mr. Jones has been a Managing Director, portfolio manager and team leader for the fixed-income team since joining Mentor Advisors in 1993.

Todd C. Kuimjian has been managing the Fund since May 1998. Mr. Kuimjian has been a portfolio manager at Mentor Advisors since May 1998. From January 1997 until May 1998, Mr. Kuimjian was a fixed income research analyst and from January 1995 until January 1997, he was a senior investment administrator with Mentor Advisors.

Perpetual Global Fund
The Fund is managed by the following team of investment professionals.

Ian Brady has been the American Team Leader for the Fund since October 1997. Mr. Brady has been a portfolio manager with Perpetual Portfolio Management Ltd.
(PPM), a wholly-owned subsidiary of Perpetual plc, since October 1997. Prior to joining PPM, Mr. Brady served as an Assistant Director (North America) with Legal & General from January 1992 until January 1997 and then as an Investment Manager with Standard Life from January 1997 until October 1997. Mr. Brady has been affiliated with Mentor Perpetual since October 1997.

Kathryn Langridge has been the Emerging Markets Team Leader for the Fund since April 1995. Ms. Langridge has been a portfolio manager with PPM since 1990. Ms. Langridge has been affiliated with Mentor Perpetual since April 1995.

Paul Chesson has been the Far East Team Leader for the Fund since January 2000. Mr. Chesson has been a portfolio manager with PPM since 1993. Mr. Chesson has been affiliated with Mentor Perpetual since January 2000.

Margaret Roddan has been the Europe Team Leader for the Fund since April 1995. Ms. Roddan has been a portfolio manager with PPM since 1992. Ms. Roddan has been affiliated with Mentor Perpetual since April 1995.

Stephen Whittaker has been the UK Team Leader for the Fund since April 1995. Mr. Whittaker has been a portfolio manager with PPM since 1987. Mr. Whittaker has been affiliated with Mentor Perpetual since April 1995.

Robert Yerbury has been the Team Leader responsible for country allocation of the Fund since April 1995. Mr. Yerbury has been Chief Investment Officer with PPM since October 1997. He joined PPM as a portfolio manager and head of U.S. Equity Team in 1983. Mr. Yerbury has been affiliated with Mentor Perpetual since April 1995.

CALCULATING THE SHARE PRICE
The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open at 4 p.m. Eastern time or as of the time the Exchange closes, if earlier. The Fund calculates the share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Certain Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund may change on days when investors will not be able to purchase or redeem the Fund's shares.

HOW TO CHOOSE AN EVERGREEN FUND
When choosing an Evergreen Fund, you should:

 . Most importantly, read the prospectus to see if the Fund is suitable for you.

 . Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
                                                   EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN


 . Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1-800-343-2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreen-funds.com.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. Each Fund in this prospectus offers four different share classes: Class A, Class B, Class C and Class Y. Each class except Class Y has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 4.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                         As a % of     As a %      Dealer
                       NAV excluding  of your    commission
  Your Investment      sales charge  investment as a % of NAV
  Up to $49,999            4.75%       4.99%            4.25%
  $50,000-$99,999          4.50%       4.71%            4.25%
  $100,000-$249,999        3.75%       3.90%            3.25%
  $250,000-$499,999        2.50%       2.56%            2.00%
  $500,000-$999,999        2.00%       2.04%            1.75%
  $1,000,000 and over      0.00%       0.00%    1.00 to 0.25%

Although no front-end sales charge applies to purchases of $1,000,000 and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within 13 months of purchase.

 Two ways you can reduce your Class A sales charges:
 1. Rights of Accumulation allow you to combine your investment with all existing investments in all your Evergreen Fund accounts when determining whether you meet the threshold for a reduced Class A sales charge.
 2. Letter of Intent. If you agree to purchase at least $50,000 over a 13-month period, you pay the same sales charge as if you had invested the full amount all at once. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Contact your broker or the Evergreen Service Company at 1-800-343-2898 if you think you may qualify for either of these services.

Each Fund may also sell Class A shares at net asset value without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

Class B

If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an additional expense, known as 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

                                                              Deferred
  Time Held                                                 Sales Charge
  Month of Purchase + First 12 Month Period                     5.00%
  Month of Purchase + Second 12 Month Period                    4.00%
  Month of Purchase + Third 12 Month Period                     3.00%
  Month of Purchase + Fourth 12 Month Period                    3.00%
  Month of Purchase + Fifth 12 Month Period                     2.00%
  Month of Purchase + Sixth 12 Month Period                     1.00%
  Thereafter                                                    0.00%
  After 7 years                                          Converts to Class A
  Dealer Allowance                                              4.00%

If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the deferred sales charge a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the deferred sales charge and/or shares held the longest, in that order. The deferred sales charge on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.

EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN

Class C

Like Class B shares, you do not pay a front-end sales charge on Class C shares. However, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

The maximum amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

Time Held                           Maximum Deferred Sales Charge
Month of Purchase + Less than 1 year        2.00%
Month of Purchase + Less than 2 years       1.00%
Thereafter                                     0%
Dealer Allowance                            2.00%

The maximum deferred sales charge will be reduced for certain investors.

 Waiver of Class B or Class C Sales Charges
 You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:
 . When the shares were purchased through reinvestment of dividends/capital gains
 . Death or disability
 . Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
 . Automatic IRA withdrawals if your age is at least 59 1/2
 . Automatic withdrawals of up to 1.0% of the account balance per month
 . Loan proceeds and financial hardship distributions from a retirement plan
 . Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class Y

Each Fund offers Class Y shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned shares in an Evergreen Fund advised by Evergreen Asset Management Corp. on or before December 31, 1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

                                                   EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN

HOW TO BUY SHARES

Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.
Minimum Investments

                       Initial Additional
  Regular Accounts     $1,000     None
  IRAs                 $  250     None
  Systematic
   Investment Plan     $   50     $ 25

 Method       Opening an Account                                             Adding to an Account
 By Mail or   . Complete and sign the account application.                   . Make your check payable to Evergreen Funds.
 through an   . Make the check payable to Evergreen Funds.                   . Write a note specifying:
 Investment   . Mail the application and your check to the address below:      - The Fund name
 Professional    Evergreen Service Company      Overnight Address:             - Share class
                 P.O. Box 2121                  Evergreen Service Company      - Your account number
                 Boston, MA 02106-2121          200 Berkeley St.               - The name(s) in which the account is registered.
                                                Boston, MA 02116-5039
              . Or deliver them to your investment representative            . Mail to the address to the left or deliver to your
                (provided he or she has a broker-dealer arrangement            investment representative.
                with EDI).
 By Phone     . Call 1-800-343-2898 to set up an account number and          . Call the Evergreen Express Line at 1-800-346-3858
                get wiring instructions (call before 12 noon if you            24 hours a day or 1-800-343-2898 between 8 a.m.
                want wired funds to be credited that day).                     and 6 p.m. Eastern time, on any business day.
              . Instruct your bank to wire or transfer your purchase
                (they may charge a wiring fee).                              . If your bank account is set up on file, you can
              . Complete the account application and mail to:                  request either:
                 Evergreen Service Company      Overnight Address:            - Federal Funds Wire (offers immediate
                 P.O. Box 2121                  Evergreen Service Company       access to funds) or
                 Boston, MA 02106-2121          200 Berkeley St.              - Electronic transfer through the Automated
                                                Boston, MA 02116-5039           Clearing House which avoids wiring fees.
              . Wires received after 4 p.m. Eastern time on market trading days will receive the next market day's closing price.*
 By Exchange  . You can make an additional investment by exchange from an existing Evergreen Funds account by contacting your investment representative or calling the Evergreen Express Line at 1-800-346-3858.**
              . You can only exchange shares within the same class.
              . There is no sales charge or redemption fee when exchanging funds within the Evergreen Funds family.***
              . Orders placed before 4 p.m. Eastern time on market trading days will receive that day's closing share price (if not, you will receive the next market day's closing price).*
              . Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
              . Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (see below).
 Systematic   . You can transfer money automatically from your bank          . To establish automatic investing for an existing
 Investment     account into your Fund account on a monthly basis.             account, call 1-800-343-2898 for an application.
 Plan (SIP)   . Initial investment minimum is $50 if you invest at least     . The minimum is $25 per month or $75 per quarter.
                $25 per month with this service.                             . You can also establish an investing program
              . To enroll, check off the box on the account application and    through direct deposit from your paycheck.
                provide:                                                       Call 1-800-343-2898 for details.
              -  Your bank account information
              -  The amount and date of your monthly investment.

 * The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.
 ** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.
 ***This does not apply to exchanges from Class A shares of an Evergreen money market fund.

EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN
HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

  Methods      Requirements
  Call Us      . Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or 1-800-343-
                 2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
               . This service must be authorized ahead of time, and is only available for regular accounts.**
               . All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. will be processed the following business day.*
               . We can either:
                 -  wire the proceeds into your bank account (service charges may apply)
                 - electronically transmit the proceeds into your bank account via the Automated
                   Clearing House service
                 - mail you a check.
               . All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe are genuine.
               . See exceptions list below for requests that must be made in writing.
  Write Us     . You can mail a redemption request to:    Evergreen Service Company    Overnight Address:
                                                          P.O. Box 2121                Evergreen Service Company
                                                          Boston, MA 02106-2121        200 Berkeley St.
                                                                                       Boston, MA 02116-5039
               . Your letter of instructions must:
                 - list the Fund name and the account number
                 - indicate the number of shares or dollar value you wish to redeem
                 - be signed by the registered owner(s).
               . See exceptions list below for requests that must be signature guaranteed.
               . To redeem from an IRA or other retirement account, call 1-800-343-2898 for a special application.
  Redeem Your  . You may also redeem your shares through participating broker-dealers by
  Shares in      delivering a letter as described above to your broker-dealer.
  Person       . A fee may be charged for this service.
  Systematic   . You can transfer money automatically from your Fund account on a monthly or
  Withdrawal     quarterly basis--without redemption fees.
  Plan (SWP)   . The withdrawal can be mailed into you, or deposited directly to your bank account.
               . The minimum is $75 per month.
               . The maximum is 1% of your account per month or 3% per quarter.
               . To enroll, call 1-800-343-2898 for an application.

* The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.
** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee
To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

 . You are redeeming more than $50,000.
 . You want the proceeds transmitted into a bank account not listed on the account.
 . You want the proceeds payable to anyone other than the registered owner(s)
  of the account.
 . Either your address or the address of your bank account has been changed within 30 days.
 . The account is registered in the name of a fiduciary corporation or any other organization.
In these cases, additional documentation is required:
 corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:
 . Commercial Bank
 . Trust Company
 . Savings Association
 . Credit Union
 . Member of a U.S. stock exchange

                                                   EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN

OTHER SERVICES

Evergreen Express Line
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class--automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinvestment Privileges
Under certain circumstances, shareholders may, within one year of redemption, reinstate their accounts at the current price. This is the Fund's net asset value, also sometimes referred to as the Fund's "NAV."

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

You may be taxed in two ways:
 . On Fund distributions (dividends and capital gains)
 . On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

 . Dividends. To the extent that the regular dividends are derived from interest that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays either a monthly, quarterly or annual dividend from the dividends, interest and other income on the securities in which it invests. The frequency of dividends for each Fund is listed under the Fund Facts section in the summary of each Fund previously presented.

 . Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year.

EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN

Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

Retirement Plans
You may invest in each Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), IRAs, 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee
The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees
The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. Up to 0.75 % of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares may be payable as 12b-1 fees. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the initial sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use the 12b-1 fees for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses
The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.0%; and 3) a Fund's advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

                                                   EQUITY AND FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS
This section looks in detail at the results for one share in each share class of the Funds--how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for each Fund have been derived.

                                   EVERGREEN
                             Capital Balanced Fund

                                                  Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (a)
CLASS A
Net asset value, beginning of period            $       13.69   $     13.69
                                                -------------   -----------
Income from investment operations
Net investment income                                    0.29             0
Net realized and unrealized gains or losses on
 securities and futures contracts                        1.44             0
                                                -------------   -----------
Total from investment operations                         1.73             0
                                                -------------   -----------
Distributions to shareholders from
Net investment income                                   (0.22)            0
Net realized gains                                      (0.05)            0
                                                -------------   -----------
Total distributions to shareholders                     (0.27)            0
                                                -------------   -----------
Net asset value, end of period                  $       15.15   $     13.69
                                                -------------   -----------
Total return*                                           12.67%         0.00%
Ratios and supplemental data
Net assets, end of period (thousands)           $     138,686   $     3,534
Ratios to average net assets
 Expenses**                                              1.50%         1.35%+
 Net investment income                                   1.83%         1.52%+
Portfolio turnover rate                                   140%           89%

                                 Year Ended September 30,
                         -------------------------------------------      Period Ended
                           1999    1998 (c)  1997    1996   1995 (d)  December 31, 1994 (e)
CLASS B (b)
Net asset value,
 beginning of period     $  13.69   $17.61  $16.28  $14.85   $12.44          $12.50
                         --------   ------  ------  ------   ------          ------
Income from investment
 operations
Net investment income        0.17     0.45    0.43    0.42     0.36            0.22
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts       1.45     1.43    3.35    2.09     2.08           (0.09)
                         --------   ------  ------  ------   ------          ------
Total from investment
 operations                  1.62     1.88    3.78    2.51     2.44            0.13
                         --------   ------  ------  ------   ------          ------
Distributions to
 shareholders from
Net investment income       (0.14)   (0.71)  (0.43)  (0.48)   (0.03)          (0.19)
Net realized gains          (0.05)   (5.09)  (2.02)  (0.60)       0               0
                         --------   ------  ------  ------   ------          ------
Total distributions to
 shareholders               (0.19)   (5.80)  (2.45)  (1.08)   (0.03)          (0.19)
                         --------   ------  ------  ------   ------          ------
Net asset value, end of
 period                  $  15.12   $13.69  $17.61  $16.28   $14.85          $12.44
                         --------   ------  ------  ------   ------          ------
Total return*               11.87%   11.86%  26.09%  18.00%   19.28%           1.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $218,816   $5,645  $4,102  $3,825   $3,210          $2,911
Ratios to average net
 assets
 Expenses**                  2.23%    0.52%   0.50%   0.50%    0.50%+          0.50%+
 Net investment income       1.05%    2.63%   2.78%   2.83%    3.26%+          3.32%+
Portfolio turnover rate       140%      89%     80%    103%      65%             71%

(a) For the period from September 16, 1998 (commencement of class operations) to September 30, 1998.
(b) Effective October 18, 1999, shareholders of Mentor Balanced Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreeen Capital Balanced Fund. Additionally, the accounting and perfor-mance history of Class B shares of Mentor Balanced Portfolio was redesignated as that of Class C shares of Evergreen Capital Balanced Fund.
(c) Prior to September 16, 1998, all shareholders of the Balanced Fund were Class B shareholders. On September 16, 1998 shares of Class B were con-verted to Class Y shares.
(d) For the period from January 1, 1995 to September 30, 1995.
(e) For the period from June 21, 1994 (commencement of operations) to December 31, 1994.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN
                             Capital Balanced Fund


from financial information audited by KPMG LLP, the Fund's independent auditors. For a more complete picture of the Fund's financial statements, please see the Funds' Annual Report as well as the Statement of Additional Information.

                                                Year Ended September 30,
                                                ------------------------------
                                                  1999         1998 (a) (b)
CLASS Y
Net asset value, beginning of period            $      13.69     $      13.69
                                                ------------     ------------
Income from investment operations
Net investment income                                   0.19             0.01
Net realized and unrealized gains or losses on
 securities and futures contracts                       1.57            (0.01)
                                                ------------     ------------
Total from investment operations                        1.76                0
                                                ------------     ------------
Distributions to shareholders from
Net investment income                                  (0.28)               0
Net realized gains                                     (0.05)               0
                                                ------------     ------------
Total distributions to shareholders                    (0.33)               0
                                                ------------     ------------
Net asset value, end of period                  $      15.12     $      13.69
                                                ------------     ------------
Total return                                           12.91%            0.00%
Ratios and supplemental data
Net assets, end of period (thousands)           $         26     $      3,642
Ratios to average net assets
 Expenses*                                              1.14%            1.10%+
 Net investment income                                  1.59%            2.31%+
Portfolio turnover rate                                  140%              89%

(a) For the period from September 16, 1998 (commencement of class operations)
    to September 30, 1998.
(b) Prior to September 16, 1998, all shareholders of the Balanced Fund were Class B shareholders. On September 16, 1998 shares of Class B were con-verted to Class Y shares.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
                                                   EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN
                                High Income Fund


                                                Year Ended September 30,
                                                ---------------------------
                                                    1999        1998 (a)
CLASS A
Net asset value, beginning of period            $      10.92  $     12.00
                                                ------------  -----------
Income from investment operations
Net investment income                                   1.04         0.24
Net realized and unrealized gains or losses on
 securities and futures contracts                      (0.58)       (1.04)
                                                ------------  -----------
Total from investment operations                        0.46        (0.80)
                                                ------------  -----------
Distributions to shareholders from
Net investment income                                  (1.09)       (0.28)
                                                ------------  -----------
Total distributions to shareholders                    (1.09)       (0.28)
                                                ------------  -----------
Net asset value, end of period                  $      10.29  $     10.92
                                                ------------  -----------
Total return*                                           4.07%       (6.75)%
Ratios and supplemental data
Net assets, end of period (thousands)           $    146,179  $    50,887
Ratios to average net assets
 Expenses**                                             1.11%        0.60%+
 Net investment income                                  9.00%        7.36%+
Portfolio turnover rate                                   79%          27%

                                                Year Ended September 30,
                                                ---------------------------
                                                    1999        1998 (a)
CLASS B (b)
Net asset value, beginning of period            $      10.91  $     12.00
                                                ------------  -----------
Income from investment operations
Net investment income                                   0.97         0.22
Net realized and unrealized gains or losses on
 securities and futures contracts                      (0.57)       (1.05)
                                                ------------  -----------
Total from investment operations                        0.40        (0.83)
                                                ------------  -----------
Distributions to shareholders from
Net investment income                                  (1.02)       (0.26)
                                                ------------  -----------
Total distributions to shareholders                    (1.02)       (0.26)
                                                ------------  -----------
Net asset value, end of period                  $      10.29  $     10.91
                                                ------------  -----------
Total return*                                           3.64%       (6.95)%
Ratios and supplemental data
Net assets, end of period (thousands)           $    107,565  $    62,869
Ratios to average net assets
 Expenses**                                             1.58%        1.10%+
 Net investment income                                  8.53%        6.87%+
Portfolio turnover rate                                   79%          27%

(a) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
(b) Effective October 18, 1999, shareholders of Mentor High Income Portfolio Class A and Class B shares became owners of that number of full and frac-tional shares of Class A and Class C shares, respectively, of Evergreen High Income Fund. Additionally, the accounting and performance history of Class B shares of Mentor High Income Portfolio was redesignated as that of Class C shares of Evergreen High Income Fund.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

EQUITY AND FIXED INCOME FUNDS

                                  EVERGREEN
                             Quality Income Fund

                                           Year Ended September 30,
                                ----------------------------------------------
                                  1999       1998     1997     1996     1995
CLASS A
Net asset value, beginning of
 period                         $  13.61   $  13.18  $ 12.91  $ 13.29  $ 12.75
                                --------   --------  -------  -------  -------
Income from investment
 operations
Net investment income               0.79       0.79     0.97     0.89     0.84
Net realized and unrealized
 gains or losses on securities
 and futures contracts             (1.18)      0.47     0.26    (0.37)    0.61
                                --------   --------  -------  -------  -------
Total from investment
 operations                        (0.39)      1.26     1.23     0.52     1.45
                                --------   --------  -------  -------  -------

Distributions to shareholders
 from
Net investment income              (0.79)     (0.83)   (0.96)   (0.90)   (0.91)
                                --------   --------  -------  -------  -------
Total distributions to
 shareholders                      (0.79)     (0.83)   (0.96)   (0.90)   (0.91)
                                --------   --------  -------  -------  -------
Net asset value, end of period  $  12.43   $  13.61  $ 13.18  $ 12.91  $ 13.29
                                --------   --------  -------  -------  -------
Total return*                     (2.89%)      9.95%    9.86%    4.09%   11.82%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $103,794   $ 94,279  $53,176  $21,092  $24,472
Ratios to average net assets
 Expenses**                         1.05%      1.05%    1.05%    1.05%    1.32%
 Net investment income              6.08%      5.73%    7.01%    6.84%    6.73%
Portfolio turnover rate              171%       114%     100%     254%     368%

                                        Year Ended September 30,
                                ----------------------------------------------
                                  1999       1998     1997     1996     1995
CLASS B (a)
Net asset value, beginning of
 period                         $  13.61   $  13.18  $ 12.93  $ 13.31  $ 12.76
                                --------   --------  -------  -------  -------
Income from investment
 operations
Net investment income               0.71       0.72     0.86     0.84     0.79
Net realized and unrealized
 gains or losses on securities
 and futures contracts             (1.16)      0.48     0.30    (0.38)    0.61
                                --------   --------  -------  -------  -------
Total from investment
 operations                        (0.45)      1.20     1.16     0.46     1.40
                                --------   --------  -------  -------  -------
Distributions to shareholders
 from
Net investment income              (0.73)     (0.77)   (0.91)   (0.84)   (0.85)
                                --------   --------  -------  -------  -------
Total distributions to
 shareholders                      (0.73)     (0.77)   (0.91)   (0.84)   (0.85)
                                --------   --------  -------  -------  -------
Net asset value, end of period  $  12.43   $  13.61  $ 13.18  $ 12.93  $ 13.31
                                --------   --------  -------  -------  -------
Total return*                      (3.34%)     9.46%    9.29%    3.57%   11.33%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $ 97,403   $112,901  $75,046  $58,239  $62,155
Ratios to average net assets
 Expenses**                         1.55%      1.55%    1.55%    1.55%    1.74%
 Net investment income              5.57%      5.22%    6.51%    6.36%    6.24%
Portfolio turnover rate              171%       114%     100%     254%     368%

(a) Effective October 18, 1999, shareholders of Mentor Quality Income Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Quality Income Fund. Additionally, the accounting and perfor-mance history of Class B shares of Mentor Quality Income Portfolio was redesignated as that of Class C shares of Evergreen Quality Income Fund.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
                                                   EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN
                              Quality Income Fund


                                                Year Ended September 30,
                                                -----------------------------
                                                   1999          1998 (a)
CLASS Y
Net asset value, beginning of period            $      13.69    $      13.20
                                                ------------    ------------
Income from investment operations
Net investment income                                   0.84            0.78
Net realized and unrealized gains or losses on
 securities and futures contracts                      (1.20)           0.39
                                                ------------    ------------
Total from investment operations                       (0.36)           1.17
                                                ------------    ------------
Distributions to shareholders from
Net investment income                                  (0.24)          (0.68)
                                                ------------    ------------
Total distributions to shareholders                    (0.24)          (0.68)
                                                ------------    ------------
Net asset value, end of period                  $      13.09    $      13.69
                                                ------------    ------------
Total return                                           (2.63%)          8.94%
Ratios and supplemental data
Net assets, end of period (thousands)           $          1    $          1
Ratios to average net assets
 Expenses*                                              0.80%           0.80%+
 Net investment income                                  6.30%           7.09%+
Portfolio turnover rate                                  171%            114%

(a) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
* Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN
                             Perpetual Global Fund



                                                        Year Ended September 30,
                         One-Month Period Ended  --------------------------------------------
                         October 31, 1999 (a)(b) 1999 #    1998      1997     1996      1995
CLASS A SHARES
Net asset value,
 beginning of period             $ 23.09         $ 18.92  $ 20.94   $ 17.86  $ 15.88   $14.23
                                 -------         -------  -------   -------  -------   ------
Income from investment
 operations
Net investment income
 (loss)                            (0.03)           0.02    (0.03)     0.04    (0.04)    0.05
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions               0.80            5.74    (0.97)     3.67     2.82     1.60
                                 -------         -------  -------   -------  -------   ------
Total from investment
 operations                         0.77            5.76    (1.00)     3.71     2.78     1.65
                                 -------         -------  -------   -------  -------   ------
Distributions to
 shareholders from
Net realized gains                     0           (1.59)   (1.02)    (0.63)   (0.80)       0
                                 -------         -------  -------   -------  -------   ------
Total distributions to
 shareholders                          0           (1.59)   (1.02)    (0.63)   (0.80)       0
                                 -------         -------  -------   -------  -------   ------
Net asset value, end of
 period                          $ 23.86         $ 23.09  $ 18.92   $ 20.94  $ 17.86   $15.88
                                 -------         -------  -------   -------  -------   ------
Total return*                       3.33%          32.49%   (4.97%)   21.59%   18.40%   11.60%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)              $86,341         $88,743  $59,012   $46,556  $13,098   $6,854
Ratios to average net
 assets
 Expenses**                         2.16%+          1.84%    1.75%     1.89%    1.95%    2.06%
 Net investment income             (1.49%)+         0.11%   (0.01%)    0.07%   (0.21%)   0.26%
Portfolio turnover rate               13%            144%     162%      128%     130%     155%

                                                         Period Ended
                                                     October 31, 1999 (c)
CLASS B SHARES
Net asset value, beginning of period                        $22.91
                                                            ------
Income from investment operations
Net investment loss                                              0
Net realized and unrealized gains on securities and
 foreign currency related transactions                        0.96
                                                            ------
Total from investment operations                              0.96
                                                            ------
Net asset value, end of period                              $23.87
                                                            ------
Total return*                                                 4.19%
Ratios and supplemental data
Net assets, end of period (thousands)                       $1,048
Ratios to average net assets
 Expenses**                                                   2.91%+
 Net investment income                                       (2.24%)+
Portfolio turnover rate                                         13%

(a) For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss per share is based on average shares outstand-ing during the period.
                                                   EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN
                             Perpetual Global Fund



                                One-Month                Year Ended September 30,
                              Period Ended       ------------------------------------------------
                         October 31, 1999 (a)(b)  1999 #     1998      1997      1996      1995
CLASS C SHARES
Net asset value,
 beginning of period            $  21.99         $  18.21   $ 20.32   $ 17.46   $ 15.67   $ 14.15
                                --------         --------   -------   -------   -------   -------
Income from investment
 operations
Net investment loss                (0.03)           (0.21)    (0.12)    (0.02)    (0.05)    (0.05)
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions               0.75             5.58     (0.97)     3.51      2.64      1.57
                                --------         --------   -------   -------   -------   -------
Total from investment
 operations                         0.72             5.37     (1.09)     3.49      2.59      1.52
                                --------         --------   -------   -------   -------   -------
Distributions to
 shareholders from
Net realized gains                     0            (1.59)    (1.02)    (0.63)    (0.80)        0
                                --------         --------   -------   -------   -------   -------
Total distributions to
 shareholders                          0            (1.59)    (1.02)    (0.63)    (0.80)        0
                                --------         --------   -------   -------   -------   -------
Net asset value, end of
 period                         $  22.71         $  21.99   $ 18.21   $ 20.32   $ 17.46   $ 15.67
                                --------         --------   -------   -------   -------   -------
Total return*                       3.27%           31.54%    (5.65%)   20.74%    17.39%    10.74%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)             $133,075         $128,192   $99,277   $89,030   $42,131   $12,667
Ratios to average net
 assets
 Expenses**                         2.91%+           2.58%     2.50%     2.64%     2.70%     2.72%
 Net investment income             (2.24%)+         (0.67%)   (0.77%)   (0.68%)   (0.91%)   (0.40%)
Portfolio turnover rate               13%             144%      162%      128%      130%      155%

                                                               Year Ended
                                            One-Month         September 30,
                                           Period Ended      ----------------
                                     October 31, 1999 (a)(b) 1999 #  1998 (c)
CLASS Y SHARES
Net asset value, beginning of
 period                                      $23.21          $18.96   $18.81
                                             ------          ------   ------
Income from investment operations
Net investment income                         (0.02)           0.09        0
Net realized and unrealized gains
 on securities and foreign currency
 related transactions                          0.80            5.75     0.30
                                             ------          ------   ------
Total from investment operations               0.78            5.84     0.30
                                             ------          ------   ------
Distributions to shareholders from
Net realized gains                                0           (1.59)   (0.15)
                                             ------          ------   ------
Total distributions to shareholders               0           (1.59)   (0.15)
                                             ------          ------   ------
Net asset value, end of period               $23.99          $23.21   $18.96
                                             ------          ------   ------
Total return                                   3.36%          32.87%    1.60%
Ratios and supplemental data
Net assets, end of period
 (thousands)                                 $    1          $    1   $    1
Ratios to average net assets
 Expenses**                                    1.83%+          1.52%    1.50%+
 Net investment income                        (0.87%)+         0.40%   (0.02%)+
Portfolio turnover rate                          13%            144%     162%

(a) For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss per share is based on average shares outstand-ing during the period.

EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN

OTHER FUND PRACTICES

The Funds may invest in futures and options. Such practices are used to hedge a Fund's portfolio to protect against changes in interest rates, to adjust a portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

Although not a principal investment strategy, Capital Balanced Fund, High Income Fund and Quality Income Fund may invest in foreign securities, which may include foreign currency transactions. The value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund is incorrect in its judgement of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. Perpetual Global Fund may also invest in closed-end investment companies holding foreign securities. See "Investment in Other Investment Companies" in the Statement of Additional Information for more information.

The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Although not a principal investment practice, both Capital Balanced Fund and High Income Fund may also use borrowing to purchase additional securities. Borrowing is a form of leverage that may magnify a Fund's gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase losses. The Funds currently intend to use leverage in order to adjust the dollar-weighted average duration of the portfolio.

The Funds may lend their securities. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

Each Fund may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars, in order to attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of its portfolio. The Funds intend to use the interest rate transactions as a hedge and not as a speculative investment. A Fund's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. See "Swaps, Caps, Floors and Collars" in the Statement of Additional Information for more information.

Generally, High Income Fund does not take portfolio turnover into account in making investment decisions. This means the Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in the Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income. The portfolio turnover rate for High Income Fund is not expected to exceed 200% for the current fiscal year.

Although not a principal investment strategy of Perpetual Global Fund, the Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators. Investments in indexed securities involves certain risks. See "Indexed Securities" in the Statement of Additional Information for more information.

 Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Funds, including risks.

                                                   EQUITY AND FIXED INCOME FUNDS

                                   EVERGREEN
                                Evergreen Funds


Money Market

Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund Treasury Money Market Fund U.S. Government Money Market Fund

Tax Advantaged

Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
High Grade Municipal Bond Fund
Maryland Municipal Bond Fund
Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Short-Intermediate Municipal Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income

Capital Preservation and Income Fund
Diversified Bond Fund
High Income Fund
High Yield Bond Fund
Intermediate Term Bond Fund
Quality Income Fund
Short-Intermediate Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced

Balanced Fund
Capital Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth & Income

Blue Chip Fund
Equity Income Fund
Growth and Income Fund
Income and Growth Fund
Select Equity Index Fund
Small Cap Value Fund
Utility Fund
Value Fund

Domestic Growth

Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Masters Fund
Omega Fund
Select Special Equity Fund
Small Company Growth Fund
Stock Selector Fund
Strategic Growth Fund
Tax Strategic Equity Fund

Global International

Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Express Line

800.346.3858

Investor Services

800.343.2898

www.evergreen-funds.com

EQUITY AND FIXED INCOME FUNDS

                             QUICK REFERENCE QUIDE

1  Evergreen Express Line
    Call 1-800-346-3858
    24 hours a day to
    . check your account
    . order a statement
    . get a Fund's current price, yield and total return
    . buy, redeem or exchange Fund shares

2  Investor Services
    Call 1-800-343-2898
    Monday through Friday, 8 a.m. to 6 p.m. Eastern time to . buy, redeem or exchange shares
    . order applications
    . get assistance with your account

3  Information Line for Hearing and Speech Impaired (TTY/TDD)
    Call 1-800-343-2888
    Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4  Write us a letter
    Evergreen Service Company
    P.O. Box 2121
    Boston, MA 02106-2121
    . to buy, redeem or exchange shares
    . to change the registration on your account
    . for general correspondence

5  For express, registered or certified mail:
    Evergreen Service Company
    200 Berkeley Street
    Boston, MA 02116-5039

6  Visit us on-line:
    www.evergreen-funds.com

7  Regular communications you will receive:
    Account Statements -- You will receive quarterly statements for each Fund you invest in.

    Confirmation Notices -- We send a confirmation of any transaction you make within five days of the transaction.

    Annual and Semi-annual reports -- You will receive a detailed financial report on each Fund you invest in twice a year.

    Tax Forms -- Each January you will receive any Fund tax information you need to include in your tax returns as well as the Evergreen Tax Information Guide.

    For More Information About the Funds, Ask for:

    The Funds' most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

    The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

    For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment representative. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreen-funds.com.

    Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained for a duplication fee, by writing the SEC Public Reference Section, Washington, DC 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call the SEC at 1-800-SEC-0330.

                          Evergreen Distributor, Inc.
                                 90 Park Avenue
                            New York, New York 10016

                                               SEC File Nos.: 811-08413
                                               (Evergreen Equity Trust)
                                                      811-07246
                                            (Evergreen Fixed Income Trust)
                                                      811-08553
                                           (Evergreen International Trust)
21355


                                                 -----------------
[LOGO OF EVERGREEN FUNDS]                            BULK RATE
                                                        U.S.
201 South Tryon Street                                POSTAGE
Charlotte, NC 28288                                     PAID
                                                    PERMIT NO. 19
                                                      HUDSON, MA
                                                 -----------------

                             EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                              DOMESTIC GROWTH FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2000



           Evergreen Aggressive Growth Fund ("Aggressive Growth Fund")
              Evergreen Capital Growth Fund ("Capital Growth Fund")
                        Evergreen Fund ("Evergreen Fund")
                      Evergreen Growth Fund ("Growth Fund")
                     Evergreen Masters Fund ("Masters Fund")
                       Evergreen Omega Fund ("Omega Fund")
        Evergreen Small Company Growth Fund ("Small Company Growth Fund")
              Evergreen Stock Selector Fund ("Stock Selector Fund")
            Evergreen Strategic Growth Fund ("Strategic Growth Fund")
        Evergreen Tax Strategic Equity Fund ("Tax Strategic Equity Fund")


                     (Each a "Fund"; together, the "Funds")



             Each Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the "Trust").


         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus for the Fund in which you are interested dated February 1, 2000.


         The Funds are offered through a single prospectus offering Class A, Class B, Class C, and Class Y shares. You may obtain a copy of the prospectus without charge by calling (800) 343-2898 or downloading off our website at www.evergreen-funds.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are interested.


         Certain information may be incorporated by reference to the Funds' Annual Reports dated September 30, 1999. You may obtain a copy of an Annual Report without charge by calling (800)-343-2898 or downloading it off our website at www.evergreen-funds.com.



                                TABLE OF CONTENTS

PART 1
TRUST HISTORY...................................................................................................1-3
INVESTMENT POLICIES.............................................................................................1-3
OTHER SECURITIES AND PRACTICES..................................................................................1-5
PRINCIPAL HOLDERS OF FUND SHARES................................................................................1-5
EXPENSES
1-13
PERFORMANCE....................................................................................................1-20
COMPUTATION OF CLASS A OFFERING PRICE ........................................................................ 1-21
SERVICE PROVIDERS..............................................................................................1-22
FINANCIAL STATEMENTS...........................................................................................1-24

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...................................................2-1
PURCHASE AND REDEMPTION OF SHARES..............................................................................2-12
SALES CHARGE WAIVERS AND REDUCTIONS............................................................................2-14
PRICING OF SHARES..............................................................................................2-15
PERFORMANCE CALCULATIONS.......................................................................................2-17
PRINCIPAL UNDERWRITER..........................................................................................2-19
DISTRIBUTION EXPENSES UNDER RULE 12b-1.........................................................................2-20
TAX INFORMATION................................................................................................2-22
BROKERAGE......................................................................................................2-25
ORGANIZATION...................................................................................................2-26
INVESTMENT ADVISORY AGREEMENT..................................................................................2-27
MANAGEMENT OF THE TRUST........................................................................................2-29
CORPORATE AND MUNICIPAL BOND RATINGS...........................................................................2-31
ADDITIONAL INFORMATION.........................................................................................2-41

                                     PART 1


                                  TRUST HISTORY


         The Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part. On October 15, 1999, in connection with the reorganization of the Mentor Funds, Evergreen Capital Growth Fund (formerly Mentor Capital Growth Portfolio) and Evergreen Growth Fund (formerly Mentor Growth Portfolio) changed their names.



                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS


         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.


         1. Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2. Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5. Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.


                         OTHER SECURITIES AND PRACTICES


         For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to all Funds unless noted otherwise:

Money Market Instruments
U.S. Government Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
 (not applicable to Growth Fund)

Repurchase Agreements

Reverse Repurchase Agreements (not applicable to Growth Fund)
Options
Futures Transactions
Foreign Securities (not applicable to Aggressive Growth Fund, Evergreen Fund or
  Growth Fund)
Foreign Currency Transactions (not applicable to Aggressive Growth Fund,
  Evergreen Fund or Growth Fund)
Illiquid and Restricted Securities (not applicable to Capital Growth Fund or
  Growth Fund)
Investment in Other Investment Companies (not applicable to Capital Growth Fund or Growth Fund)
Short Sales (not  applicable to Capital Growth Fund or Growth Fund)
Convertible Securities
Warrants
Dollar Roll Transactions  (applicable only to Capital Growth Fund)
Derivatives (not applicable to Capital Growth Fund and Growth Fund) Premium Securities (applicable only to Capital Growth Fund and Growth Fund) Securities Lending Limited Partnerships (applicable only to Small Company Growth
  Fund, Strategic Growth Fund and Tax Strategic Equity Fund)


                        PRINCIPAL HOLDERS OF FUND SHARES


         As of January 3, 2000, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.


         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of January 3, 2000.


                ----------------------------------------------------------------

                Aggressive Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         9.436%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Aggressive Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Aggressive Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         13.21%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484

                Lavedna Ellingson, Douglas Ellingson JT WROS
                8510 McClintock                                      6.839%
                Tempe, AZ  85384-2527

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Aggressive Growth Fund Class Y
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                                                                     51.53%
                First Union National Bank Trust Accounts
                Attn: Ginny Batten 11th Floor CMG-1151
                301 S. Tryon Street
                Charlotte, NC  28202-1915
                                                                     18.32%
                First Union National Bank Trust Accounts
                Attn: Ginny Batten 11th Floor CMG-1151
                301 S. Tryon Street
                Charlotte, NC  28202-1915

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Capital Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------

                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Capital Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Capital Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Capital Growth Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------

                None


                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank EB/INT                     27.44%
                Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                First Union National Bank EB/INT                     9.65%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Clearing Corporation                           5.17%
                Plumbers & Pipe Fitters Local Union
                901 East Byrd Street
                Richmond, VA  23219

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Clearing Corporation FBO                       22.62%
                Judith Druyanoff Kandel
                12850 SW 4 Court #205
                Pembroke Pines, FL  33027

                MLPF&S for the sole benefit of its customers         15.86%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484

                First Union Securities                               12.86%
                Iowa Signal & Electric Co.
                111 East Kilbourn Avenue
                Milwaukee, IA  50325-1251

                First Clearing Corporation FBO                       9.60%
                Troy S. Penley SEPP
                3283 NC 18 & US 64
                Morganton, NC  28655

                First Clearing Corporation                           6.13%
                Guarantee & Trust TTEE FBO
                Sheryl W. Loop
                6103 Dorchester Street
                Springfield, VA  22150-2412

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Growth Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank                            94.88%
                Attn: Kay Lavender
                1525 W. WT Harris Boulevard
                Charlotte, NC  28262-8522

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         7.02%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         15.48%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                Robert L. Farner                                     11.11%
                Robert L. Farner Assoc. Profit Sharing Plan
                U/A Dtd. 12/8/69
                204 E. Santa Fe
                Box 485
                Toluca, IL  61369-0485

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank Trust Accounts             84.50%
                Attn: Ginny Batten 11th Floor CMG-1151
                301 S. Tryon Street
                Charlotte, NC  28202-1915

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Omega Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Omega Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Omega Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         15.33%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Omega Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank Cash Account               14.93%
                Attn: Trust Operations Fund Group
                1525 West WT Harris Boulevard
                Charlotte, NC  28262-8522

                First Union National Bank Reinvest Account           12.31%
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor
                Charlotte, NC  28202-1911

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Small Company Growth Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Small Company Growth Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         18.39%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Small Company Growth Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         36.67%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484
                Fred Kavli
                14501 E. Los Angeles Avenue                          7.39%
                Moorpark, CA  93021-9738

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Small Company Growth Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank Cash Account               58.28%
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor
                Charlotte, NC  28202-1911

                Robert P. Geroch                                     35.11%
                12325 Algonquin Road
                Palos Park, IL  60464-1937

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Stock Selector Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Stock Selector Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         9.15%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Stock Selector Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union Securities Inc. FBO                      9.53%
                Gary L. Hildebrandt
                111 East Kilbourn Avenue
                Milwaukee, TX  76034-8689

                Donaldson Lufkin Jenrette Securities Corp. Inc.      32.22%
                P.O. Box 2052
                Jersey City, NJ  07303-9998

                Resources Trust Company CUST IRA FBO                 8.00%
                John G. Leckie
                P.O. Box 5900
                Denver, CO  80217-5900

                First Clearing Corporation                           6.39%
                Don Richard Howell SEP IRA
                P.O. Box 308
                Ellerbe, NC  28338-0308

                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Stock Selector Fund Class Y
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------


                First Union National Bank BK/EB/INT                  60.51%
                Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                First Union National Bank BK/EB/INT                  36.48%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Strategic Growth Fund Class A
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Strategic Growth Fund Class B
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Strategic Growth Fund Class C
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                None

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Strategic Growth Fund Class Y
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                First Union National Bank BK/EB/INT                  50.59%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor CMG 1151
                Charlotte, NC  28202-1911

                First Union National Bank                            23.77%
                Trust Accounts
                Attn: Ginny Batten CMG 1151 11th Floor
                301 S. Tryon Street
                Charlotte, NC  28202-1915

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Tax Strategic Equity Fund Class A
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                PaineWebber FBO                                      8.26%
                James W. Garvey Charitable Remainder Unitrust
                U/IND DTD 3/30/93
                1081 S. Glendale
                Wichita, KS  67218

                ---------------------------------------------------- -----------

                ---------------------------------------------------- -----------

                Tax Strategic Equity Fund Class B
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         8.36%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Tax Strategic Equity Fund Class C
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                MLPF&S for the sole benefit of its customers         17.43%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484

                NFSC FEBO                                            7.19%
                Nancy J. Vandenput
                1314 Orlando Drive
                Green Bay, WI  54313

                Lara Nehemiah & Associates FBO                       5.82%
                Zelma Morrison TTEE JA Manfuso Trust
                FBO Zelma Morrison U/A DTD 1-8-1998
                7705 Chatham Road
                Chevy Chase, MD  20815

                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                Tax Strategic Equity Fund Class Y
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------


                L. Charles Hilton Jr. Lela G. Hilton JT WROS         54.48%
                4116 North Highway 231
                Panama City, FL  32404-9235

                Nola Maddox Falcone                                  29.12%
                70 Drake Road
                Scarsdale, NY  10583-6447

                ---------------------------------------------------- -----------


                                    EXPENSES


Advisory Fees

     Each Fund has its own investment advisor. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.


     Evergreen Asset Management Corp. ("EAMC") is the investment advisor to Tax Strategic Equity Fund. EAMC is entitled to receive from the Fund an annual fee equal to 0.87% of the average daily net assets of the Fund. EAMC is also the investment advisor to Evergreen Fund. EAMC is entitled to receive an annual fee based on the Fund's average daily net assets, as follows:


                  ---------------------------------- =================

                  Average Daily Net Assets           Fee
                  ---------------------------------- =================
                  ---------------------------------- =================


                         first $750 million               0.90%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $250 million               0.80%

                  ---------------------------------- =================
                  ---------------------------------- =================


                           Over $1 billion                0.70%

                  ---------------------------------- =================



         Evergreen Investment Management ("EIM") (formerly known as Capital Management Group), a division of First Union National Bank ("FUNB"), is the investment advisor to Masters Fund. EIM is entitled to receive from Masters Fund an annual fee equal to 0.87% of the average daily net assets of the Fund.

         Evergreen Investment Management Company ("EIMC") is the investment advisor to Aggressive Growth Fund and Omega Fund. EIMC is entitled to receive from Aggressive Growth Fund an annual fee equal to 0.52% of the average daily net assets of the Fund and from Omega Fund an annual fee based on the Fund's average daily net assets, as follows:



                  ---------------------------------- =================

                      Average Daily Net Assets             Fee
                  ---------------------------------- =================
                  ---------------------------------- =================


                         first $250 million               0.66%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $250 million               0.585%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $500 million               0.510%

                  ---------------------------------- =================
                  ---------------------------------- =================


                           over $1 billion                0.410%

                  ---------------------------------- =================



         EIMC is also the investment advisor to Small Company Growth Fund and Strategic Growth Fund. EIMC is entitled to receive from each of these Funds an annual fee based on the Fund's average daily net assets, as follows:



                  ---------------------------------- =================

                      Average Daily Net Assets             Fee
                  ---------------------------------- =================
                  ---------------------------------- =================


                         first $100 million               0.61%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $100 million               0.56%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $100 million               0.51%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $100 million               0.46%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $100 million               0.41%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $500 million               0.36%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          next $500 million               0.31%

                  ---------------------------------- =================
                  ---------------------------------- =================


                          over $1.5 billion               0.26%

                  ---------------------------------- =================



         Meridian Investment Company ("MIC") is the investment advisor to Stock Selector Fund. MIC is entitled to receive from Stock Selector Fund an annual fee equal to 0.66% of the average daily net assets of the Fund, MIC has agreed to limit the expenses of the Fund until August 2000.


         Mentor Investment Advisors, LLC ("Mentor Advisors") is the investment advisor to Capital Growth Fund and Growth Fund. Mentor Advisors is entitled to receive from Capital Growth Fund an annual fee equal to 0.80% of the average daily net assets of the Fund and from Growth Fund an annual fee equal to 0.70% of the average daily net assets of the Fund.



Advisory Fees Paid


         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

  ------------------------------------------------------------------------ -------------------- =================

                                                                           Advisory             Advisory
                                                                           Fee                  Fee
  Fund                                                                      Paid                Waived

  ------------------------------------------------------------------------ -------------------- =================
  ===============================================================================================================


  Year or Period Ended September 30, 1999

  ------------------------------------------------------------------------ -------------------- =================


  Aggressive Growth Fund                                                   $1,470,729           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Capital Growth Fund                                                      $4,069,089           -0-

  ------------------------------------------------------------------------ -------------------- =================


  Evergreen Fund                                                           $18,282,740          -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Growth Fund                                                              $3,600,834           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Masters Fund(a)                                                          $1,762,332           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Omega Fund                                                               $3,375,183           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Small Company Growth Fund                                                $4,527,512           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Stock Selector Fund                                                      $3,346,783           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Strategic Growth Fund                                                    $5,150,970           -0-

                                                                           -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Tax Strategic Equity Fund                                                $137,638             $123,734

  ------------------------------------------------------------------------ -------------------- =================
  ===============================================================================================================

  Year or Period Ended 1998
  ===============================================================================================================


  Aggressive Growth Fund                                                   $1,390,081           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Capital Growth Fund                                                      $2,153,467           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Evergreen Fund                                                           $17,536,054          -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Growth Fund                                                              $4,204,377           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Omega Fund                                                               $2,214,127           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Small Company Growth Fund                                                $6,367,129           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Stock Selector Fund (b)                                                  $968,973             $85,492

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Stock Selector Fund                                                      $4,270,615           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Strategic Growth Fund                                                    $4,870,007           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Tax Strategic Equity Fund (c)                                            $2,079               $2,079

  ------------------------------------------------------------------------ -------------------- =================
  ===============================================================================================================

  Year or Period Ended 1997
  ===============================================================================================================
  ------------------------------------------------------------------------ -------------------- =================


  Aggressive Growth Fund                                                   $1,013,344           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Capital Growth Fund                                                      $1,063,903           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Evergreen Fund                                                           $13,089,112          -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Growth Fund                                                              $3,238,498           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Omega Fund(d)                                                            $1,480,178           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Small Company Growth Fund (e)                                            $2,387,425           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Small Company Growth Fund                                                $7,788,033           -0-

  ------------------------------------------------------------------------ -------------------- =================
  ------------------------------------------------------------------------ -------------------- =================


  Stock Selector Fund                                                      $3,459,108           -0-

  ------------------------------------------------------------------------ -------------------- =================


  Strategic Growth Fund (f)                                                $3,205,753           -0-

  ------------------------------------------------------------------------ -------------------- =================


(a) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.
(b) For the three months ended September 30, 1999. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(c)  Tax Strategic Equity Fund commenced investment operations on 9/4/1998.
(d) For the nine months ended September 30, 1997. Omega Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(e) For the four months ended September 30, 1997. Small Company Growth Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
(f) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.

Sub-Advisory Fees Paid

         Lieber & Company ("Lieber") acts as sub-advisor to Evergreen Fund and Tax Strategic Equity Fund and is reimbursed by EAMC for the costs of providing sub-advisory services. EAMC acts as the sub-advisor to a segment of the Masters Fund and receives a sub-advisory fee equal to 0.50% of the first $500 million of the Masters Fund's average daily net assets managed by EAMC, 0.40% of the next $500 million of such net assets, and 0.35% of such net assets in excess of $1 billion. OppenheimerFunds, Inc. ("Oppenheimer"), MFS Institutional Advisors, Inc. ("MFS") and Putnam Investment Management, Inc. ("Putnam") each also manage a segment of the Masters Fund. EIM pays Oppenheimer, MFS and Putnam fees equal in the aggregate up to 0.50% of the Masters Fund's average daily net assets. Below are the sub-advisory fees paid by the investment advisors to the sub-advisors for the last three fiscal years or periods:


--------------------------------------- -------------------------------------------------------------------

                                                              Sub-Advisory Fee Paid

--------------------------------------- -------------------------------------------------------------------
--------------------------------------- -------------------- --------------------- ------------------------

                                                                                   Oppenheimer
                                                                                   MFS
Fund                                    EAMC                 Lieber                Putnam

--------------------------------------- -------------------- --------------------- ------------------------
-----------------------------------------------------------------------------------------------------------


Year or Period Ended September 30, 1999

-----------------------------------------------------------------------------------------------------------
--------------------------------------- -------------------- --------------------- ------------------------

Evergreen Fund                          N/A                  $18,273,599           N/A

--------------------------------------- -------------------- --------------------- ------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Masters Fund (g)                        $303,974             N/A                   $939,858

--------------------------------------- -------------------- --------------------- ------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Tax Strategic Equity Fund               N/A                  $137,569              N/A

--------------------------------------- -------------------- --------------------- ------------------------
-----------------------------------------------------------------------------------------------------------


Year or Period Ended 1998

-----------------------------------------------------------------------------------------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Evergreen Fund                          N/A                  $17,527,286           N/A

--------------------------------------- -------------------- --------------------- ------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Tax Strategic Equity Fund (h)           N/A                  $2,078                N/A

--------------------------------------- -------------------- --------------------- ------------------------
-----------------------------------------------------------------------------------------------------------


Year or Period Ended 1997

-----------------------------------------------------------------------------------------------------------
--------------------------------------- -------------------- --------------------- ------------------------


Evergreen Fund                          N/A                  $13,082,567           N/A

--------------------------------------- -------------------- --------------------- ------------------------


(g) For the period from December 31, 1998 (commencement of operations) to September 30, 1999.
(h) Tax Strategic Equity Fund commenced investment operations on 9/4/1998.


Brokerage Commissions


         Below are the brokerage commissions paid by each Fund and brokerage commissions paid by the applicable Funds to Lieber, First Union Securities, Inc. (formerly known as Wheat First Securities) ("First Union Securities") or Everen Securities, Inc. ("Everen"), for the last three fiscal years or periods. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.


---------------------------------------------------- ----------------- -------------- ---------------- ==============

                                                     Total Paid to     Total Paid     Total Paid to    Total paid

Fund/Fiscal Year or Period                           All Brokers       to Lieber      First Union      to Everen
                                                                                      Securities

---------------------------------------------------- ----------------- -------------- ---------------- ==============

Year or Period Ended 1999
=====================================================================================================================
---------------------------------------------------- ----------------- -------------- ------------------ ============

Aggressive Growth Fund                               $348,579          N/A            $4,512             N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Capital Growth Fund                                  $392,325          N/A            $110,545           N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Evergreen Fund                                       $1,518,844        $657,786       N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Growth Fund                                          $316,311          N/A            $36,441            N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Masters Fund (i)                                     $519,980          $122,777       N/A                $828

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Omega Fund                                           $1,353,427        N/A            $14,841            N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Small Company Growth Fund                            $2,468,166        N/A            $10,272            N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Stock Selector Fund                                  $800,984          N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Strategic Growth Fund                                $2,473,266        N/A            $19,356            N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Tax Strategic Equity Fund                            $52,397           $45,122        N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============





=====================================================================================================================

Year or Period Ended 1998
=====================================================================================================================
---------------------------------------------------- ----------------- -------------- ------------------ ============


Aggressive Growth Fund                               $127,761          N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Capital Growth Fund                                  $920,105          N/A            $104,188           $63,266

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Evergreen Fund                                       $507,457          $405,182       N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Growth Fund                                          $2,620,649        N/A            $148,289           $20,738

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Omega Fund                                           $512,446          N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Small Company Growth Fund                            $2,527,607        N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Stock Selector Fund (j)                              $81,289           N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Stock Selector Fund                                  $840,644          N/A            N/A                N/A

---------------------------------------------------- ----------------- -------------- ------------------ ============
---------------------------------------------------- ----------------- -------------- ------------------ ============


Strategic Growth Fund                                $162,350          N/A            N/A                N/A

---------------------------------------------------- ================= -------------- ------------------ ============


Tax Strategic Equity Fund (k)                        $5,853            $5,693         N/A                N/A

---------------------------------------------------- ================= -------------- ------------------ ============





---------------------------------------------------- ----------------- -------------- --------------- ===============

                                                     Total Paid to     Total Paid     Total Paid to   Total paid to

Fund/Fiscal Year or Period                           All Brokers       to Lieber      First Union     Everen
                                                                                      Securities

---------------------------------------------------- ----------------- -------------- --------------- ===============

Year or Period Ended 1997
---------------------------------------------------- ----------------- ==============================================
---------------------------------------------------- ----------------- ----------------- --------------- ============


Aggressive Growth Fund                               $677,860          N/A               N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Capital Growth Fund                                  $275,151          N/A               $29,226         $9,793

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Evergreen Fund                                       $503,276          $416,953          N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Growth Fund                                          $1,482,817        N/A               $101,434        $2,331

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Omega Fund (l)                                       $403,294          N/A               N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Small Company Growth Fund                            $1,891,397        N/A               N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ----------------- ----------------- --------------- ============


Stock Selector Fund                                  $1,026,435        N/A               N/A             N/A

---------------------------------------------------- ----------------- ----------------- --------------- ============
---------------------------------------------------- ================= ----------------- --------------- ============


Strategic Growth Fund (m)                            $1,144,065        N/A               N/A             N/A

---------------------------------------------------- ================= ----------------- --------------- ============


(i)  For  the  period  from  December  31,  1998   (commencement  of  investment
operations) to September 30, 1999.
(j) For the three months ended September 30, 1999. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(k) Tax Strategic Equity Fund commenced investment operations on 9/4/1998.
(l) For the nine months ended September 30, 1997. Omega Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(m) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.


Percentage of Brokerage Commissions Paid to Lieber, First Union Securities, and
 Everen

         The tables below show, for the fiscal year or period ended September 30, 1999, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Lieber, First Union Securities, and Everen and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Lieber, First Union Securities, and Everen. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.



---------------------------------- ----------------------------------- ===================================
                                                                       Percentage of Commissionable
                                                                       Transactions through Lieber


                                   Percentage of Commissions to
                                   Lieber
Fund
---------------------------------- ----------------------------------- ===================================
---------------------------------- ----------------------------------- ===================================

Evergreen Fund                     43.3%                               1.6%

---------------------------------- ----------------------------------- ===================================
---------------------------------- ----------------------------------- ===================================


Masters Fund                       67.7%                               N/A

---------------------------------- ----------------------------------- ===================================
---------------------------------- ----------------------------------- ===================================


Tax Strategic Equity Fund          86.1%                               93.3%

---------------------------------- ----------------------------------- ===================================


---------------------------------- ------------------ --------------------- ------------------ =====================
                                                      Percentage of
                                   Percentage of      Commissionable

                                   Commissions to     Transactions                             Percentage of
                                   First Union        through First Union   Percentage of      Commissionable
                                   Securities         Securities            Commissions to     Transactions

Fund                                                                        Everen             through Everen
                                                                            ------------------ =====================
---------------------------------- ------------------ ---------------------

Aggressive Growth Fund                   1.3%                 1.2%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Growth Fund                              11.5%                3.9%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Capital Growth Fund                      28.2%               11.4%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================
---------------------------------- ------------------ --------------------- ================== =====================


Masters Fund                              N/A                 N/A                 0.7%                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Omega Fund                               1.1%                 0.7%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Small Company Growth Fund
                                         0.4%                 0.1%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================


Strategic Growth Fund                    0.8%                 0.2%                 N/A                 N/A

---------------------------------- ------------------ --------------------- ================== =====================



Portfolio Turnover

         The Funds, with the exception of Tax Strategic Equity Fund, generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.


Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

-------------------------------------------------------------- -------------------- ==================

                                                               Total Underwriting   Underwriting
                                                               Commissions          Commissions
Fund/Fiscal Year or Period                                                          Retained
-------------------------------------------------------------- -------------------- ==================

Year or Period Ended 1999
======================================================================================================
-------------------------------------------------------------- -------------------- ==================

Aggressive Growth Fund                                         $437,490             $7,010

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Capital Growth Fund                                            $404,779             $55,269

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Evergreen Fund                                                 $3,126,728           $34,013

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Growth Fund                                                    $614,858             $83,953

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Masters Fund (n)                                               $4,354,040           -0-

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Omega Fund                                                     $10,103,331          $81,805

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Small Company Growth Fund                                      $447,699             -0-

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Stock Selector Fund                                            $63,918              $3,020

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Strategic Growth Fund                                          $554,207             $14,187

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Tax Strategic Equity Fund                                      $307,795             $6,430

-------------------------------------------------------------- -------------------- ==================
======================================================================================================

Year or Period Ended 1998
======================================================================================================
-------------------------------------------------------------- -------------------- ==================


Aggressive Growth Fund                                         $414,138             $19,289

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Capital Growth Fund                                            $320,153             $320,153

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Evergreen Fund                                                 $10,689,087          $233,260

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Growth Fund                                                    $231,016             $231,016

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Omega Fund                                                     $790,103             $25,765

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Small Company Growth Fund                                      $958,402             $2,569

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Stock Selector Fund                                            $110,148             $10,160

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Stock Selector Fund (o)                                        $5,836               $324

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Strategic Growth Fund                                          $883,936             $12,462

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Tax Strategic Equity Fund (p)                                  $477                 $52

-------------------------------------------------------------- -------------------- ==================
======================================================================================================

Year or Period Ended 1997
======================================================================================================
-------------------------------------------------------------- -------------------- ==================


Aggressive Growth Fund                                         $278,145             $21,472

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================

                                                               $132,159             $132,159
Capital Growth Fund

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Evergreen Fund                                                 $1,464,361           $129,417

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================

                                                               $116,796             $116,796
Growth Fund

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Omega Fund (q)                                                 $254,113             $19,806

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Small Company Growth Fund (r)                                  $878,274             $22,796

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================


Small Company Growth Fund                                      $17,885,604          $13,187,854

-------------------------------------------------------------- -------------------- ==================
-------------------------------------------------------------- -------------------- ==================
                                                               $646,769             $14,708

Strategic Growth Fund (s)

-------------------------------------------------------------- -------------------- ==================


Stock Selector Fund                                            $96,837              $4,819

-------------------------------------------------------------- -------------------- ==================


(n) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.
(o) For the three months ended September 30, 1999. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(p)  Tax Strategic Equity Fund commenced investment operations on 9/4/1998.
(q) For the nine months ended September 30, 1997. Omega Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(r) For the four months ended September 30, 1997. Small Company Growth Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
(s) For the eleven months ended September 30, 1997. Strategic Growth Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.


12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended September 30, 1999. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

--------------------------- ---------------------------------- ---------------------------------- ================================
                            Class A                            Class B                            Class C

Fund
---------------------------
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
                                            Service Fees       Distribution     Service Fees      Distribution      Service Fees
                                                               Fees                               Fees
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============

Aggressive Growth Fund                      $403,975           $364,688         $121,563          $30,977           $10,326

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Capital Growth Fund                         $642,323           -0-              -0-               $1,887,791        $629,264

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Evergreen Fund                              $516,968           $5,171,528       $1,723,843        $103,327          $34,442

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Growth Fund                                 $251,717           -0-              -0-               $2,854,567        $951,522

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Masters Fund                                $330,910           $372,740         $124,247          $21,252           $7,084

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Omega Fund                                  $592,955           $1,642,750       $547,583          $149,456          $49,819

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Small Company Growth Fund                   $1,737,875         $1,045,523       $348,507          $23,980           $7,993

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Stock Selector Fund                         $50,314            $8,744           $2,915            $52               $17

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Strategic Growth Fund                       $2,145,390         $895,009         $298,336          $14,778           $4,926

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============
--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============


Tax Strategic Equity Fund                   $8,480             $36,807          $12,269           $8,911            $2,970

--------------------------- --------------- ------------------ ---------------- ----------------- ----------------- ==============

Trustee Compensation


         Listed below is the Trustee compensation paid by the Trust individually for the fiscal year ended September 30, 1999 and by the Trust and the eleven other trusts in the Evergreen Fund Complex for the calendar year ended December 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

         ---------------------------------- ------------------------------ ================================

                                                                             Total Compensation from the
                                                                           Evergreen Fund Complex for the
                                             Aggregate Compensation from   calendar year ended12/31/1999*
                                              Trust for the fiscal year
                                                   ended 9/30/1999

                      Trustee
         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================

         Laurence B. Ashkin                 $5,448                         $75,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Charles A. Austin, III             $5,458                         $75,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Arnold H. Dreyfuss**               N/A                            N/A

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         K. Dun Gifford                     $5,456                         $73,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         James S. Howell***                 $7,113                         $99,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Leroy Keith Jr.                    $5,434                         $73,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Gerald M. McDonnell                $5,480                         $75,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Thomas L. McVerry                  $6,288                         $86,500

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Louis W. Moelchert, Jr.**          N/A                            N/A

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         William Walt Pettit                $5,434                         $68,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         David M. Richardson                $5,465                         $73,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Russell A. Salton, III             $5,669                         $79,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Michael S. Scofield                $7,003                         $79,500

         ---------------------------------- ------------------------------ ================================


         Richard J. Shima                   $5,465                         $73,000

         ---------------------------------- ------------------------------ ================================
         ---------------------------------- ------------------------------ ================================


         Richard K. Wagoner                 N/A                            N/A

         ---------------------------------- ------------------------------ ================================


* Certain Trustees have elected to defer all or part of their total compensation for the calendar year ended December 31, 1999. The amounts listed below will be payable in later years to the respective Trustees:

                           Austin           $11,325
                           McVerry          $86,500
                           Howell           $79,200
                           Salton           $78,500
                           Petit            $68,000
                           McDonnell        $75,500


** Arnold H. Dreyfuss, Louis W. Moelchert, Jr. and Richard K. Wagoner were elected to the Board of Trustees on December 16, 1999.


***  As of January 1, 2000, James S. Howell retired and became Trustee Emeritus.

                                   PERFORMANCE

Total Return


         Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of September 30, 1999. The returns for Masters Fund are cumulative. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.



----------------------- -------------------- --------------------- -------------------- =====================
                                                                   Ten Years or Since
                                                                   Inception            Inception Date
Fund/Class              One Year             Five Years            Of Class             of Class
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================

Aggressive Growth Fund (t)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 30.42%               17.12%                15.87%               4/15/1983
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 31.00%               17.38%                16.10%               7/7/1995
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 33.90%               17.54%                16.08%               8/3/1995

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 37.36%               18.57%                16.58%               7/11/1995
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Capital Growth Fund (u)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 14.50%               20.68%                14.62%               4/29/1992
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 15.21%               21.67%                15.36%               10/25/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 17.08%               20.89%                14.53%               4/29/1992

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 20.57%               21.96%                15.44%               11/19/1997
----------------------- -------------------- --------------------- -------------------- =====================
-------------------------------------------------------------------------------------------------------------


Evergreen Fund (v)

-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 9.88%                15.67%                11.13%               1/3/1995
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 9.65%                15.90%                11.33%               1/3/1995
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 12.67%               16.08%                11.32%               1/3/1995

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 15.79%               17.17%                11.85%               10/15/1971
----------------------- -------------------- --------------------- -------------------- =====================





=============================================================================================================


Growth Fund (w)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 8.47%                12.06%                10.90%               6/5/1995
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 8.01%                12.14%                11.07%               10/18/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 11.01%               12.40%                11.07%               4/15/1985

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 14.08%               12.59%                11.10%               11/19/1997
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Masters Fund (x)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                         N/A                  N/A           0.50%                12/31/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                         N/A                  N/A           0.10%                12/31/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class C                         N/A                  N/A           0.00%                12/31/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                         N/A                  N/A           0.70%                12/31/1998
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Omega Fund (t)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 32.95%               20.45%                16.54%               4/29/1968
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 33.57%               20.42%                16.51%               8/2/1993
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 36.52%               20.60%                16.52%               8/2/1993

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 39.99%               21.75%                17.17%               1/13/1997
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Small Company Growth Fund (y)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 32.99%               8.65%                 12.66%               1/20/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 33.95%               8.73%                 12.51%               9/11/1935
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 36.65%               8.92%                 12.30%               1/26/1998

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 40.01%               10.00%                13.50%               1/26/1998
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Stock Selector Fund (t)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 28.82%               20.01%                16.43%               2/28/1990
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 29.25%               18.55%                15.80%               11/7/1997
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 32.95%               21.13%                17.00%               6/30/1999

----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 35.49%               21.40%                17.13%               2/21/1995
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================


Strategic Growth Fund (y)

=============================================================================================================

Class A                 24.00%               19.12%                14.87%               1/20/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 24.15%               19.42%                14.88%               9/11/1935
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 27.15%               19.42%                14.50%               1/22/1998

----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 30.48%               20.60%                15.72%               6/30/1999
----------------------- -------------------- --------------------- -------------------- =====================


Tax Strategic Equity Fund (v)

=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================

Class A                 25.44%                       N/A           30.75%               9/4/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class B                 26.03%                       N/A           32.54%               10/14/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================


Class C                 29.22%                       N/A           36.35%               11/4/1998

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                 32.34%                       N/A           37.43%               9/1/1998
----------------------- -------------------- --------------------- -------------------- =====================


(t) Historical performance shown for Classes B, C, Y prior to their inception reflects is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for these Classes B and C would have been lower while returns for Class Y would have been higher.


(u) Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

(v) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

(w) Historical performance shown for Classes A, B and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns of Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.

(x) Performance shown for all classes are cumulative returns. Classes A, B, C and Y have an inception date of 12/31/98. The returns reported are not annualized returns due to the Fund's inception date.

(y) Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.


                      COMPUTATION OF CLASS A OFFERING PRICE


         Class A shares are sold at the net asset value ("NAV") plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at September 30, 1999. For more information, see "Pricing of Shares" in
Part 2 of this SAI.


       ------------------------------------- ------------ -------------- ------------- ==============
                                                                         Per Share     Offering
                                                          Net Asset      Sales Charge  Price Per
       Fund                                               Value                        Share
       ------------------------------------- ------------ -------------- ------------- ==============

       Aggressive Growth Fund                             $25.87         4.75%         $27.16

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Capital Growth Fund                                $24.38         4.75%         $25.60

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Evergreen Fund                                     $24.24         4.75%         $25.45

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Growth Fund                                        $15.99         4.75%         $16.79

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Omega Fund                                         $26.82         4.75%         $28.16

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Masters Fund                                       $10.05         4.75%         $10.55

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Small Company Growth Fund                          $6.47          4.75%         $6.79

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Stock Selector Fund                                $20.06         4.75%         $21.06

       ------------------------------------- ------------ -------------- ------------- ==============
       ------------------------------------- ------------ -------------- ------------- ==============


       Strategic Growth Fund                              $11.03         4.75%         $11.58

       ------------------------------------- ------------ -------------- ------------- ==============


       Tax Strategic Equity Fund                          $14.01         4.75%         $14.71

       ------------------------------------- ------------ -------------- ------------- ==============



                                SERVICE PROVIDERS

Administrator


         Evergreen  Investment  Services,  Inc.  ("EIS"),  200 Berkeley  Street,
Boston, MA 02116 serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from each Fund at the rate of 0.10% of each Fund's average daily net assets, and for Capital Growth and Growth Fund at the annual rate of 0.15% of each Fund's average daily net assets.


     For the fiscal year ended September 30, 1999 for Evergreen Fund, the administration fee was paid by the investment advisor and was not a fund expense. Below are the administrative service fees paid (under a prior fee arrangement) for the last three fiscal years or periods:



-------------------------------------------------------------- =================


Fund/Fiscal Year or Period                                     Administrative
                                    Fee Paid

-------------------------------------------------------------- =================


Year or Period Ended September 30, 1999

================================================================================
-------------------------------------------------------------- =================


Aggressive Growth Fund                                         $48,293

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Capital Growth Fund                                            $650,694

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Evergreen Fund                                                 N/A

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Growth Fund                                                    $637,352

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Masters Fund (z)                                               $35,850

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Omega Fund                                                     $59,410

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Small Company Growth Fund                                      $104,938

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Stock Selector Fund                                            $89,398

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Strategic Growth Fund                                          $140,909

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Tax Strategic Equity Fund                                      $2,815

-------------------------------------------------------------- =================

================================================================================


Year or Period Ended 1998

================================================================================
-------------------------------------------------------------- =================


Aggressive Growth Fund                                         $55,254

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Capital Growth Fund                                            $269,183

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Evergreen Fund                                                 N/A

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Growth Fund                                                    $600,625

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Omega Fund                                                     $50,291

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Small Company Growth Fund                                      $223,424

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Stock Selector Fund                                            $19,034

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Stock Selector Fund (aa)                                       $1,442,337

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Strategic Growth Fund                                          $155,809

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Tax Strategic Equity Fund (bb)                                 $59

-------------------------------------------------------------- =================
================================================================================


Year or Period Ended 1997

================================================================================
-------------------------------------------------------------- =================


Aggressive Growth Fund                                         $51,010

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Capital Growth Fund                                            $132,988

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Evergreen Fund                                                 N/A

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Growth Fund                                                    $462,643

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Omega Fund (cc)                                                $33,135

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Small Company Growth Fund (dd)                                 $165,513

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Small Company Growth Fund                                      $17,039

-------------------------------------------------------------- =================
-------------------------------------------------------------- =================


Strategic Growth Fund (ee)                                     $87,178

-------------------------------------------------------------- =================


Stock Selector Fund                                            $341,000

-------------------------------------------------------------- =================


(z) For the period from December 31, 1998 (commencement of investment operations) to September 30, 1999.
(aa) For the three months ended September 30, 1999. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(bb) Tax Strategic Equity Fund commenced investment operations on 9/4/1998.
(cc) For the nine months ended September 30, 1997. Omega Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(dd) For the four months ended September 30, 1997. Small Company Growth Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
(ee) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.


Transfer Agent


         Evergreen Service Company ("ESC"), P.O. Box 2121, Boston, MA 02106, a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:


                 ----------------------------- --------------- ==============

                                                 Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 Fund Type
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Monthly Dividend Funds            $25.32          $9.00

                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Quarterly Dividend Funds          $24.60          $9.00

                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Semiannual Dividend Funds         $23.40          $9.00

                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Annual Dividend Funds             $23.40          $9.00

                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============


                 Money Market Funds                $25.32          $9.00

                 ----------------------------- --------------- ==============



* For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
**Closed accounts are maintained on the system in order to facilitate historical and tax information.


Distributor


         Evergreen Distributor, Inc.("EDI"), 90 Park Avenue, New York, NY 10016, markets the Funds through broker-dealers and other financial representatives.


Independent Auditors


         KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of each Fund.


Custodian


         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties.


Legal Counsel


         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, provides legal advice to the Funds.

                              FINANCIAL STATEMENTS


         The  audited   financial   statements  and  the  reports   thereon  are
incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from Evergreen Service Company, P.O. Box 2121, Boston, MA 02106-2121, or by calling ESC toll-free at 1-800-343-2898.




                                 EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

         (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA").
The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised, resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.
Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc. ("EDI"), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarily, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor. In addition, the provisions allow the Funds to be competitive in the mutual fund industry, where similar allowances are common.


Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                          CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase..................      5.00%
         Second 12-month period following the month of purchase..      4.00%
         Third 12-month period following the month of purchase...      3.00%
         Fourth 12-month period following the month of purchase..      3.00%
         Fifth 12-month period following the month of purchase...      2.00%
         Sixth 12-month period following the month of purchase...      1.00%
         Thereafter..............................................      0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 2.00% on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

      REDEMPTION TIME                                            CDSC RATE

      Month of purchase and the first 12-month
      period following the month of purchase.....................    2.00%
      Second 12-month period following the month of purchase.....    1.00%
      Thereafter.................................................    0.00%

        See "Contingent Deferred Sales Charge" below.

     Class C shares purchased through an omnibus account with Merrill Lynch will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Institutional Shares, Institutional Service Shares

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional and Institutional Service shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Institutional and Institutional Service shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

                  5. an automatic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily (or twice daily, for Money Market Funds) on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                                 [OBJECT OMITTED]

         P = initial payment of $1,000 T = average annual total return N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                                 [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                 [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                        ------------------------------- ---------------

                                   Class A                  0.75%*
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class B                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class C                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                            Institutional Service           0.75%*
                        ------------------------------- ---------------

                  * Currently limited to 0.25% or less to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.

         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                                  ----------------------------- -------------
                                  Class A                       0.25%*
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class B                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class C                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Institutional Service         0.25%*
                                  ----------------------------- -------------

                  *May be lower. See the expense table in the prospectus of the
                    Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, and Institutional Service shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by Evergreen Asset Management Company ("EAMC"), Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will, to the extent practicable, effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The foregoing is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, and K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc.(real estate development).

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State Street Research & Management Company
                                                                 (investment advice); Director, The Andover Companies
                                                                 (insurance); and Trustee, Arthritis Foundation of New
                                                                 England.

Arnold H. Dreyfuss                   Trustee                     Chairman, Eskimo Pie Corporation; Trustee, Mentor Funds,
(DOB: 9/2/28)                                                    Mentor Variable Investment Portfolios, Mentor Institutional
                                                                 Trust, and Cash Resource Trust; Director, America's
                                                                 Utility Fund, Inc.; Formerly, Chairman and Chief
                                                                 Executive Officer, Hamilton Beach/Proctor-Silex, Inc.

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and Wine; Chairman and President,
                                                                 Oldways Preservation and Exchange Trust (education);
                                                                 former Chairman of the Board, Director, and Executive
                                                                 Vice President, The London Harness Company (leather
                                                                 goods purveyor); former Managing Partner, Roscommon
                                                                 Capital Corp.; former Chief Executive Officer, Gifford
                                                                 Gifts of Fine Foods; former Chairman, Gifford, Drescher
                                                                 & Associates (environmental consulting).


Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                   (steel producer).

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union.

Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Director, America's
                                                                 Utility Fund, Inc.; Trustee, The Common Fund, Mentor
                                                                 Variable Investment Portfolios, Mentor Funds, Mentor In
                                                                 stitutional Trust, and Cash Resource Trust.

William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     President, Richardson & Runden & Company (executive search
(DOB: 9/14/41)                                                   and advisory services); former Vice Chairman, DHR
                                                                 International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                   Chairman of the Board      Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       of Trustees

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement); Director of CTG Resources, Inc. (natural
                                                                 gas), Hartford Hospital, Old State House Association, and
                                                                 Enhance Financial Services, Inc.; former Director Middlesex
                                                                 Mutual Assurance Company; former Chairman, Board of
                                                                 Trustees, Hartford Graduate Center; Trustee, Greater
                                                                 Hartford YMCA.

Richard K. Wagoner, CFA              Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, First Union
                                                                 Corporation; former consultant to the Board of Trustees
                                                                 of the Evergreen Funds; former member, New York Stock
                                                                 Exchange; member, North Carolina Securities Traders
                                                                 Association; member, Financial Analysts Society.

Anthony J. Fischer*                  President and               Vice President/Client Services, BISYS Fund Services.
(DOB: 2/10/59)                       Treasurer

Nimish S. Bhatt**                    Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union National Bank; former
                                                                 Senior Tax Consulting/Acting Manager, Investment Companies
                                                                 Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft**                         Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.

*      Address: BISYS Fund Services, 90 Park Avenue, New York, New York 10016
**     Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001



                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                                       COMPARISON OF LONG-TERM BOND RATINGS

     ----------------- ---------------- --------------- =================================================
     MOODY'S           S&P              FITCH           Credit Quality
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

                       D                DDD/DD/D        In Default
     ----------------- ---------------- --------------- =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.


CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                             EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                             EVERGREEN EQUITY TRUST
   Evergreen Capital Income and Growth Fund ("Capital Income and Growth Fund")

                            EVERGREEN MUNICIPAL TRUST
            Evergreen Municipal Income Fund ("Municipal Income Fund")

                          EVERGREEN FIXED INCOME TRUST
          Evergreen Short-Duration Income Fund ("Short-Duration Fund")

                     (Each a "Fund," together, the "Funds")

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2000



                 Each Fund is a series of an open-end management
                       investment company known as either
                Evergreen Equity Trust, Evergreen Municipal Trust
                or Evergreen Fixed Income Trust (each a "Trust")

         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated February 1, 2000, for the Fund in which you are interested. The Funds are offered through the prospectus offering Class A, Class C and Class Y shares. You may obtain the prospectus by calling (800) 343-2898 or downloading it off our website at www.evergreen-funds.com.

         The information in Part 1 of this SAI is specific information about the Funds in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are interested.

         Certain information may be incorporated by reference to each Fund's Annual Report dated September 30, 1999. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898 or downloading it off our website at www.evergreen-funds.com.


o:/mentor/sai-pt1-mentordyingfunds.doc

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY.............................................................1-1
INVESTMENT POLICIES.......................................................1-1
OTHER SECURITIES AND PRACTICES............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES..........................................1-4
EXPENSES..................................................................1-5
PERFORMANCE...............................................................1-9
COMPUTATION OF CLASS A OFFERING PRICE ...................................1-10
SERVICE PROVIDERS........................................................1-11
FINANCIAL STATEMENTS.....................................................1-12


PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.............2-1
PURCHASE AND REDEMPTION OF SHARES........................................2-17
SALES CHARGE WAIVERS AND REDUCTIONS......................................2-19
PRICING OF SHARES........................................................2-22
PERFORMANCE CALCULATIONS.................................................2-23
PRINCIPAL UNDERWRITER....................................................2-25
DISTRIBUTION EXPENSES UNDER RULE 12b-1...................................2-26
TAX INFORMATION..........................................................2-28
BROKERAGE................................................................2-31
ORGANIZATION.............................................................2-32
INVESTMENT ADVISORY AGREEMENT............................................2-34
MANAGEMENT OF THE TRUST..................................................2-35
CORPORATE AND MUNICIPAL BOND RATINGS.....................................2-38
ADDITIONAL INFORMATION...................................................2-49

                                     PART 1

                                  TRUST HISTORY

         Each Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of its respective Trust. A copy of the Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part. Evergreen Capital Income and Growth Fund (formerly Mentor Income and Growth Portfolio), Evergreen Municipal Income Fund (formerly Mentor Municipal Income Portfolio) and Evergreen Short-Duration Income Fund (formerly Mentor Short-Duration Income Fund) changed their names on October 15, 1999 when each Fund converted from a series of the Mentor Funds into a series of the Evergreen Trusts. Class B shares of the Mentor Funds were redesignated as Class C shares of the Evergreen Funds.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversified Funds:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect 75% of its total assets, a diversified investment company may not invest more that 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more that 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund, except Municipal Income Fund, may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund, except Municipal Income Fund, may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.   Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         9.  Investment in Federally Tax Exempt Securities

         Municipal Income Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words "tax exempt," "tax free" or "municipal" in their names.


                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the various sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements (excluding Municipal Income Fund)
Reverse Repurchase Agreements
Dollar Roll Transactions (Capital Income and Growth Fund and
  Short-Duration Fund only)
Securities Lending
Swaps, Caps, Floors and Collars (Short-Duration only)
Options
Futures Transactions
Foreign Securities (Capital Income and Growth Fund and Short-Duration Fund only) Foreign Currency Transactions (Capital Income and Growth Fund and Short-Duration
  Fund only)
Premium Securities
High Yield, High Risk Bonds (Municipal Income Fund and Short-Duration Fund only) Illiquid and Restricted Securities
Investment in Other Investment Companies
Short  Sales
Zero  Coupon   "Stripped"   Bonds
Payment-in-kind  Securities
Mortgage-Backed or Asset-Backed Securities (Capital Income and Growth  Fund and
  Short-Duration  Fund only)
Real  Estate  Investment Trusts (Capital Income and Growth Fund only)



                        PRINCIPAL HOLDERS OF FUND SHARES

         As of December 31, 1999, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of December 31, 1999.

                    ------------------------------------------------------

                    Capital Income and Growth Fund  Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Capital Income and Growth Fund  Class C
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Capital Income and Growth Fund  Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Municipal Income Fund  Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Municipal Income Fund  Class C
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Municipal Income Fund  Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Short-Duration Fund   Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    First Union Securities Inc.               8.629%
                    Calaveras County Water Dist
                    111 East Kilbourn Avenue
                    Milwaukee, WI 53201
                    ----------------------------------------- ------------
                    ----------------------------------------- ------------
                    First Union Securities, Inc.              5.252%
                    Nevada Transportation Network
                    Self Insured Group
                    111 East Kilbourn Avenue
                    Milwaukee, WI 53201
                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Short-Duration Fund   Class C
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Short-Duration Fund   Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------
                    None
                    ----------------------------------------- ------------



                                    EXPENSES

Advisory Fees

          Each Fund has its own investment advisor. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         Mentor Investment Advisors, LLC ("Mentor Advisors") is the investment advisor to the Funds. Mentor Advisors is entitled to receive from Capital Income and Growth Fund an annual fee equal to 0.75% of its average daily net assets, from Municipal Income Fund an annual fee equal to 0.60% of its average daily net assets, and from Short-Duration Fund an annual fee equal to 0.50% of its average daily net assets.

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal periods.

  ---------------------------------- ---------------------- ===================
  Fund/Fiscal Year                     Advisory Fee Paid   Advisory Fees Waived
  ---------------------------------- ---------------------- ===================
  ========================================================= ===================

  Year Ended 1999
  ==============================================================================
  ---------------------------------- ----------------------- ===================
  Capital Income and Growth Fund           $2,001,452                 $0
  ---------------------------------- ----------------------- ===================
  ---------------------------------- ----------------------- ===================
  Municipal Income Fund                     $729,071                  $0
  ---------------------------------- ----------------------- ===================
  ---------------------------------- ----------------------- ===================
  Short-Duration Fund                       $906,876                $49,357
  ---------------------------------- ----------------------- ===================
  ==============================================================================

  Year Ended 1998
  ========================================================== ===================
  ---------------------------------- ----------------------- ===================
  Capital Income and Growth Fund           $1,638,729                 $0
  ---------------------------------- ----------------------- ===================
  ---------------------------------- ----------------------- ===================
  Municipal Income Fund                     $557,332                  $0
  ---------------------------------- ----------------------- ===================
  ---------------------------------- ----------------------- ===================
  Short-Duration Fund                       $504,097               $180,523
  ---------------------------------- ----------------------- ===================
  ==============================================================================
  Year Ended 1997
  ========================================================== ===================
  ---------------------------------- ----------------------- ===================
  Capital Income and Growth Fund            $947,276                  $0
  ---------------------------------- ----------------------- ===================
  ---------------------------------- ----------------------- ===================
  Municipal Income Fund                     $370,232                  $0
  ---------------------------------- ----------------------- ===================
  ---------------------------------- ----------------------- ===================
  Short-Duration Fund                       $185,354                $55,521
  ---------------------------------- ----------------------- ===================

Brokerage Commissions

         Below are the total amounts paid by each Fund in brokerage commissions for the last three fiscal periods. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

  ---------------------------------- =============== =============== ===========
  Fund                                    1999            1998            1997
  ---------------------------------- =============== =============== ===========
  ---------------------------------- --------------- --------------- ===========
  Capital Income and Growth Fund        $385,945        $920,105       $275,151
  ---------------------------------- --------------- --------------- ===========
  ---------------------------------- --------------- --------------- ===========
  Municipal Income Fund                  $2,600         $18,968         $5,044
  ---------------------------------- --------------- --------------- ===========
  ---------------------------------- --------------- --------------- ===========
  Short-Duration Fund                      $0              $0             $0
  ---------------------------------- --------------- --------------- ===========

         The following table shows brokerage commissions paid by each Fund to First Union Securities, Inc. for the periods indicated:

  ---------------------------------- =============== =============== ===========

  Fund                                Fiscal year      Fiscal year   Fiscal year
                                         1999            1998          1997
  ---------------------------------- =============== =============== ===========
  ---------------------------------- --------------- --------------- ===========
  Capital Income and Growth Fund        $119,507        $73,192        $101,434
  ---------------------------------- --------------- --------------- ===========
  ---------------------------------- --------------- --------------- ===========
  Municipal Income Fund                   $0               $0             $0
  ---------------------------------- --------------- --------------- ===========
  ---------------------------------- --------------- --------------- ===========
  Short-Duration Fund                     $0               $0             $0
  ---------------------------------- --------------- --------------- ===========

Portfolio Turnover

         The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income. Underwriting Commissions

         Below are the underwriting commissions retained by each Fund by the principal underwriter for the last three fiscal periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

-------------------------------------------- ==================================

                                             Underwriting Commissions Retained
Fund/Fiscal Year or Period
-------------------------------------------- ==================================
===============================================================================

Year or Period Ended 1999
===============================================================================
-------------------------------------------- ==================================
Capital Income and Growth Fund                             $33,089
-------------------------------------------- ==================================
-------------------------------------------- ==================================
Municipal Income Fund                                      $8,536
-------------------------------------------- ==================================
-------------------------------------------- ==================================
Short-Duration Fund                                        $4,597
-------------------------------------------- ==================================
===============================================================================

Year or Period Ended 1998
===============================================================================
-------------------------------------------- ==================================
Capital Income and Growth Fund                            $169,108
-------------------------------------------- ==================================
-------------------------------------------- ==================================
Municipal Income Fund                                      $80,007
-------------------------------------------- ==================================
-------------------------------------------- ==================================
Short-Duration Fund                                        $4,833
-------------------------------------------- ==================================
===============================================================================
Year or Period Ended 1997
===============================================================================
-------------------------------------------- ==================================
Capital Income and Growth Fund                             $59,230
-------------------------------------------- ==================================
-------------------------------------------- ==================================
Municipal Income Fund                                      $21,433
-------------------------------------------- ==================================
-------------------------------------------- ==================================
Short-Duration Fund                                         $867
-------------------------------------------- ==================================

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund with respect to the Class A shares and Class C shares for the fiscal year ended September 30, 1999. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

----------------------------------- =================================== =======================================

                                                 Class A                               Class C

                                    =================================== =======================================
                                    ---------------- ------------------ -------------------- ==================

Fund                                Distribution     Service Fees        Distribution Fees
                                    Fees                                                     Service Fees
----------------------------------- ---------------- ------------------ -------------------- ==================
----------------------------------- ---------------- ------------------ -------------------- ==================
Capital Income and Growth Fund            $0             $286,877           $1,140,812           $380,270
----------------------------------- ---------------- ------------------ -------------------- ==================
----------------------------------- ---------------- ------------------ -------------------- ==================
Municipal Income Fund                     $0             $157,398            $292,555            $146,277
----------------------------------- ---------------- ------------------ -------------------- ==================
----------------------------------- ---------------- ------------------ -------------------- ==================
Short-Duration Fund                       $0             $322,468            $157,161            $130,967
----------------------------------- ---------------- ------------------ -------------------- ==================


Trustee Compensation

         Listed below is the Trustee compensation paid by each Trust individually for the Trust's fiscal year end and by the Trust and the twelve other trusts in the Evergreen Fund Complex for the calendar year ended December 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

         ------------------------------- ------------------------------ =============================
                                                                          Total Compensation from
                                          Aggregate Compensation from   Trust and Fund Complex Paid
                                          Fixed Income Trust for the        to Trustees for the
                                          fiscal year ended 6/30/1999       calendar year ended
                                                                               12/31/1999***
                    Trustee
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                   $1,004                        $75,000
         Laurence B. Ashkin
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $1,004                        $75,000
         Charles A. Austin, III
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                      $0                             $0
         Arnold H. Dreyfuss*
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                     $976                         $75,000
         K. Dun Gifford
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $1,312                        $97,000
         James S. Howell**
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                     $976                         $75,000
         Leroy Keith Jr.
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $1,004                        $75,000
         Gerald M. McDonnell
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $1,173                        $85,000
         Thomas L. McVerry
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                      $0                             $0
         Louis W. Moelchert*
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                     $976                         $75,000
         William Walt Pettit
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                     $976                         $75,000
         David M. Richardson
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $1,004                        $77,000
         Russell A. Salton, III
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $1,109                        $102,000
         Michael S. Scofield
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                     $976                         $75,000
         Richard J. Shima
         ------------------------------- ------------------------------ =============================

         ------------------------------- ------------------------------ =============================
                                                                          Total Compensation from
                                          Aggregate Compensation from   Trust and Fund Complex Paid
                                          Equity Trust for the fiscal       to Trustees for the
                                             year ended 3/31/1999           calendar year ended
                                                                               12/31/1999***
                    Trustee
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $22,911                       $75,000
         Laurence B. Ashkin
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $22,911                       $75,000
         Charles A. Austin, III
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                      $0                             $0
         Arnold H. Dreyfuss*
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $22,141                       $75,000
         K. Dun Gifford
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $29,532                       $97,000
         James S. Howell**
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $22,141                       $75,000
         Leroy Keith Jr.
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $22,911                       $75,000
         Gerald M. McDonnell
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $26,295                       $85,000
         Thomas L. McVerry
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                      $0                             $0
         Louis W. Moelchert*
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $22,141                       $75,000
         William Walt Pettit
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $22,928                       $75,000
         David M. Richardson
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $23,378                       $77,000
         Russell A. Salton, III
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $23,378                       $102,000
         Michael S. Scofield
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $22,141                       $75,000
         Richard J. Shima
         ------------------------------- ------------------------------ =============================

         ------------------------------- ------------------------------ =============================
                                                                          Total Compensation from
                                          Aggregate Compensation from   Trust and Fund Complex Paid
                                            Municipal Trust for the         to Trustees for the
                                          fiscal year ended 5/31/1999       calendar year ended
                                                                               12/31/1999***
                    Trustee
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $4,763                        $75,000
         Laurence B. Ashkin
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,381                        $75,000
         Charles A. Austin, III
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                      $0                             $0
         Arnold H. Dreyfuss*
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,321                        $75,000
         K. Dun Gifford
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $3,046                        $97,000
         James S. Howell**
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,321                        $75,000
         Leroy Keith Jr.
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,381                        $75,000
         Gerald M. McDonnell
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,747                        $85,000
         Thomas L. McVerry
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                      $0                             $0
         Louis W. Moelchert*
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,321                        $75,000
         William Walt Pettit
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,313                        $75,000
         David M. Richardson
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,381                        $77,000
         Russell A. Salton, III
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,608                        $102,000
         Michael S. Scofield
         ------------------------------- ------------------------------ =============================
         ------------------------------- ------------------------------ =============================
                                                    $2,321                        $75,000
         Richard J. Shima
         ------------------------------- ------------------------------ =============================

         *Arnold H. Dreyfuss and Louis W. Moelchert were elected to the Boards of Trustees on December 16, 1999.
        **Trustee Emeritus, retired 12/31/1999.
       ***Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 1999.
          The amounts listed below will be payable in later years to the respective Trustees:

                  Austin            $75,000
                  Howell            $77,600
                  McDonnell         $75,000
                  McVerry           $85,000
                  Pettit            $75,000
                  Salton            $77,000
                  Scofield          $61,200



                                   PERFORMANCE

Total Return

         Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of September 30, 1999. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

--------------------- -------------------- --------------------- -------------------- ===================

Fund/Class            One Year             Five Years            Ten Years or Since   Inception Date
                                                                 Inception            of Class
--------------------- -------------------- --------------------- -------------------- ===================
=========================================================================================================

Capital Income and Growth Fund (a)
=========================================================================================================
--------------------- -------------------- --------------------- -------------------- ===================
Class A                      2.75%                13.14%               12.23%             5/24/1993
--------------------- -------------------- --------------------- -------------------- ===================
--------------------- -------------------- --------------------- -------------------- ===================
Class C                      5.06%                13.40%               12.28%             5/24/1993
--------------------- -------------------- --------------------- -------------------- ===================
--------------------- -------------------- --------------------- -------------------- ===================
Class Y                      8.21%                13.86%               12.64%             11/19/1997
--------------------- -------------------- --------------------- -------------------- ===================
=========================================================================================================

Municipal Income Fund(a)

=========================================================================================================
--------------------- -------------------- --------------------- -------------------- ===================
Class A                     -8.19%                4.75%                 5.33%             4/29/1992
--------------------- -------------------- --------------------- -------------------- ===================
--------------------- -------------------- --------------------- -------------------- ===================
Class C                     -5.77%                5.15%                 5.42%             4/29/1992
--------------------- -------------------- --------------------- -------------------- ===================
--------------------- -------------------- --------------------- -------------------- ===================
Class Y                     -3.34%                5.80%                 6.04%             11/19/1997
--------------------- -------------------- --------------------- -------------------- ===================
=========================================================================================================

Short-Duration Fund(b)

=========================================================================================================
--------------------- -------------------- --------------------- -------------------- ===================
Class A                      1.38%                5.83%                 5.65%             6/16/1995
--------------------- -------------------- --------------------- -------------------- ===================
--------------------- -------------------- --------------------- -------------------- ===================
Class C                     -0.91%                5.66%                 5.37%             4/29/1994
--------------------- -------------------- --------------------- -------------------- ===================
--------------------- -------------------- --------------------- -------------------- ===================
Class Y                      1.63%                5.80%                 5.51%             11/19/1997
--------------------- -------------------- --------------------- -------------------- ===================

(a) Historical performance shown for Class Y prior to its inception is based on the performance of Class A, one of the original classes offered along with Class
C. This historical return for Class Y has not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have lower while Class Y would have been higher.

(b) Historical performance shown for Classes A and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fee. These fees for Class A are 0.25% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.

Yields

         Below are the current yields of the Funds for the 30-day period ended September 30, 1999. For more information, see "30-Day Yield" under "Performance Calculations" in Part 2 of this SAI.

===========================================================================================

                                       30-Day Yield
===========================================================================================
------------------------------------------ -------------- ------------------ ==============

Fund                                          Class A          Class C          Class Y
------------------------------------------ -------------- ------------------ ==============
------------------------------------------ -------------- ------------------ ==============
Capital Income and Growth Fund                 2.18%            1.56%            2.68%
------------------------------------------ -------------- ------------------ ==============
------------------------------------------ -------------- ------------------ ==============
Municipal Income Fund                          4.64%            4.38%            5.37%
------------------------------------------ -------------- ------------------ ==============
------------------------------------------ -------------- ------------------ ==============
Short-Duration Fund                            5.73%            5.49%            6.24%
------------------------------------------ -------------- ------------------ ==============


                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $100,000 based upon the NAV of each Fund's Class A shares at September 30, 1999. For more information, see "Purchase and Redemption of Shares" and "Pricing of Shares."

------------------------------------------ ----------------------- --------------------- ==================

                                           Net Asset Value Per                           Offering Price
Fund                                       Share                   Sales Charge          Per Share
------------------------------------------ ----------------------- --------------------- ==================
------------------------------------------ ----------------------- --------------------- ==================
Capital Income and Growth Fund                     $19.54                 4.75%               $20.51
------------------------------------------ ----------------------- --------------------- ==================
------------------------------------------ ----------------------- --------------------- ==================
Municipal Income Fund                              $14.75                 4.75%               $15.49
------------------------------------------ ----------------------- --------------------- ==================
------------------------------------------ ----------------------- --------------------- ==================
Short-Duration Fund                                $12.20                 3.25%               $12.61
------------------------------------------ ----------------------- --------------------- ==================


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley Street, Boston, Massachusetts, 02116, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from Municipal Income Fund and Short-Duration Fund at the annual rate of 0.10% of each Fund's average daily net assets. EIS is entitled to receive a fee from Capital Income and Growth Fund at the annual rate of 0.15% of the Fund's average daily net assets.

Transfer Agent

         Evergreen Service Company ("ESC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a subsidiary of First Union Corporation, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Fund pays ESC annual fees as follows:

                 ----------------------------- --------------- ==============

                 Fund Type                       Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Monthly Dividend Funds            $25.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Quarterly Dividend Funds          $24.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Semiannual Dividend Funds         $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Annual Dividend Funds             $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Money Market Funds                $25.50          $9.00
                 ----------------------------- --------------- ==============

           *For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
         ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen Distributor, Inc. ("EDI"), 90 Park Avenue, New York, New York 10016, markets the Funds through broker-dealers and other financial representatives.


Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121.

                                 EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

         (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA").
The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised, resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.
Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc. ("EDI"), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarily, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor. In addition, the provisions allow the Funds to be competitive in the mutual fund industry, where similar allowances are common.


Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                          CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase..................      5.00%
         Second 12-month period following the month of purchase..      4.00%
         Third 12-month period following the month of purchase...      3.00%
         Fourth 12-month period following the month of purchase..      3.00%
         Fifth 12-month period following the month of purchase...      2.00%
         Sixth 12-month period following the month of purchase...      1.00%
         Thereafter..............................................      0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 2.00% on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

      REDEMPTION TIME                                            CDSC RATE

      Month of purchase and the first 12-month
      period following the month of purchase.....................    2.00%
      Second 12-month period following the month of purchase.....    1.00%
      Thereafter.................................................    0.00%

        See "Contingent Deferred Sales Charge" below.

     Class C shares purchased through an omnibus account with Merrill Lynch will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Institutional Shares, Institutional Service Shares

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional and Institutional Service shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Institutional and Institutional Service shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

                  5. an automatic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily (or twice daily, for Money Market Funds) on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                                 [OBJECT OMITTED]

         P = initial payment of $1,000 T = average annual total return N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                                 [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                 [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                        ------------------------------- ---------------

                                   Class A                  0.75%*
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class B                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class C                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                            Institutional Service           0.75%*
                        ------------------------------- ---------------

                  * Currently limited to 0.25% or less to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.

         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                                  ----------------------------- -------------
                                  Class A                       0.25%*
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class B                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class C                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Institutional Service         0.25%*
                                  ----------------------------- -------------

                  *May be lower. See the expense table in the prospectus of the
                    Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, and Institutional Service shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by Evergreen Asset Management Company ("EAMC"), Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will, to the extent practicable, effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The foregoing is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, and K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc.(real estate development).

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State Street Research & Management Company
                                                                 (investment advice); Director, The Andover Companies
                                                                 (insurance); and Trustee, Arthritis Foundation of New
                                                                 England.

Arnold H. Dreyfuss                   Trustee                     Chairman, Eskimo Pie Corporation; Trustee, Mentor Funds,
(DOB: 9/2/28)                                                    Mentor Variable Investment Portfolios, Mentor Institutional
                                                                 Trust, and Cash Resource Trust; Director, America's
                                                                 Utility Fund, Inc.; Formerly, Chairman and Chief
                                                                 Executive Officer, Hamilton Beach/Proctor-Silex, Inc.

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and Wine; Chairman and President,
                                                                 Oldways Preservation and Exchange Trust (education);
                                                                 former Chairman of the Board, Director, and Executive
                                                                 Vice President, The London Harness Company (leather
                                                                 goods purveyor); former Managing Partner, Roscommon
                                                                 Capital Corp.; former Chief Executive Officer, Gifford
                                                                 Gifts of Fine Foods; former Chairman, Gifford, Drescher
                                                                 & Associates (environmental consulting).


Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                   (steel producer).

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union.

Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Director, America's
                                                                 Utility Fund, Inc.; Trustee, The Common Fund, Mentor
                                                                 Variable Investment Portfolios, Mentor Funds, Mentor In
                                                                 stitutional Trust, and Cash Resource Trust.

William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     President, Richardson & Runden & Company (executive search
(DOB: 9/14/41)                                                   and advisory services); former Vice Chairman, DHR
                                                                 International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                   Chairman of the Board      Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       of Trustees

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement); Director of CTG Resources, Inc. (natural
                                                                 gas), Hartford Hospital, Old State House Association, and
                                                                 Enhance Financial Services, Inc.; former Director Middlesex
                                                                 Mutual Assurance Company; former Chairman, Board of
                                                                 Trustees, Hartford Graduate Center; Trustee, Greater
                                                                 Hartford YMCA.

Richard K. Wagoner, CFA              Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, First Union
                                                                 Corporation; former consultant to the Board of Trustees
                                                                 of the Evergreen Funds; former member, New York Stock
                                                                 Exchange; member, North Carolina Securities Traders
                                                                 Association; member, Financial Analysts Society.

Anthony J. Fischer*                  President and               Vice President/Client Services, BISYS Fund Services.
(DOB: 2/10/59)                       Treasurer

Nimish S. Bhatt**                    Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union National Bank; former
                                                                 Senior Tax Consulting/Acting Manager, Investment Companies
                                                                 Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft**                         Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.

*      Address: BISYS Fund Services, 90 Park Avenue, New York, New York 10016
**     Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001



                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                                       COMPARISON OF LONG-TERM BOND RATINGS

     ----------------- ---------------- --------------- =================================================
     MOODY'S           S&P              FITCH           Credit Quality
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

                       D                DDD/DD/D        In Default
     ----------------- ---------------- --------------- =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.


CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                             EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                      EVERGREEN EQUITY AND FIXED INCOME FUNDS



                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2000


            Evergreen Capital Balanced Fund ("Capital Balanced Fund")

                 Evergreen High Income Fund ("High Income Fund")

              Evergreen Quality Income Fund ("Quality Income Fund")

            Evergreen Perpetual Global Fund ("Perpetual Global Fund")


                     (Each a "Fund," together, the "Funds")


     Each Fund is a series of an open-end management investment company known as either Evergreen Equity Trust, Evergreen Fixed Income Trust or Evergreen International Trust (each a "Trust" or together the "Trusts")

         This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated February 1, 2000 for the Fund in which you are interested. The Funds are offered through a single prospectus offering Class A, Class B, Class C and Class Y shares. You may obtain a copy of the prospectus without charge by calling (800) 343-2898 or downloading it off our website at www.evergreen-funds.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Report dated September 30, 1999. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898 or downloading it off our website at www.evergreen-funds.com.

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY...........................................................1-1
INVESTMENT POLICIES.....................................................1-1
OTHER SECURITIES AND PRACTICES..........................................1-3
PRINCIPAL HOLDERS OF FUND SHARES........................................1-3
EXPENSES................................................................1-6
PERFORMANCE.............................................................1-9
COMPUTATION OF CLASS A OFFERING PRICE .................................1-11
SERVICE PROVIDERS......................................................1-11
FINANCIAL STATEMENTS...................................................1-13


PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES......2-1
PURCHASE AND REDEMPTION OF SHARES.................................2-14
SALES CHARGE WAIVERS AND REDUCTIONS...............................2-16
PRICING OF SHARES.................................................2-17
PERFORMANCE CALCULATIONS..........................................2-19
PRINCIPAL UNDERWRITER.............................................2-21
DISTRIBUTION EXPENSES UNDER RULE 12b-1............................2-22
TAX INFORMATION...................................................2-25
BROKERAGE.........................................................2-28
ORGANIZATION......................................................2-29
INVESTMENT ADVISORY AGREEMENT.....................................2-30
MANAGEMENT OF THE TRUSTS..........................................2-32
CORPORATE AND MUNICIPAL BOND RATINGS..............................2-34
ADDITIONAL INFORMATION............................................2-46

                                     PART 1

                                  TRUST HISTORY

         Each Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of a Trust. A copy of the Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.


         On October 18, 1999, Evergreen Capital Balanced Fund (formerly known as Mentor Balanced Portfolio), Evergreen High Income Fund (formerly known as Mentor High Income Portfolio), Evergreen Quality Income Fund (formerly known as Mentor Quality Income Portfolio), and Evergreen Perpetual Global Fund (formerly known as Mentor Perpetual Global Portfolio) were reorganized into a separate diversified series of an Evergreen Trust. In connection with this reorganization, the shares which were designated "Class B" under the separate
Mentor portfolios were redesignated "Class C" under an Evergreen Trust, effective October 18, 1999. In addition, on this same day each Fund added a new class of shares designated Class B.


                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversified Funds:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect 75% of its total assets, a diversified investment company may not invest more that 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more that 10% of the outstanding voting securities securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.   Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.   Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.


                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements Reverse Repurchase Agreements Dollar Roll Transactions Swaps, Caps, Floors and Collars Indexed Securities (applicable only to Perpetual Global Fund) Options Futures Transactions Foreign Securities Foreign Currency Transactions Premium Securities High Yield, High Risk Bonds (not applicable to Capital Balanced Fund) Illiquid and Restricted Securities (applicable only to High Income Fund) Zero Coupon "Stripped" Bonds Mortgage-Backed or
  Asset-Backed Securities (not applicable to Perpetual Global Fund)

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of January 1, 2000, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund. [To be confirmed in January.]

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of January 1, 2000.

                    ------------------------------------------------------

                    Capital Balanced Fund   Class A
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    Capital Balanced Fund  Class B
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    Capital Balanced Fund  Class C
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    Capital Balanced Fund  Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------

                    First Clearing Corp.
                    Gerald William Gaffney
                    1314 Upper Brandon Pl.
                    Norfolk, VA 23508-1135                         93.65%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    Daniel J. Ludeman
                    5105 Stratford Crescent
                    Richmond, VA 23226-1615                         6.36%

                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    High Income Fund  Class A
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    High Income Fund  Class B
                    ------------------------------------------------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    William P. Ahl & Marsha T. Ahl
                    111 East Kilbourn Ave.
                    Milwaukee, CA 93722-9227                  22.55%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    FBO S. Gary Garabedian
                    111 East Kilbourn Ave.
                    Milwaukee, CA 93710-3704                  14.97%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    Elisabeth More
                    111 East Kilbourn Ave.
                    Milwaukee, MA 02040-0146                  9.03%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    Rev. Inter Vivos Trust
                    111 East Kilbourn Ave.
                    Milwaukee, IL 61747-9663                  8.90%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Clearing Corp.
                    FBO Thomas R. Roberts
                    1 Everett St.
                    Rye, NY 10580                             6.95%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Clearing Corp.
                    Muriel H. Potter
                    972 Lindsley Dr.
                    Virginia Beach, VA 23454-3114             6.26%

                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    High Income Fund  Class C
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    High Income Fund  Class Y
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    Quality Income Fund   Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    Health Plan of San Mateo
                    111 East Kilbourn Ave.
                    Milwaukee, CA 94080-7000                  14.08%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    Southern CA Schools
                    Relief JPA (C/O Arcadia USD)
                    111 East Kilbourn Ave.
                    Milwaukee, CA 91007-6999                  5.02%

                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Quality Income Fund   Class B
                    ------------------------------------------------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    Stella L.. McKinney
                    111 East Kilbourn Ave.
                    Milwaukee, TX 79912-1605                  33.24%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    FBO Richard E. Peterson
                    111 East Kilbourn Ave.
                    Milwaukee, PA 16335                       22.15%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    FBO Nelse S. Beattie IRA
                    111 East Kilbourn Ave.
                    Milwaukee, MI 49442-2767                  18.26%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Union Securities, Inc.
                    Iowa Signal & Electric Co.
                    111 East Kilbourn Ave.
                    Milwaukee, IA 50325-1251                  13.95%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    First Clearing Corp.
                    William P. Ellison - IRA
                    FCC AS Custodian
                    2144 Congo St.
                    Akron, OH 44305-3769                      7.23%

                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Quality Income Fund   Class C
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    Quality Income Fund   Class Y
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    Perpetual Global Fund   Class A
                    ------------------------------------------------------
                    ----------------------------------------- ------------

                    First Clearing Corp.
                    MCV Phys. Global Acct.
                    Carl Gattuso Ex. Dir.
                    1001 E. Broad St.
                    Richmond, VA 23219-1990                   6.09%

                    ----------------------------------------- ------------
                    ------------------------------------------------------

                    Perpetual Global Fund   Class B
                    ------------------------------------------------------

                    ----------------------------------------- ------------
                    Stiffel Nicolaus & Co. Inc.
                    John Ashauer IRA
                    501 North Broadway
                    St. Louis, MO 63102,
                    WI 54130-3642                             13.96%

                    ----------------------------------------- ------------
                    ------------------------------------------------------
                    Perpetual Global Fund   Class C
                    ------------------------------------------------------
                    ------------------------------------------------------

                    None

                    ------------------------------------------------------
                    ------------------------------------------------------
                    Perpetual Global Fund   Class Y
                    ------------------------------------------------------
                    ----------------------------------------- ------------

                    Terry A. Prince
                    John H. Prince, Jr. Jt. Ten
                    6708 Hollow Oak Dr.
                    Mint Hill, NC 28227                       57.32%

                    ----------------------------------------- ------------
                    ----------------------------------------- ------------

                    Daniel J. Ludeman
                    5105 Stratford Crescent
                    Richmond, VA23226-1615                    42.68%

                    ----------------------------------------- ------------

                                    EXPENSES

Advisory Fees

          Each Fund has its own investment advisor. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         Mentor Investment Advisors, LLC ("Mentor Advisors") is the investment advisor to Capital Balanced Fund, High Income Fund and Quality Income Fund. The Funds have agreed to pay Mentor Advisors an annual fee for its services, expressed as a percentage of average daily net assets, as set forth below:

                  Fund                             Fee
                  Capital Balanced                 0.75%
                  High Income                      0.70%
                  Quality Income                   0.60%

         Mentor Perpetual Advisors, LLC ("Mentor Perpetual") is the investment advisor to Perpetual Global Fund. Mentor Perpetual is entitled to receive a fee from the Fund at the following annual rate of the Fund's average daily net assets:

                  1.10% on assets up to $75 million
                  1.00% on assets over $75 million

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

  ---------------------------------- ------------------- =====================
  Fund/Fiscal Year or Period          Advisory Fee Paid  Advisory Fees Waived
  ---------------------------------- ------------------- =====================
  ============================================================================
  Year Ended September 30, 1999
  ============================================================================
  ---------------------------------- ------------------- =====================
  Capital Balanced Fund                  $2,216,232               $0
  ---------------------------------- ------------------- =====================
  ---------------------------------- ------------------- =====================
  High Income Fund                       $1,635,473            $269,733
  ---------------------------------- ------------------- =====================
  ---------------------------------- ------------------- =====================
  Quality Income Fund                    $1,258,891            $312,164
  ---------------------------------- ------------------- =====================
  ---------------------------------- ------------------- =====================
  Perpetual Global Fund                  $2,082,585               $0
  ---------------------------------- ------------------- =====================
  ============================================================================
  Year or Period Ended September 30, 1998
  ============================================================================
  ---------------------------------- ------------------- =====================
  Capital Balanced Fund                    $31,721              $20,856
  ---------------------------------- ------------------- =====================
  ---------------------------------- ------------------- =====================
  High Income Fund(a)                     $175,891             $175,891
  ---------------------------------- ------------------- =====================
  ---------------------------------- ------------------- =====================
  Quality Income Fund                    $1,025,941            $204,530
  ---------------------------------- ------------------- =====================
  ---------------------------------- ------------------- =====================
  Perpetual Global Fund                  $1,612,495               $0
  ---------------------------------- ------------------- =====================
  ============================================================================
  Year Ended September 30, 1997
  ============================================================================
  ---------------------------------- ------------------- =====================
  Capital Balanced Fund                    $28,926              $20,072
  ---------------------------------- ------------------- =====================
  ---------------------------------- ------------------- =====================
  High Income Fund                           N/A                  N/A
  ---------------------------------- ------------------- =====================
  Quality Income Fund                     $572,539             $123,214
  ---------------------------------- ------------------- =====================
  Perpetual Global Fund                   $998,592                $0
  ---------------------------------- ------------------- =====================

     (a) For the period from 6/23/1998 (commencement of operations) through 9/30/1998.

Brokerage Commissions

         Below are the total amounts paid by each Fund in brokerage commissions for the last three fiscal years or periods. For more information regarding brokerage commissions, see "Brokerage" in Part II of the SAI.

                          ============================================
                                         September 30
========================= ============================================
Fund                          1999           1998           1997
------------------------- ------------- --------------- ==============

Capital Balanced Fund       $133,824       $12,356         $4,752

------------------------- ------------- --------------- ==============
------------------------- ------------- --------------- ==============

High Income Fund               $0           $0(a)           N/A

------------------------- ------------- --------------- ==============

Quality Income Fund            $0             $0            $900

------------------------- ------------- --------------- ==============
Perpetual Global Fund      $1,367,379     $1,272,077      $838,045
------------------------- ------------- --------------- ==============

     (a) For the period from 6/23/1998 (commencement of operations) through 9/30/1998.


         For the fiscal year ended September 30, 1999, Capital Balanced Fund paid First Union Securities, Inc. (formerly known as Wheat First Union) brokerage commissions totaling $28,367.


Percentage of Brokerage Commissions Paid to First Union Securities, Inc.

         The table below shows,  for the fiscal year ended  September  30, 1999,
(1) the percentage of aggregate brokerage commissions paid by Capital Balanced Fund to First Union Securities, Inc.; and (2) the percentage of the Fund's aggregate dollar amount of commissionable transactions effected through First Union Securities, Inc. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

--------------------- ----------------------------- ==========================
                                                    Percentage of
                                                    Commissionable
                      Percentage of Commissions to  Transactions through First
Fund                  First Union Securities, Inc.  Union Securities, Inc.
--------------------- ----------------------------- ==========================
--------------------- ----------------------------- ==========================

Capital Balanced Fund         21.2%                         2.6%

--------------------- ----------------------------- ==========================

Portfolio Turnover

         The Funds, generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

-------------------------------- ==========================================

                                        Total Underwriting Commissions

Fund/Fiscal Year or Period                    Paid and Retained
===========================================================================
Year or Period Ended 1999
===========================================================================
Capital Balanced Fund                             $48,765
-------------------------------- ==========================================
-------------------------------- ==========================================
High Income Fund                                  $14,687
-------------------------------- ==========================================
-------------------------------- ==========================================
Quality Income Fund                               $15,390
-------------------------------- ==========================================
Perpetual Global Fund                             $25,596
-------------------------------- ==========================================
===========================================================================
Year or Period Ended 1998
===========================================================================
Capital Balanced Fund                               N/A
-------------------------------- ==========================================
-------------------------------- ==========================================
High Income Fund (a)                              $56,138
-------------------------------- ==========================================
-------------------------------- ==========================================
Quality Income Fund                              $104,891
-------------------------------- ==========================================
Perpetual Global Fund                            $113,331
-------------------------------- ==========================================
===========================================================================
Year or Period Ended 1997
===========================================================================
Capital Balanced Fund                               N/A
-------------------------------- ==========================================
-------------------------------- ==========================================
High Income Fund                                    N/A
-------------------------------- ==========================================
Quality Income Fund                               $37,516
-------------------------------- ==========================================
Perpetual Global Fund                             $66,416
-------------------------------- ==========================================

     (a) For the period from 6/23/1998 (commencement of operations) through 9/30/1998.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund with respect to the Class A and Class C shares of the Funds for the fiscal year ended September 30, 1999. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

---------------------- ================ ==================================
                           Class A                    Class C
                       ================ ==================================
                       ---------------- ------------------ ===============
Fund                     Service Fees    Distribution Fees  Service Fees
---------------------- ---------------- ------------------ ===============
---------------------- ---------------- ------------------ ===============
Capital Balanced Fund      $240,418          $1,486,146       $495,382
---------------------- ---------------- ------------------ ===============
---------------------- ---------------- ------------------ ===============
High Income Fund           $340,268           $494,725        $243,829
---------------------- ---------------- ------------------ ===============
Quality Income Fund        $257,763           $533,574        $266,787
---------------------- ---------------- ------------------ ===============
Perpetual Global Fund      $203,547           $894,651        $298,217
---------------------- ---------------- ------------------ ===============

Trustee Compensation

         Listed below is the Trustee compensation paid by each Trust individually for the Trust's fiscal year end and by the Trust and the eleven other trusts in the Evergreen Fund Complex for the calendar year ended December 31, 1999. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

------------------------- ------------------------------------- ======================================
                           Aggregate Compensation from Fixed         Total Compensation from the
                            Income Trust for the fiscal year       Evergreen Fund Complex Paid to
                                    ended 4/30/1999             Trustees for the calendar year ended
            Trustee                                                         12/31/1999***
------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Laurence B. Ashkin                       $2,414                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Charles A. Austin, III                   $2,414                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Arnold H. Dreyfuss*                       N/A                                    N/A

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

K. Dun Gifford                           $2,345                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

James S. Howell**                        $3,040                                $97,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Leroy Keith Jr.                          $2,345                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Gerald M. McDonnell                      $2,414                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Thomas L. McVerry                        $2,758                                $85,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Louis W. Moelchert, Jr.*                  N/A                                    N/A

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

William Walt Pettit                      $2,523                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

David M. Richardson                      $2,150                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Russell A. Salton, III                   $2,414                                $77,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Michael S. Scofield**                    $2,500                               $102,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Richard J. Shima                         $2,345                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Richard K. Wagoner*                       N/A                                    N/A

------------------------- ------------------------------------- ======================================

------------------------- ------------------------------------- ======================================
                                                                  Total Compensation from Evergreen
                           Aggregate Compensation from Equity     Fund Complex Paid to Trustees for
                            Trust for the fiscal year ended     the calendar year ended 12/31/1999***
            Trustee                    3/31/1999
------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Laurence B. Ashkin                      $22,911                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Charles A. Austin, III                  $22,911                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Arnold H. Dreyfuss*                       N/A                                    N/A

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

K. Dun Gifford                          $22,141                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

James S. Howell**                       $29,532                                $97,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Leroy Keith Jr.                         $22,141                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Gerald M. McDonnell                     $22,911                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Thomas L. McVerry                       $26,295                                $85,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Louis W. Moelchert, Jr.*                  N/A                                    N/A

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

William Walt Pettit                     $22,141                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

David M. Richardson                     $22,928                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Russell A. Salton, III                  $23,378                                $77,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Michael S. Scofield**                   $23,378                               $102,000

------------------------- ------------------------------------- ======================================

Richard J. Shima                        $22,141                                $75,000

------------------------- ------------------------------------- ======================================

Richard K. Wagoner*                       N/A                                    N/A

------------------------- ------------------------------------- ======================================

------------------------- ------------------------------------- ======================================
                              Aggregate Compensation from            Total Compensation from the
                           International Trust for the fiscal      Evergreen Fund Complex Paid to
                                 year ended 10/31/1999          Trustees for the calendar year ended
            Trustee                                                         12/31/1999***
------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Laurence B. Ashkin                       $2,284                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Charles A. Austin, III                   $2,200                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Arnold H. Dreyfuss*                       N/A                                    N/A

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

K. Dun Gifford                           $2,140                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

James S. Howell**                        $2,984                                $97,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Leroy Keith Jr.                          $2,140                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Gerald M. McDonnell                      $2,454                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Thomas L. McVerry                        $2,728                                $85,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Louis W. Moelchert, Jr.*                  N/A                                    N/A

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

William Walt Pettit                      $2,292                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

David M. Richardson                      $2,122                                $75,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Russell A. Salton, III                   $2,465                                $77,000

------------------------- ------------------------------------- ======================================
------------------------- ------------------------------------- ======================================

Michael S. Scofield**                    $2,465                               $102,000

------------------------- ------------------------------------- ======================================

Richard J. Shima                         $2,258                                $75,000

------------------------- ------------------------------------- ======================================

Richard K. Wagoner*                       N/A                                    N/A

------------------------- ------------------------------------- ======================================


* Arnold H. Dreyfuss, Louis W. Moelchert, Jr. and Richard K. Wagoner were elected to the Boards of Trustees on December 16, 1999.

** On January 1, 2000, Michael S. Scofield became Chairman of the Boards and James S. Howell became Trustee Emeritus.

*** Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 1999. The amounts listed below will be payable in later years to the respective
     Trustees:


                  Austin            $11,250
                  Howell            $77,600
                  McDonnell         $75,000
                  McVerry           $85,000
                  Pettit            $75,000
                  Salton            $75,000
                  Scofield          $61,200

                                   PERFORMANCE

Total Return

         Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of September 30, 1999. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

----------------------- -------------------- --------------------- -------------------- =====================
                                                                   Ten Years or Since
                                                                    Inception Date of      Inception Date
      Fund/Class             One Year             Five Years              Class               of Class
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================
Capital Balanced Fund (a)
=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================
Class A                        7.34%                16.27%               15.79%              09/16/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class B                        6.87%                17.04%               16.58%              10/18/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class C                        9.87%                17.25%               16.70%              06/21/1994

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class Y                       12.91%                16.93%               16.90%              09/16/1998
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================
High Income Fund (b)
=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================
Class A                       -0.80%                 N/A                 -5.99%              06/23/1998
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class B                       -0.61%                 N/A                 -5.07%              10/18/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class C                        1.75%                 N/A                 -2.82%              06/23/1998

----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class Y                        4.10%                 N/A                 -2.31%              10/18/1999

----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================
Quality Income Fund (b)
=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================
Class A                       -7.51%                5.40%                 4.34%              04/29/1992
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class B                       -7.46%                6.12%                 5.03%              10/18/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class C                       -5.15%                5.93%                 4.52%              04/29/1992

----------------------- -------------------- --------------------- -------------------- =====================
Class Y                       -2.64%                6.45%                 5.04%              11/19/1997
----------------------- -------------------- --------------------- -------------------- =====================
Perpetual Global Fund (b)
=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================
Class A                       26.16%                14.00%               12.70%              03/29/1994
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class B                       27.42%                14.89%               13.60%              10/18/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================

Class C                       29.62%                14.28%               12.84%              03/29/1994

----------------------- -------------------- --------------------- -------------------- =====================
Class Y                       32.94%                15.23%               13.81%              11/19/1997
----------------------- -------------------- --------------------- -------------------- =====================


(a) Historical performance shown for Classes A, B and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and Y would have been higher.
(b) Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

         Below are the annual total returns for each Class of shares of the Perpetual Global Fund as of October 31, 1999. Perpetual Global changed its fiscal year end from September 30 to October 31 on October 15, 1999.

----------------------- -------------------- --------------------- -------------------- =====================
                                                                   Ten Years or Since   Inception Date   of
Fund/Class              One Year             Five Years            Inception            Class
----------------------- -------------------- --------------------- -------------------- =====================
=============================================================================================================
Perpetual Global Fund
=============================================================================================================
----------------------- -------------------- --------------------- -------------------- =====================
Class A                       19.00%                14.39%               13.16%              03/29/1994
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class B                       19.97%                15.29%               14.06%              10/18/1999
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class C                       23.10%                14.68%               13.28%              03/29/1994
----------------------- -------------------- --------------------- -------------------- =====================
----------------------- -------------------- --------------------- -------------------- =====================
Class Y                       25.34%                15.62%               14.26%              11/19/1997
----------------------- -------------------- --------------------- -------------------- =====================

Yields

         Below are the current yields of the Funds for the 30-day period ended September 30, 1999. For more information, see "30-Day Yield" under "Performance Calculations" in Part 2 of this SAI.

====================== ======================================================

                                          30-Day Yield
====================== ======================================================
---------------------- ------------ ------------ -------------- =============

Fund                      Class A      Class B       Class C       Class Y
---------------------- ------------ ------------ -------------- =============
---------------------- ------------ ------------ -------------- =============
Capital Balanced Fund      1.72%         N/A          1.08%         1.94%
---------------------- ------------ ------------ -------------- =============
---------------------- ------------ ------------ -------------- =============
High Income Fund           8.02%         N/A          7.91%          N/A
---------------------- ------------ ------------ -------------- =============
Quality Income Fund        5.52%         N/A          5.30%         6.11%
---------------------- ------------ ------------ -------------- =============
Perpetual Global Fund       N/A          N/A           N/A           N/A
---------------------- ------------ ------------ -------------- =============

                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $100,000 based upon the net asset value of each Fund's Class A shares at September 30, 1999. For more information, see "Pricing of Shares" in Part 2 of this SAI.

----------------------- --------------------- ---------------- ==============
                        Net Asset Value Per                    Offering Price
Fund                    Share                 Sales Charge     Per Share
----------------------- --------------------- ---------------- ==============
----------------------- --------------------- ---------------- ==============
Capital Balanced Fund           $15.15               4.75%          $15.91
----------------------- --------------------- ---------------- ==============
----------------------- --------------------- ---------------- ==============
High Income Fund                $10.29               4.75%          $10.80
----------------------- --------------------- ---------------- ==============
Quality Income Fund             $12.43               4.75%          $13.05
----------------------- --------------------- ---------------- ==============
Perpetual Global Fund           $23.09               4.75%          $24.24
----------------------- --------------------- ---------------- ==============

         Purchases of Class A shares of Perpetual Global aggregating less than $100,000 based upon the net asset value of Perpetual Global's Class A shares at October 31, 1999.

------------------------ --------------------- --------------- ===============

                         Net Asset Value Per                   Offering Price
Fund                     Share                 Sales Charge    Per Share
------------------------ --------------------- --------------- ===============
Perpetual Global Fund         $23.86               4.75%         $25.05
------------------------ --------------------- --------------- ===============


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") 200 Berkeley Street, Boston, Massachusetts 02106, serves as administrator to the Funds, subject to the supervision and control of the Trusts' Boards of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from each Fund at the annual rate of 0.10% for of the Fund's average daily net assets.

         Below are the administrative fees paid by each Fund (under a prior fee arrangement) for the last three fiscal years or periods.

  -------------------------------- -------------------- =====================
  Fund/Fiscal Year or Period        Administrative Fee    Administrative Fee
                                          Paid                  Waived
  -------------------------------- -------------------- =====================
  ===========================================================================
  Year Ended September 30, 1999
  ===========================================================================
  -------------------------------- -------------------- =====================

  Capital Balanced Fund                    $363,370                 $0

  -------------------------------- -------------------- =====================
  -------------------------------- -------------------- =====================

  High Income Fund                         $222,888                 $0

  -------------------------------- -------------------- =====================
  -------------------------------- -------------------- =====================

  Quality Income Fund                      $208,815                 $0

  -------------------------------- -------------------- =====================
  -------------------------------- -------------------- =====================

  Perpetual Global Fund                    $255,756                 $0

  -------------------------------- -------------------- =====================
  ===========================================================================
  Year or Period Ended September 30, 1998
  ===========================================================================
  -------------------------------- -------------------- =====================

  Capital Balanced Fund                    $4,219               $4,219

  -------------------------------- -------------------- =====================
  -------------------------------- -------------------- =====================
  High Income Fund(a)                       $24,979                 $0
  -------------------------------- -------------------- =====================
  -------------------------------- -------------------- =====================
  Quality Income Fund                      $174,343                 $0
  -------------------------------- -------------------- =====================
  -------------------------------- -------------------- =====================
  Perpetual Global Fund                    $153,750                 $0
  -------------------------------- -------------------- =====================
  ===========================================================================
  Year Ended September 30, 1997
  ===========================================================================
  -------------------------------- -------------------- =====================
  Capital Balanced Fund                       $0                    $0
  -------------------------------- -------------------- =====================
  -------------------------------- -------------------- =====================
  High Income Fund                            N/A                   N/A
  -------------------------------- -------------------- =====================
  Quality Income Fund                       $95,423                 $0
  -------------------------------- -------------------- =====================
  Perpetual Global Fund                     $92,753                 $0
  -------------------------------- -------------------- =====================

     (a) For the period from 6/23/1998 (commencement of operations) through 9/30/1998.

Transfer Agent

         Evergreen Service Company ("ESC"), P.O. Box 2121, Boston, Massachusetts 02106-2121, a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Fund pays ESC annual fees as follows:

                 ----------------------------- --------------- ==============

                 Fund Type                       Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Monthly Dividend Funds            $25.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Quarterly Dividend Funds          $24.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Semiannual Dividend Funds         $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Annual Dividend Funds             $23.50          $9.00
                 ----------------------------- --------------- ==============
                 ----------------------------- --------------- ==============

                 Money Market Funds                $25.50          $9.00
                 ----------------------------- --------------- ==============


     *For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.

     **Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

     Evergreen  Distributor,  Inc. ("EDI"),  90 Park Avenue,  New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, provides legal advice to the Funds.

                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling (800) 343-2898, or by downloading it off our website at www.evergreen-funds.com.

                                                                  1-1






                                 EVERGREEN FUNDS
                   Statement of Additional Information ("SAI")

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy. Evergreen Equity Income Fund may also invest in debt securities and high grade preferred stocks for defensive purposes when its investment advisor determines a temporary defensive strategy is warranted.

U.S. Government Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

         (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA").
The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options

         An option is a right to buy or sell a security for a specified price within a limited time period. The option buyer pays the option seller (known as the "writer") for the right to buy, which is a "call" option, or the right to sell, which is a "put" option. Unless the option is terminated, the option seller must then buy or sell the security at the agreed-upon price when asked to do so by the option buyer.

         The Fund may buy or sell put and call options on securities it holds or intends to acquire, and may purchase put and call options for the purpose of offsetting previously written put and call options of the same series. The Fund may also buy and sell options on financial futures contracts. The Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire.

         The Fund may write only covered options. With regard to a call option, this means that the Fund will own, for the life of the option, the securities subject to the call option. The Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If the Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised, resulting in a potential loss of value to the Fund.

Futures Transactions

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

         The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.
Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stocks of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Bonds

         The Fund may  invest in  municipal  bonds of any  state,  territory  or possession of the United States ("U.S."), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission ("SEC") and are freely exchanged on a securities exchange or in the over-the-counter market.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Distributor, Inc. ("EDI"), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to four different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of First Union National Bank ("FUNB") and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarily, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor. In addition, the provisions allow the Funds to be competitive in the mutual fund industry, where similar allowances are common.


Class B Shares

         The Fund offers Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                          CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase..................      5.00%
         Second 12-month period following the month of purchase..      4.00%
         Third 12-month period following the month of purchase...      3.00%
         Fourth 12-month period following the month of purchase..      3.00%
         Fifth 12-month period following the month of purchase...      2.00%
         Sixth 12-month period following the month of purchase...      1.00%
         Thereafter..............................................      0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of 2.00% on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

      REDEMPTION TIME                                            CDSC RATE

      Month of purchase and the first 12-month
      period following the month of purchase.....................    2.00%
      Second 12-month period following the month of purchase.....    1.00%
      Thereafter.................................................    0.00%

        See "Contingent Deferred Sales Charge" below.

        Class C shares may be purchased through an omnibus account with Merrill Lynch. Such purchasers will be charged a 1.00% CDSC if the Class C shares are redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Institutional Shares, Institutional Service Shares

         Each institutional class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Institutional and Institutional Service shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to EDI or its predecessor.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Institutional and Institutional Service shares.

         If you making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen Funds. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen Funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen Fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

                  5. an automatic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Income Plan of up to 1.0% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. Shares of any class of the Evergreen Select Funds may be exchanged for the same class of shares of any other Evergreen Select Fund. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its net asset value ("NAV") once daily (or twice daily, for Money Market Funds) on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                                                 [OBJECT OMITTED]

         P = initial payment of $1,000 T = average annual total return N = number of years
         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         [OBJECT OMITTED] [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                                                 [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                 [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C and Institutional Service shares, as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Class A, Class B, Class C and Institutional Service shares, as applicable, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                        ------------------------------- ---------------

                                   Class A                  0.75%*
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class B                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                                   Class C                  1.00%
                        ------------------------------- ---------------
                        ------------------------------- ---------------

                            Institutional Service           0.75%*
                        ------------------------------- ---------------

                  * Currently limited to 0.25% or less to be used exclusively as a shareholder service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay distribution or service fees greater than the amounts above.

         Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Class A, Class B, Class C and Institutional Service shares, as applicable. The compensation is based on a maximum annual percentage of the average daily net assets attributable to a class, as follows:

                                  ----------------------------- -------------
                                  Class A                       0.25%*
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class B                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Class C                       1.00%
                                  ----------------------------- -------------
                                  ----------------------------- -------------
                                  Institutional Service         0.25%*
                                  ----------------------------- -------------

                  *May be lower. See the expense table in the prospectus of the
                    Fund in which you are interested.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by the Fund's Distributor to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, and Institutional Service shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C and Institutional Service shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C and Institutional Service shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C and Institutional Service shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C and Institutional Service shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by the EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Code, as amended. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         If the Fund is advised by Evergreen Asset Management Company ("EAMC"), Lieber & Company, an affiliate of EAMC and a member of the New York and American Stock Exchanges, will, to the extent practicable, effect substantially all of the portfolio transactions effected on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The foregoing is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV"applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Banking Laws

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered, open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to, and in compliance with, the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB and its affiliates were prevented from continuing to provide for services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.


                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc.

         The Trust and FUNB have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, and K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years
Laurence B. Ashkin                   Trustee                     Real estate developer and construction consultant; and
(DOB: 2/2/28)                                                    President of Centrum Equities (real estate development) and
                                                                 Centrum Properties, Inc.(real estate development).

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State Street Research & Management Company
                                                                 (investment advice); Director, The Andover Companies
                                                                 (insurance); and Trustee, Arthritis Foundation of New
                                                                 England.

Arnold H. Dreyfuss                   Trustee                     Chairman, Eskimo Pie Corporation; Trustee, Mentor Funds,
(DOB: 9/2/28)                                                    Mentor Variable Investment Portfolios, Mentor Institutional
                                                                 Trust, and Cash Resource Trust; Director, America's
                                                                 Utility Fund, Inc.; Formerly, Chairman and Chief
                                                                 Executive Officer, Hamilton Beach/Proctor-Silex, Inc.

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/12/38)                                                  Cambridge College; Chairman Emeritus and Director, American
                                                                 Institute of Food and Wine; Chairman and President,
                                                                 Oldways Preservation and Exchange Trust (education);
                                                                 former Chairman of the Board, Director, and Executive
                                                                 Vice President, The London Harness Company (leather
                                                                 goods purveyor); former Managing Partner, Roscommon
                                                                 Capital Corp.; former Chief Executive Officer, Gifford
                                                                 Gifts of Fine Foods; former Chairman, Gifford, Drescher
                                                                 & Associates (environmental consulting).


Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                 and former President, Morehouse College.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                   (steel producer).

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union.

Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Director, America's
                                                                 Utility Fund, Inc.; Trustee, The Common Fund, Mentor
                                                                 Variable Investment Portfolios, Mentor Funds, Mentor In
                                                                 stitutional Trust, and Cash Resource Trust.

William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                     President, Richardson & Runden & Company (executive search
(DOB: 9/14/41)                                                   and advisory services); former Vice Chairman, DHR
                                                                 International, Inc. (executive recruitment); former Senior
                                                                 Vice President, Boyden International Inc. (executive
                                                                 recruitment); and Director, Commerce and Industry
                                                                 Association of New Jersey, 411 International, Inc.
                                                                 (communications), and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care.

Michael S. Scofield                   Chairman of the Board      Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)                       of Trustees

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement); Director of CTG Resources, Inc. (natural
                                                                 gas), Hartford Hospital, Old State House Association, and
                                                                 Enhance Financial Services, Inc.; former Director Middlesex
                                                                 Mutual Assurance Company; former Chairman, Board of
                                                                 Trustees, Hartford Graduate Center; Trustee, Greater
                                                                 Hartford YMCA.

Richard K. Wagoner, CFA              Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, First Union
                                                                 Corporation; former consultant to the Board of Trustees
                                                                 of the Evergreen Funds; former member, New York Stock
                                                                 Exchange; member, North Carolina Securities Traders
                                                                 Association; member, Financial Analysts Society.

Anthony J. Fischer*                  President and               Vice President/Client Services, BISYS Fund Services.
(DOB: 2/10/59)                       Treasurer

Nimish S. Bhatt**                    Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/First Union National Bank; former
                                                                 Senior Tax Consulting/Acting Manager, Investment Companies
                                                                 Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft**                         Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)
                                                                 Senior Vice President and Assistant General Counsel, First
Michael H. Koonce                    Secretary                   Union Corporation; former Senior Vice President and General
(DOB: 4/20/60)                                                   Counsel, Colonial Management Associates, Inc.

*      Address: BISYS Fund Services, 90 Park Avenue, New York, New York 10016
**     Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001



                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.


                                       COMPARISON OF LONG-TERM BOND RATINGS

     ----------------- ---------------- --------------- =================================================
     MOODY'S           S&P              FITCH           Credit Quality
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- =================================================
     ----------------- ---------------- --------------- =================================================

                       D                DDD/DD/D        In Default
     ----------------- ---------------- --------------- =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

-        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

- Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.


CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.


S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.



                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                             EVERGREEN EQUITY TRUST

                                     PART C



Item 23    Exhibits


Exhibit
Number    Description                                            Location
-------   -----------                                            -----------
(a)       Declaration of Trust                                   Incorporated by reference to
                                                                 Registrant's Registration Statement
                                                                 Filed on October 8, 1997

(b)       By-laws                                                Incorporated by reference to
                                                                 Registrant's Registration Statement
                                                                 Filed on October 8, 1997


(c)       Provisions of instruments defining the rights          Incorporated by reference to Exhibits I and II
          of holders of the securities being registered          of Registrant's Registration Statement
          are contained in the Declaration of Trust              Filed on October 8, 1997
          Articles II, III.(6)(c), VI.(3), IV.(8), V, VI,
          VII, VIII and By-laws Articles II, III and VIII.


(d)(1)    Investment Advisory and Management                     Incorporated by reference to
          Agreement between the Registrant and First             Post-Effective Amendment No. 4 to
          Union National Bank                                    Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(d)(2)    Investment Advisory and Management                     Incorporated by reference to
          Agreement between the Registrant and Evergreen         Post-Effective Amendment No. 4 to
          Asset Management Corp.                                 Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(d)(3)    Investment Advisory and Management                     Incorporated by reference to
          Agreement between the Registrant and                   Post-Effective Amendment No. 4 to
          Evergreen Investment Management Company                Registrant's Registration Statement
          (formerly Keystone Investment Management               Filed on March 12, 1998
          Company)

(d)(4)    Investment Advisory and Management                     Incorporated by reference to
          Agreement between the Registrant and                   Post-Effective Amendment No. 12 to
          Meridian Investment Company                            Registrant's Registration Statement
                                                                 Filed on February 1, 1999

(d)(5)    Sub-advisory Agreement between Evergreen Asset         Incorporated by reference to
          Management Corp. and Lieber & Company                  Post-Effective Amendment No.9 to
                                                                 Registrant's Registrant Statement
                                                                 Filed on October 1, 1998

(d)(6)    Portfolio Management Agreement between                 Incorporated by reference to
          OppenheimerFunds, Inc. and First Union                 Post-Effective Amendment No. 12 to
          National Bank                                          Registrant's Registration Statement
                                                                 Filed on February 1, 1999

(d)(7)    Portfolio Management Agreement between                 Incorporated by reference to
          MFS Institutional Advisors, Inc. and First             Post-Effective Amendment No. 12 to
          Union National Bank                                    Registrant's Registration Statement
                                                                 Filed on February 1, 1999

(d)(8)    Portfolio Management Agreement between                 Incorporated by reference to
          Putnam Investment Management, Inc. and First           Post-Effective Amendment No. 12 to
          Union National Bank                                    Registrant's Registration Statement
                                                                 Filed on February 1, 1999

(d)(9)    Form of Investment Advisory and Management             Incorporated by reference to
          Agreement between the Registrant and Mentor            Post-Effective Amendment No. 19 to
          Investment Advisors, LLC                               Registrant's Registration Statement
                                                                 Filed on October 14, 1999

(e)(1)    Class A and Class C Principal Underwriting             Incorporated by reference to
          Agreement between the Registrant and Evergreen         Post-Effective Amendment No. 4 to
          Distributor, Inc.                                      Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(e)(2)    Class B Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Investment        Post-Effective Amendment No. 4 to
          Services, Inc. (B-1)                                   Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(e)(3)    Class B Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Post-Effective Amendment No. 4 to
          Inc. (B-2)                                             Registrant's Registration Statement
                                                                 Filed on March 12, 1998


(e)(4)    Class B Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Post-Effective Amendment No. 4 to
          Inc. (Evergreen/KCF)                                   Registrant's Registration Statement
                                                                 Filed on March 12, 1998


(e)(5)    Class Y Principal Underwriting Agreement               Incorporated by reference to
          between the Registrant and Evergreen Distributor,      Post-Effective Amendment No. 4 to
          Inc.                                                   Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(e)(6)    Principal Underwriting Agreement between               Incorporated by reference to
          the Registrant and Kokusai Securities Company          Post-Effective Amendment No. 6 to
          Limited                                                Registrant's Registration Statement
                                                                 Filed on July 31, 1998

(e)(7)    Specimen Copy of Dealer Agreement used by              Incorporated by reference to
          Evergreen Distributor, Inc.                            Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on November 10, 1997

(e)(8)    Principal Underwriting Agreement between               Incorporated by reference to
          the Registrant and Nomura Securities Company           Post-Effective Amendment No. 6 to
                                                                 Registrant's Registration Statement
                                                                 Filed on July 31, 1998

(f)       Deferred Compensation Plan                             Incorporated by reference to
                                                                 Registrant's Pre-Effective Amendment No. 1
                                                                 Filed on November 10, 1997

(g)       Custodian Agreement between the Registrant             Incorporated by reference to
          and State Street Bank and Trust Company                Post-Effective Amendment No. 4 to
                                                                 Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(h)(1)    Administration Agreement between the                   Incorporated by reference to
          Registrant and Evergreen Investment                    Post-Effective Amendment No. 4 to
          Services, Inc.                                         Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(h)(2)    Transfer Agent Agreement between the                   Incorporated by reference to
          Registrant and Evergreen Service Company               Post-Effective Amendment No. 4 to
                                                                 Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(h)(3)    Form of Administration Agreement between               Incorporated by reference to
          the Registrant and Evergeen Investment                 Post-Effective Amendment No. 19
          Service, Inc. (10/15/99 Agreement)                     Registrant's Registration Statement
                                                                 Filed on October 14, 1999

(i)(1)    Opinion and Consent of Sullivan & Worcester LLP        Incorporated by reference to
                                                                 Registrant's Post-Effective Amendment No. 2
                                                                 Filed on December 12, 1997

(i)(2)    Opinion and Consent of Sullivan & Worcester LLP        Incorporated by reference to
                                                                 Post-Effective Amendment No. 19
                                                                 Registrant's Registration Statement
                                                                 Filed on October 14, 1999

(j)(1)    Consent of KPMG LLP                                    Contained herein
          Domestic Growth Funds

(j)(2)    Consent of KPMG LLP                                    Contained herein
          Capital Balanced Fund (formerly
          Mentor Balanced Portfolio)

(j)(3)    Consent of KPMG LLP                                    Contained herein
          Capital Income and Growth Fund
          (formerly Mentor Income and Growth Portfolio)

(j)(4)    Consent of PricewaterhouseCoopers LLP                  Contained herein
          Domestic Growth Funds

(j)(5)    Consent of KPMG LLP                                    Incorporated by reference to Registrant's
          Balanced Fund                                          Post-Effective Amendment No. 16
                                                                 Filed on July 29, 1999

(j)(6)    Consent of PricewaterhouseCoopers LLP                  Incorporated by reference to Registrant's
          Growth and Income Funds                                Post-Effective Amendment No. 21
                                                                 Filed on November 29, 1999

(j)(7)    Consent of KPMG LLP                                    Incorporated by reference to Registrant's
          Growth and Income Funds                                Post-Effective Amendment No. 21
                                                                 Filed on November 29, 1999
(k)       Not applicable

(l)       Not applicable

(m)(1)    12b-1 Distribution Plan for Class A                    Incorporated by reference to
                                                                 Post-Effective Amendment No. 4 to
                                                                 Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(m)(2)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
          (KAF B-1)                                              Post-Effective Amendment No. 4 to
                                                                 Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(m)(3)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
          (KAF B-2)                                              Post-Effective Amendment No. 4 to
                                                                 Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(m)(4)    12b-1 Distribution Plan for Class B                    Incorporated by reference to
          (KCF/Evergreen)                                        Post-Effective Amendment No. 4 to
                                                                 Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(m)(5)    12b-1 Distribution Plan for Class C                    Incorporated by reference to
                                                                 Post-Effective Amendment No. 4 to
                                                                 Registrant's Registration Statement
                                                                 Filed on March 12, 1998

(n)       Not applicable

(o)       Multiple Class Plan                                    Incorporated by reference to Post-Effective
                                                                 Amendment No. 13 to Registrants's Registration
                                                                 Statement filed on April 30, 1999

Item 24.       Persons Controlled by or Under Common Control with Registrant.

     None

Item 25.       Indemnification.

     Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

     Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

     Provisions for the indemnification of the Registrant's Investment Advisors are contained in their respective Investment Advisory and Management Agreements.

     Provisions for the indemnification of Evergreen Distributor, Inc., the Registrant's principal underwriter, are contained in each Principal Underwriting Agreement between Evergreen Distributor, Inc. and the Registrant.

     Provisions for the indemnification of Evergreen Service Company, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company and the Registrant.

     Provisions for the indemnification of State Street Bank and Trust Company, the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Company and the Registrant.

Item 26.       Business or Other Connections of Investment Adviser.

     The Directors and principal executive officers of First Union National Bank are:

Edward E. Crutchfield, Jr.         Chairman and Chief Executive Officer,
                                   First Union Corporation; Chief Executive
                                   Officer and Chairman, First Union National
                                   Bank

G. Kennedy Thompson                President, Director, First Union Corporation;
                                   President, Director,First Union National Bank

Mark C. Treanor                    Executive Vice President, Secretary &
                                   General Counsel, First Union Corporation;
                                   Secretary and Executive Vice President,
                                   First Union National Bank

Robert T. Atwood                   Executive Vice President and Chief Financial
                                   Officer, First Union Corporation; Chief
                                   Financial Officer and Executive Vice
                                   President, First Union National Bank

     All of the above persons are located at the following address: First Union National Bank, One First Union Center, Charlotte, NC 28288.

     The information required by this item with respect to Evergreen Asset Management Corp. is incorporated by reference to the Form ADV (File No. 801-46522) of Evergreen Asset Management Corp.

     The information required by this item with respect to Evergreen Investment Management Company (formerly Keystone Investment Management Company) is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company.

     The information required by this item with respect to Meridian Investment Company is incorporated by reference to the Form ADV (File No. 801-8327) of Meridian Investment Company.

     The information required by this item with respect to Mentor Investment Advisors, LLC is incorporated by reference to the Form ADV (File No. 801-40384) of Mentor Investment Advisors, LLC.


Item 27.       Principal Underwriters.

     Evergreen Distributor, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

     The Directors and principal executive officers of Evergreen Distributor, Inc. are:

Maryann Bruce                      President

Dennis Sheehan                     Director, Chief Financial Officer

Kevin J. Dell                      Vice President, General Counsel and Secretary

     Messrs.  Sheehan and Dell are  located  at the  following  address:
Evergreen Distributor, Inc., 90 Park Avenue, New York, New York 10019.

     Ms. Bruce is located at 201 South College Street, Charlotte, NC 28288.

     The Registrant has not paid, directly or indirectly, any commissions or other compensation to the Principal Underwriter in the last fiscal year.


Item 28.       Location of Accounts and Records.

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc., Evergreen Service Company and Evergreen Investment Management Company (formerly Keystone Investment Management Company), all located at 200 Berkeley Street, Boston, Massachusetts 02110

     First Union National Bank, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288

     Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

     Mentor Investment Advisors, LLC, 901 East Byrd Street, Richmond, Virginia 23219

     Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171

     Meridian Investment Co., 55 Valley Stream Parkway, Malvern, Pennsylvania 19355


Item 29.       Management Services.

     Not Applicable


Item 30.       Undertakings.

     The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 26th day of January, 2000.

                                         EVERGREEN EQUITY TRUST


                                         By: /s/ Anthony J. Fischer
                                             -----------------------------
                                             Name: Anthony J. Fischer
                                             Title: President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of January, 2000.

/s/Anthony J. Fischer                   /s/ Laurence B. Ashkin            /s/ Charles A. Austin, III
-------------------------               -----------------------------     --------------------------------
Anthony J. Fischer                      Laurence B. Ashkin*               Charles A. Austin III*
President and Treasurer (Principal      Trustee                           Trustee
  Financial and Accounting Officer)

/s/ K. Dun Gifford                      /s/ Arnold H. Dreyfuss             /s/ William Walt Pettit
----------------------------            ----------------------------      --------------------------------
K. Dun Gifford*                         Arnold H. Dreyfuss*               William Walt Pettit*
Trustee                                 Trustee                           Trustee

/s/Gerald M. McDonnell                  /s/ Thomas L. McVerry              /s/ Michael S. Scofield
-------------------------------         -----------------------------      --------------------------------
Gerald M. McDonell*                     Thomas L. McVerry*                 Michael S. Scofield*
Trustee                                 Trustee                            Chairman of the Board
                                                                           and Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD      /s/ Leroy Keith, Jr.
------------------------------          -------------------------------    --------------------------------
David M. Richardson*                    Russell A. Salton, III MD*         Leroy Keith, Jr.*
Trustee                                 Trustee                            Trustee


/s/ Richard J. Shima                    /s/ Louis W. Moelchert, Jr.        /s/ Richard K. Wagoner
------------------------------          -------------------------------    --------------------------------
Richard J. Shima*                       Louis W. Moelchert, Jr.            Richard K. Wagoner
Trustee                                 Trustee                            Trustee

*By: /s/ Maureen E. Towle
-------------------------------
Maureen E. Towle
Attorney-in-Fact


     *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                             INDEX TO EXHIBITS


Exhibit Number           Exhibit
--------------           -------
(j)(1)    Consent of KPMG LLP                                  Contained herein
          Domestic Growth Funds

(j)(2)    Consent of KPMG LLP                                  Contained herein
          Capital Balanced Fund (formerly
          Mentor Balanced Portfolio)

(j)(3)    Consent of KPMG LLP                                  Contained herein
          Capital Income and Growth Fund
          (formerly Mentor Income and Growth Portfolio)

(j)(4)    Consent of PricewaterhouseCoopers LLP                Contained herein
          Domestic Growth Funds